                                   MML SERIES


                                 INVESTMENT FUND

                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                    [graphic]


                            MML Large Cap Value Fund
                            ------------------------
                            MML Equity Index Fund
                            ---------------------
                            MML Enhanced Index Core Equity Fund
                            -----------------------------------
                            MML Growth Equity Fund
                            ----------------------
                            MML OTC 100 Fund
                            ----------------
                            MML Small Cap Value Equity Fund
                            -------------------------------
                            MML Small Company Opportunities Fund
                            ------------------------------------
                            MML Small Cap Growth Equity Fund
                            -------------------------------------
                            MML Emerging Growth Fund
                            ------------------------

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                            i

MML LARGE CAP VALUE FUND
    Portfolio Manager Report                                                   1
    Portfolio of Investments                                                   3
    Financial Statements                                                       5

MML EQUITY INDEX FUND
    Portfolio Manager Report                                                   9
    Portfolio of Investments                                                  11
    Financial Statements                                                      16

MML ENHANCED INDEX CORE EQUITY FUND
    Portfolio Manager Report                                                  20
    Portfolio of Investments                                                  22
    Financial Statements                                                      26

MML GROWTH EQUITY FUND
    Portfolio Manager Report                                                  30
    Portfolio of Investments                                                  32
    Financial Statements                                                      34

MML OTC 100 FUND
    Portfolio Manager Report                                                  38
    Portfolio of Investments                                                  40
    Financial Statements                                                      42

MML SMALL CAP VALUE EQUITY FUND
    Portfolio Manager Report                                                  46
    Portfolio of Investments                                                  48
    Financial Statements                                                      50

MML SMALL COMPANY OPPORTUNITIES FUND
    Portfolio Manager Report                                                  54
    Portfolio of Investments                                                  56
    Financial Statements                                                      58

MML SMALL CAP GROWTH EQUITY FUND
    Portfolio Manager Report                                                  62
    Portfolio of Investments                                                  64
    Financial Statements                                                      67

MML EMERGING GROWTH FUND
    Portfolio Manager Report                                                  71
    Portfolio of Investments                                                  73
    Financial Statements                                                      75

NOTES TO FINANCIAL STATEMENTS                                                 79

INDEPENDENT AUDITORS' REPORT                                                  89

DIRECTORS AND OFFICERS (UNAUDITED)                                            90

FEDERAL TAX INFORMATION (UNAUDITED)                                           93

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

February 1, 2002

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

FREDERICK C. CASTELLANI

"A YEAR TO REMEMBER, REFLECT AND REASSESS"

STOCKS CAP A DIFFICULT YEAR WITH A STRONG FOURTH QUARTER

Two thousand one ended much as it began, with investors expecting a stronger economy and better times for the stock market. That optimism, however, belied a series of setbacks that culminated in the worst two-year stretch for many of the popular indexes since the brutal bear market of 1973-74. The widely followed S&P 500 Index shed 11.88% in 2001 after dropping 9.10% in 2000, while the Dow Jones Industrial Average declined 5.37% during 2001 versus a 4.51% loss in 2000. Meanwhile, the NASDAQ Composite Index, heavily weighted with technology stocks, gave up 20.98% in the year just ended, still painful but considerably better than its 39.29% drubbing the previous year.

Value outperformed growth for the second year running. For example, the large-cap Russell 1000 Growth Index fell 20.42%, compared with a much smaller 5.59% loss for the Russell 1000 Value Index. In the first and third quarters, growth stocks were decimated, while the second and fourth quarters saw the growth sector offset some of its losses and outperform value shares. Looking at market capitalization, small-caps again led the market, repeating their outperformance from 2000. The Russell 2000 Value Index, reflecting the small-cap value market, finished with a gain of 14.02%, well ahead of its large- and mid-cap counterparts.

Although most of our equity portfolios ended the year with negative returns, one portfolio with a value-oriented, small-cap mandate gained nearly 10%, aptly demonstrating that those willing to diversify their investments need not resign themselves to the volatility that plagued most marquee growth stocks in 2001.

Driving the problems faced by stocks, of course, were a sputtering economy and disappointing corporate earnings. A recession, which had looked avoidable before September 11, appeared a virtual certainty afterwards, according to the conventional definition of a recession as two consecutive quarters of falling gross domestic product (GDP). The final estimate for third quarter GDP came in at -1.30%, and the fourth quarter also was widely expected to show a decline. Separately, the National Bureau of Economic Research, a group of academic economists, issued a statement in November declaring that the country entered a recession back in March.

Leaving aside debates about terminology, the economic picture in 2001 was not pretty by any yardstick. Profits for U.S. companies dropped in the first three-quarters of the year and were expected to decline again in the fourth quarter. The manufacturing sector was particularly hard-hit, as industrial production declined for 15 consecutive months, including December's 0.10% drop. Corporate layoffs soared to almost two million, and unemployment peaked for the year at 5.80% in December, up from 4.20% in January.

The September 11 terrorist attacks exacerbated many negative trends already in motion and precipitated new challenges, especially in the insurance, travel and leisure, media, and airline industries. Aside from the unfathomable cost in human lives, initial estimates of losses in property, income, and jobs ran close to $60 billion, and the final cost will surely far exceed that number.

In the fourth quarter, we saw just how resilient the stock market can be. After plunging in the days immediately following the terrorist attacks, stocks began a robust rally that carried through the end of the year. The Dow gained 13.89% for the quarter, while the S&P 500 Index advanced 10.69%. Small-cap stocks as measured by the Russell 2000 Index added 21.08%, and international stocks, represented by the Morgan Stanley Capital International EAFE Index, posted a 6.97% rise. When the dust settled on December 31, most stock indexes had reclaimed what they lost after the terrorists struck.

Much of the credit for revitalizing investor sentiment must surely go to the Federal Reserve Board, which continued its aggressive easing of interest rates, especially after September 11. To the six rate cuts implemented in the first half of the year, the Fed added five more reductions in the second half, making a record total of 11 for a full calendar year. After the final cut in December, the target federal funds rate stood at 1.75%, a level not seen in 40 years. Low interest rates helped keep the housing market alive and propped up consumer spending, which accounts for roughly two-thirds of the economy.

Complementing the Fed's actions were efforts by the Bush administration to shore up the economy with fiscal policy. One measure, signed into law in June, was a 10-year, $1.35 trillion tax cut that administration officials hoped would keep consumers spending freely. Additionally, the White House responded quickly to the terrorist tragedy by approving $5 billion in aid for the beleaguered airline industry, which had sustained huge losses even before September 11.

FALLING RATES HELP BONDS

The Fed's repeated rate cuts kept steady downward pressure on the yields for short-term fixed-income securities. The yields of longer-dated securities, however, declined by much smaller margins and, in the case of the 30-year Treasury bond, even increased slightly during the year. As a result, the yield curve steepened dramatically, with solid gains in most maturities. The Lehman Brothers Aggregate Bond Index finished the year with a gain of 8.44%, over half of which came in the third quarter, when the events of September 11 triggered sharply lower forecasts for U.S. economic growth and inflation concerns temporarily receded.

At the end of October, the U.S. Treasury announced that it would stop selling the 30-year bond, a surprise move that temporarily pushed down yields at the long end of the curve. However, the effects of the announcement were short-lived, and longer-dated Treasury securities quickly gave up much of their gains. As the Fed continued to lower short-term interest rates, buyers of longer-term securities began to anticipate a strengthening economy and the possibility of rising inflation, and consequently demanded greater incentives to invest.

Corporate securities generally outperformed Treasuries for the year, although spreads temporarily widened in the industries most affected by the terrorist attacks. High-yield securities, like stocks, were streaky and reacted with volatility to the many earnings downgrades announced during the period, particularly in the telecommunications sector. Overall, high-yield investments managed approximately a break-even performance for the year.

EARNINGS MUST CATCH UP TO SHARE PRICES

The stock market's strong performance in the fourth quarter served as a good example of investors' tendency to look ahead. The rally occurred in anticipation of an economic recovery but in the absence of much concrete evidence that such a recovery was imminent. Over the short term, this could result in some volatility. Over the longer term, we look for the innate strength and resilience of the U.S. economy to reassert itself.

After two years of declining stock prices, such an outlook is perhaps cold comfort. As always, however, we believe that the most prudent way to invest is by diversifying among asset classes and among different sectors within asset classes. In this way, investors can help smooth out the peaks and especially the valleys in their returns and offset the volatility inherent in any one asset class. The MML Series Investment Fund stands ready to help you implement a diversification strategy that fits your investment objectives and risk tolerance.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

                    This page is intentionally left blank.

MML LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML LARGE CAP VALUE
FUND?

The objectives and policies of the Fund are to:
-    achieve long-term capital growth and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
-    utilize a value-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
     -offer above-average levels of profitability or superior growth potential -are attractively valued in the marketplace


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned -11.16%, beating the -11.88% return of the S&P 500 Index.


WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

It was an extremely volatile year for the stock market, with steep declines in the first and third quarters that were only partially offset by rallies in the second and fourth quarters. One constant throughout the period, along with earnings disappointments, was the Federal Reserve Board, which lowered short-term interest rates 11 times in an effort to prevent the economy from entering a recession. The Fed appeared to be reaching the end of its easing cycle in August, but the events of September 11 caused the central bank to redouble its efforts, resulting in four rate cuts in the final four months of the year.

Given our greater emphasis on value, we would normally expect to outperform the S&P 500 Index by a wider margin in such a weak market environment. Several factors prevented this from happening. First, our primary focus is on stocks that we believe represent good long-term values, but we also like our holdings to have solid growth potential. Unfortunately, as the duration and extent of the economic slowdown became clearer, investors took refuge in deep value stocks epitomized by industries such as railroads and steel--mature, capital-intensive businesses that we feel have little appeal as long-term investments. Looking at the current reporting period, however, it was a factor that hurt the Fund's performance.

Second, our portfolio management could have been better in several respects. Lucent Technologies was one costly mistake. The stock had been a core holding for the Fund, and the company possessed tremendous brand recognition, a top-flight client list, enviable global positioning, and excellent research facilities in the form of Bell Labs. Our mistake was not believing our own financial analysis, which told us as early as 2000 that the company was bleeding cash. It was a case of becoming enamored with a company and ignoring the warning signals that our methodology provided for us. We dramatically reduced our exposure to Lucent early in the period, but only after it had inflicted significant damage on the Fund's returns.

American Express was another detractor for the year. While we couldn't have anticipated all of the factors that detracted from the company's business during the year--including losing its headquarters in New York's World Financial Center as a result of the terrorist attacks--we failed to act on the knowledge that the stock was commanding a hefty premium relative to its peers early in 2001. Having said that, we should also point out that when the share price of American Express cratered after September 11, we added to our position because it had reached what we thought was a compelling long-term valuation level.


WHAT OTHER ADJUSTMENTS DID YOU MAKE AFTER SEPTEMBER 11?

We took a hard look at the Fund's holdings and divided them into three categories: those that would probably be negatively affected by the events of September 11, those that would experience an essentially neutral impact, and those that might actually benefit. One industry that we decided would benefit was insurance. Although a number of insurance companies were faced with huge claims to pay as a result of September 11, we anticipated greater demand for insurance of all kinds and more pricing power for the better companies. Consequently, we added opportunistically to our positions in the two top reinsurance companies--General Re, owned by Berkshire Hathaway, and Transatlantic Holdings. We also increased the Fund's holdings of insurance broker Aon Corp. American International Group, a leading property and casualty insurer, has been a core holding for some time.


WHAT IS YOUR OUTLOOK?

Our outlook for the overall market is very mixed. Although share prices have come down substantially since the bubble burst early in 2000, earnings have fallen to such an extent that valuations are still unattractive in many cases. Furthermore, there is still the problem of distorted financial statements, which is uniquely exemplified by--but certainly not limited to--bankrupt energy trading firm Enron. As a result, we anticipate that the market indices will form broad trading ranges for the foreseeable future.

However, we are by no means discouraged about the Fund's prospects. We think there are plenty of opportunities for investors who employ disciplined buy and sell methodologies and, in fact, our philosophy is well suited to the type of environment just described.


MML LARGE CAP VALUE FUND
LARGEST STOCK HOLDINGS (12/31/01)

American Express Co.
Tyco International Limited
Household International, Inc.
Philip Morris Companies, Inc.
Citigroup, Inc.
American International Group, Inc.
Merck & Co., Inc.
United Parcel Service, Inc. Cl. B
Costco Wholesale Corp.
Wells Fargo & Co.


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index


MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           SINCE INCEPTION
                      ONE YEAR              AVERAGE ANNUAL
                  1/1/01 - 12/31/01       5/1/00 - 12/31/01
MML Large Cap
Value Fund             -11.16%                  -7.41%

S&P 500 Index          -11.88%                 -12.04%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                    MML LARGE CAP VALUE FUND     S&P 500 INDEX
5/1/00                      $10,000                  $10,000
  6/00                       $9,720                  $10,037
 12/00                       $9,895                   $9,162
  6/01                       $9,213                   $8,549
 12/01                       $8,791                   $8,074


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                NUMBER OF                     MARKET
                                                 SHARES                       VALUE
                                                ---------                    -------
EQUITIES -- 90.5%

ADVERTISING -- 0.4%
WPP Group PLC
   Sponsored ADR                                    2,700                 $  145,530
                                                                          ----------

BANKING, SAVINGS & LOANS -- 11.1%
Bank One Corp.                                     13,700                    534,985
Citigroup, Inc.                                    29,100                  1,468,968
Golden West Financial Corp.                        10,800                    635,580
Lloyds TSB Group PLC
   Sponsored ADR                                    8,900                    400,411
Providian Financial Corp.                           8,000                     28,400
Wells Fargo & Co.                                  21,900                    951,555
                                                                          ----------
                                                                           4,019,899
                                                                          ----------

BROADCASTING, PUBLISHING & PRINTING -- 0.6%
Gannett Co., Inc.                                   3,300                    221,859
                                                                          ----------

BUILDING MATERIALS & CONSTRUCTION -- 3.8%
Martin Marietta Materials, Inc.                     5,500                    256,300
Masco Corp.                                        33,400                    818,300
Vulcan Materials Co.                                6,200                    297,228
                                                                          ----------
                                                                           1,371,828
                                                                          ----------

COMMERCIAL SERVICES -- 1.6%
Dun & Bradstreet Corp.*                             7,350                    259,455
Moody's Corp.                                       8,100                    322,866
                                                                          ----------
                                                                             582,321
                                                                          ----------

COMMUNICATIONS -- 1.8%
Lucent Technologies, Inc.                          15,000                     94,350
Tellabs, Inc.*                                     36,500                    548,595
                                                                          ----------
                                                                             642,945
                                                                          ----------

COMPUTERS & INFORMATION -- 2.3%
Lexmark International
   Group, Inc.*                                    14,300                    843,700
                                                                          ----------

COMPUTERS & OFFICE EQUIPMENT -- 1.2%
Hewlett-Packard Co.                                21,700                    445,718
                                                                          ----------

CONTAINERS -- 2.2%
Sealed Air Corp.*                                  19,700                    804,154
                                                                          ----------

DATA PROCESSING & PREPARATION -- 0.2%
First Data Corp.                                      800                     62,760
                                                                          ----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.1%
Agere Systems, Inc. Cl. A*                         70,500                 $  401,145
                                                                          ----------

ENERGY -- 5.5%
Conoco, Inc.                                        2,300                     65,090
Devon Energy Corp.                                 11,000                    425,150
EOG Resources, Inc.                                 9,100                    355,901
Kinder Morgan, Inc.                                 8,200                    456,658
Phillips Petroleum Co.                             11,200                    674,912
                                                                          ----------
                                                                           1,977,711
                                                                          ----------

FINANCIAL SERVICES -- 14.9%
American Express Co.                               68,400                  2,441,196
AvalonBay Communities, Inc.                           600                     28,386
Berkshire Hathaway, Inc. Cl. A*                         7                    529,200
Household International, Inc.                      27,700                  1,604,938
Morgan Stanley Dean
   Witter & Co.                                    10,300                    576,182
Stillwell Financial, Inc.                           7,700                    209,594
                                                                          ----------
                                                                           5,389,496
                                                                          ----------

FOODS -- 1.7%
Hershey Foods Corp.                                   300                     20,310
Kraft Foods, Inc.                                   6,900                    234,807
Safeway, Inc.*                                      8,500                    354,875
                                                                          ----------
                                                                             609,992
                                                                          ----------

INDUSTRIAL - DIVERSIFIED -- 8.5%
Minnesota Mining &
   Manufacturing Co.                                5,500                    650,155
Tyco International Limited                         40,943                  2,411,543
                                                                          ----------
                                                                           3,061,698
                                                                          ----------

INSURANCE -- 10.0%
American International
   Group, Inc.                                     16,150                  1,282,310
Aon Corp.                                          12,600                    447,552
Chubb Corp.                                         1,700                    117,300
Loews Corp.                                         8,400                    465,192
Markel Corp.*                                         100                     17,965
Principal Financial
   Group, Inc.*                                     2,300                     55,200
Progressive Corp.                                   2,800                    418,040
Sun Life Financial Services
   of Canada, Inc.                                  3,100                     66,960
Transatlantic Holdings, Inc.                        8,000                    728,000
                                                                          ----------
                                                                           3,598,519
                                                                          ----------

LODGING -- 0.8%
Marriott International,
   Inc. Cl. A                                       6,800                 $  276,420
                                                                          ----------

MACHINERY & COMPONENTS -- 1.1%
Dover Corp.                                        11,100                    411,477
                                                                          ----------

MEDICAL SUPPLIES -- 0.4%
Agilent Technologies, Inc.*                         5,449                    155,351
                                                                          ----------

PHARMACEUTICALS -- 6.7%
American Home
   Products Corp.                                   3,700                    227,032
Bristol-Myers Squibb Co.                            5,400                    275,400
Eli Lilly & Co.                                     7,400                    581,196
Merck & Co., Inc.                                  20,300                  1,193,640
Pharmacia Corp.                                     3,200                    136,480
                                                                          ----------
                                                                           2,413,748
                                                                          ----------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.5%
Eastman Kodak Co.                                   5,500                    161,865
                                                                          ----------

PREPACKAGED SOFTWARE -- 0.5%
BMC Software, Inc.*                                 9,100                    148,967
Novell, Inc.*                                       5,300                     24,327
                                                                          ----------
                                                                             173,294
                                                                          ----------

REAL ESTATE -- 1.2%
Centerpoint Properties Corp.                        9,000                    448,200
                                                                          ----------

RESTAURANTS -- 1.1%
McDonald's Corp.                                   15,200                    402,344
                                                                          ----------

RETAIL -- 3.9%
Costco Wholesale Corp.*                            23,400                  1,038,492
Penney (J.C.) Co., Inc.                             3,100                     83,390
RadioShack Corp.                                    9,300                    279,930
                                                                          ----------
                                                                           1,401,812
                                                                          ----------

TELEPHONE UTILITIES -- 0.0%
Loral Space &
   Communications Limited*                          4,000                     11,960
                                                                          ----------

TOBACCO -- 4.4%
Philip Morris
   Companies, Inc.                                 34,900                  1,600,165
                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                NUMBER OF                     MARKET
                                                 SHARES                       VALUE
                                                ---------                    -------
TRANSPORTATION -- 3.0%
United Parcel Service,
   Inc. Cl. B                                      19,700                $ 1,073,650
                                                                         -----------

TOTAL EQUITIES
(COST $33,493,369)                                                        32,709,561
                                                                         -----------


                                                PRINCIPAL
                                                 AMOUNT
                                                ---------
SHORT-TERM INVESTMENTS -- 8.1%
REPURCHASE AGREEMENT
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                           $2,939,843                  2,939,843
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                        2,939,843
                                                                         -----------

TOTAL INVESTMENTS -- 98.6%
(COST $36,433,212)**                                                      35,649,404
                                                                         -----------

OTHER ASSETS/(LIABILITIES) -- 1.4%                                           521,817
                                                                         -----------

NET ASSETS -- 100.0%                                                     $36,171,221
                                                                         ===========


NOTES TO PORTFOLIO OF INVESTMENTS
 ADR  - American Depository Receipt.
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (Note 7).
 (a) Maturity value of $2,940,072. Collateralized by U.S. Government Agency obligation with a rate of 7.575%, maturity date of 10/01/2024, and aggregate market value, including accrued interest, of $3,087,016.





            The remainder of this page is intentionally left blank.
















    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
ASSETS:
        Investments, at value (cost $33,493,369) (NOTE 2)                                                          $32,709,561
        Short-term investments, at amortized cost (NOTE 2)                                                           2,939,843
                                                                                                                   -----------
            Total Investments                                                                                       35,649,404
        Cash                                                                                                           523,635
        Receivables from:
            Fund shares sold                                                                                            37,953
            Interest and dividends                                                                                      46,703
            Foreign taxes withheld                                                                                          23
                                                                                                                   -----------
                 Total assets                                                                                       36,257,718
                                                                                                                   -----------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                       13,566
            Fund shares repurchased                                                                                     44,076
            Directors' fees and expenses (NOTE 3)                                                                        1,968
            Affiliates (NOTE 3):
                 Investment management fees                                                                             23,484
        Accrued expense and other liabilities                                                                            3,403
                                                                                                                   -----------
                 Total liabilities                                                                                      86,497
                                                                                                                   -----------
        NET ASSETS                                                                                                 $36,171,221
                                                                                                                   ===========
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                            $38,394,359
        Distributions in excess of net investment income                                                                (1,659)
        Accumulated net realized loss on investments                                                                (1,437,671)
        Net unrealized depreciation on investments                                                                    (783,808)
                                                                                                                   -----------
                                                                                                                   $36,171,221
                                                                                                                   ===========
SHARES OUTSTANDING:                                                                                                  4,141,765
                                                                                                                   ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                    $      8.73
                                                                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                   YEAR ENDED
                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $32)                                                                  $   264,797
        Interest                                                                                                        67,184
                                                                                                                   -----------
                 Total investment income                                                                               331,981
                                                                                                                   -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            195,597
        Shareholder reporting fees                                                                                       8,508
        Custody fees                                                                                                     4,567
        Audit and legal fees                                                                                             4,074
        Directors' fees (NOTE 3)                                                                                           933
                                                                                                                   -----------
                Total expenses                                                                                         213,679
                                                                                                                   -----------
                NET INVESTMENT INCOME                                                                                  118,302
                                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                                (1,396,456)
        Net change in unrealized appreciation (depreciation) on investments                                           (796,849)
                                                                                                                   -----------
                NET REALIZED AND UNREALIZED LOSS                                                                    (2,193,305)
                                                                                                                   -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(2,075,003)
                                                                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                        -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                              $   118,302           $    66,019
        Net realized loss on investment transactions                                        (1,396,456)              (42,064)
        Net change in unrealized appreciation (depreciation) on investments                   (796,849)               13,041
                                                                                           -----------           -----------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (2,075,003)               36,996
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                            (122,094)              (63,591)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        20,316,507            18,078,406
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                        18,119,410            18,051,811

NET ASSETS:
        Beginning of period                                                                 18,051,811                     -
                                                                                           -----------           -----------
        End of period (including distributions in excess of net investment income of
           $1,659 and undistributed net investment income of $2,428, respectively)         $36,171,221           $18,051,811
                                                                                           ===========           ===========

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.





    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    YEAR ENDED      PERIOD ENDED
                                                                                                     12/31/01         12/31/00+
                                                                                                    ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $    9.86        $   10.00
                                                                                                     ---------        ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                                   0.03             0.05***
  Net realized and unrealized loss on investments                                                        (1.13)           (0.15)
                                                                                                     ---------        ---------
       Total loss from investment operations                                                             (1.10)           (0.10)
                                                                                                     ---------        ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                                             (0.03)           (0.04)
                                                                                                     ---------        ---------
NET ASSET VALUE, END OF PERIOD                                                                       $    8.73        $    9.86
                                                                                                     =========        =========
TOTAL RETURN@                                                                                         (11.16)%          (1.05)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                                  $  36,171        $  18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                               0.87%            1.07%*
     After expense waiver#                                                                               0.87%            0.91%*
  Net investment income to average daily net assets                                                      0.48%            0.78%*
  Portfolio turnover rate                                                                                  19%              14%**

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.





    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX FUND?

The objectives and policies of the Fund are to:

- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index

- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class I shares returned -12.32%, slightly trailing the -11.88% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

The S&P 500 Index continued to lose ground in the second half of 2001 after posting a loss in the first half. The third quarter was particularly brutal, as disappointing news on the economy and corporate earnings combined with the shock of September 11 to drive equity share prices sharply lower. The Index declined 14.68% for its biggest drop since 1987, when it lost over 20% on one fateful October day. The index was already testing lows established in the spring when the terrorist attacks occurred. U.S. stock markets remained closed until the following Monday, when panic selling ensued for the next few trading days. Finally, the index turned up near the end of the quarter, as bargain hunters stepped in and panic subsided.

The only sector showing a gain for the third quarter was health care, which advanced 2.23%. Technology led the list of declining sectors, losing 32.6% and accounting for almost one-half of the S&P 500 Index's performance during the quarter. The largest sector, financials, fell 13.3%. Stocks with the greatest impact on performance for the quarter included Microsoft, down 29.9%, General Electric, off 23.7%, and AOL Time Warner, down 37.6%.

The fourth quarter saw a strong rebound in the equity markets, as the Federal Reserve Board continued to cut interest rates, prompting many investors to anticipate an economic recovery in 2002. The Fed trimmed interest rates a total of 11 times in 2001, a record for one calendar year. Investors once again aggressively bought growth stocks, sending the technology sector up 33.8% for the quarter. By the end of the quarter, technology had reclaimed the largest weighting in the index, followed closely by financials. Other positive sectors included consumer cyclicals, up 23.9%, and transportation, which gained 20.4%. Transportation stocks were helped in part by a $5 billion bailout package for the airline industry that was engineered by the Bush administration.

Individual holdings meriting mention included Network Appliance, which took top performance honors for the quarter with a gain of 221.6%. Other strong performers were Palm, up 165.8%, and NVIDIA, with a gain of 143.5%. Detractors included Providian Financial, down 82.4%, and Watson Pharmaceuticals, which fell 42.6%. Enron, the energy trading firm that filed for bankruptcy protection early in December, was dropped from the index soon afterward. The stock shed 97.0% for the quarter. Stocks with the biggest impact on the index's performance included Microsoft, up 29.5%, Intel, with a gain of 53.9%, and Citigroup, which rose 24.6%.

The index had nine new companies added in the third quarter and eight more in the fourth quarter, for a total of 30 during 2001, well below 2000's total of 58 changes. REITs--real estate income trusts--were added to the index for the first time during the period.

WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, it is evident that investors are expecting an imminent recovery in corporate earnings. The burden will now be on corporations to deliver sufficient earnings growth to justify the advance in share prices. At current levels, valuations for many stocks in the index are fairly rich, and investors could run for cover again if the timetable for recovery is unduly delayed. On the positive side, historically low interest rates should have a stimulative effect on consumer and business spending. The big question now is when we will see those rate cuts kick in and provide a meaningful boost to the economy.

MML EQUITY INDEX FUND
LARGEST STOCK HOLDINGS (12/31/01)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Intel Corp.
International Business Machines Corp.
American International Group, Inc.
Johnson & Johnson


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                        SINCE INCEPTION
                      ONE YEAR           AVERAGE ANNUAL
                  1/1/01 - 12/31/01    5/1/97 - 12/31/01
MML Equity Index
Fund Class I           -12.32%               8.93%
--------------------------------------------------------
S&P 500 Index          -11.88%               9.51%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  CLASS I      S&P 500 INDEX
5/1/97            $10,000         $10,000
 12/97            $12,193         $12,255
 12/98            $15,634         $15,757
 12/99            $18,811         $19,073
 12/00            $17,018         $17,338
 12/01            $14,921         $15,279

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                      SINCE INCEPTION
                   ONE YEAR            AVERAGE ANNUAL
                 1/1/01 - 12/31/01   5/1/00 - 12/31/01
MML Equity Index
Fund Class II          -12.18%           -12.32%
MML Equity Index
Fund Class III         -12.30%           -12.32%
------------------------------------------------------
S&P 500 Index          -11.88%           -12.04%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               CLASS II    CLASS III      S&P 500 INDEX
5/1/2000       $10,000     $10,000         $10,000
    6/00       $10,023     $10,029         $10,037
   12/00        $9,137      $9,150          $9,162
    6/01        $8,513      $8,525          $8,549
   12/01        $8,024      $8,024          $8,074

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                                 NUMBER OF                    MARKET
                                                  SHARES                      VALUE
                                                 ---------                ----------
EQUITIES -- 97.3%
ADVERTISING -- 0.3%
Interpublic Group of
   Companies, Inc.                                 11,207                 $  331,055
Omnicom Group, Inc.                                 5,306                    474,091
TMP Worldwide, Inc.*                                2,876                    123,380
                                                                          ----------
                                                                             928,526
                                                                          ----------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                         24,169                    937,274
General Dynamics Corp.                              5,707                    454,505
Goodrich (B.F.) Co.                                 2,939                     78,236
Honeywell International, Inc.                      22,990                    777,522
Lockheed Martin Corp.                              12,840                    599,243
Northrop Grumman Corp.                              2,903                    292,651
Raytheon Co.                                       11,488                    373,015
Rockwell Collins, Inc.                              5,268                    102,726
TRW, Inc.                                           3,518                    130,307
United Technologies Corp.                          13,411                    866,753
                                                                          ----------
                                                                           4,612,232
                                                                          ----------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                          4,397                     97,481
Delta Air Lines, Inc.                               3,499                    102,381
Southwest Airlines Co.                             21,940                    405,451
US Airways Group, Inc.*                             1,971                     12,496
                                                                          ----------
                                                                             617,809
                                                                          ----------
APPAREL, TEXTILES & SHOES -- 0.4%
Gap, Inc.                                          24,345                    339,369
Jones Apparel Group, Inc.*                          3,296                    109,328
Liz Claiborne, Inc.                                 1,487                     73,978
The Limited, Inc.                                  12,130                    178,554
Nike, Inc. Cl. B                                    7,724                    434,398
Nordstrom, Inc.                                     3,835                     77,582
Reebok International
   Limited*                                         1,556                     41,234
VF Corp.                                            3,151                    122,921
                                                                          ----------
                                                                           1,377,364
                                                                          ----------
AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.                            1,846                     29,462
Dana Corp.                                          4,003                     55,562
Delphi Automotive
   Systems Corp.                                   16,283                    222,426
Ford Motor Corp.                                   53,467                    840,501
General Motors Corp.                               16,230                    788,778
Genuine Parts Co.                                   4,929                    180,894
Goodyear Tire & Rubber Co.                          4,465                    106,312
Harley-Davidson, Inc.                               8,620                    468,152
Navistar International Corp.                        1,574                     62,173
Paccar, Inc.                                        2,293                 $  150,467
Visteon Corp.                                       4,012                     60,340
                                                                          ----------
                                                                           2,965,067
                                                                          ----------
BANKING, SAVINGS & LOANS -- 10.0%
AmSouth Bancorp.                                   10,559                    199,565
Bank of America Corp.                              45,405                  2,858,245
Bank of New York Co., Inc.                         21,545                    879,036
Bank One Corp.                                     34,232                  1,336,760
BB&T Corp.                                         12,183                    439,928
Capital One Financial Corp.                         6,100                    329,095
Charter One Financial, Inc.                         6,201                    168,357
Citigroup, Inc.                                   148,444                  7,493,453
Comerica, Inc.                                      5,069                    290,454
Federal Home Loan
   Mortgage Corp.                                  20,086                  1,313,624
Federal National
   Mortgage Association                            28,676                  2,279,742
Fifth Third Bancorp                                16,963                  1,040,341
Fleet Boston Financial Corp.                       30,202                  1,102,373
Golden West Financial Corp.                         4,455                    262,177
J.P. Morgan Chase & Co.                            56,873                  2,067,334
KeyCorp                                            12,110                    294,757
Mellon Financial Corp.                             13,594                    511,406
National City Corp.                                17,098                    499,946
Northern Trust Corp.                                6,788                    408,773
Providian Financial Corp.                           8,302                     29,472
Regions Financial Corp.                             6,552                    196,822
SouthTrust Corp.                                    9,710                    239,546
State Street Corp.                                  9,322                    487,074
SunTrust Banks, Inc.                                8,290                    519,783
Synovus Financial Corp.                             8,263                    206,988
U.S. Bancorp                                       55,832                  1,168,564
Union Planters Corp.                                3,875                    174,879
Wachovia Corp.                                     39,274                  1,231,633
Washington Mutual, Inc.                            25,476                    833,065
Wells Fargo & Co.                                  50,129                  2,178,105
Zions Bancorp.                                      2,693                    141,598
                                                                          ----------
                                                                          31,182,895
                                                                          ----------
BEVERAGES -- 2.5%
Anheuser-Busch
   Companies, Inc.                                 26,048                  1,177,630
Brown-Forman Corp. Cl. B                            1,990                    124,574
The Coca-Cola Co.                                  72,276                  3,407,813
Coca-Cola Enterprises, Inc.                        12,374                    234,364
Coors (Adolph) Co. Cl. B                            1,089                     58,153
The Pepsi Bottling Group, Inc.                      8,138                    191,243
PepsiCo, Inc.                                      51,271                  2,496,385
                                                                          ----------
                                                                           7,690,162
                                                                          ----------
BROADCASTING, PUBLISHING & PRINTING -- 3.3%
American Greetings
   Corp. Cl. A                                      1,823                 $   25,121
AOL Time Warner, Inc.*                            128,308                  4,118,687
Clear Channel
   Communications, Inc.*                           16,649                    847,601
Comcast Corp. Cl. A*                               26,840                    966,240
Dow Jones & Co., Inc.                               2,426                    132,775
Gannett Co., Inc.                                   7,935                    533,470
Knight Ridder, Inc.                                 2,055                    133,431
The McGraw-Hill
   Companies, Inc.                                  5,530                    337,219
Meredith Corp.                                      1,444                     51,479
New York Times Co. Cl. A                            4,565                    197,436
Tribune Co.                                         8,509                    318,492
Univision Communications,
   Inc. Cl. A*                                      5,900                    238,714
Viacom, Inc. Cl. B*                                50,868                  2,245,822
                                                                          ----------
                                                                          10,146,487
                                                                          ----------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                             2,856                     24,105
Masco Corp.                                        13,167                    322,591
Vulcan Materials Co.                                2,910                    139,505
                                                                          ----------
                                                                             486,201
                                                                          ----------
CHEMICALS -- 1.2%
Air Products and
   Chemicals, Inc.                                  6,458                    302,945
Ashland, Inc.                                       2,003                     92,298
Dow Chemical Co.                                   26,468                    894,089
Du Pont (E.I.) de Nemours
   and Co.                                         30,604                  1,300,976
Eastman Chemical Co.                                2,200                     85,844
Engelhard Corp.                                     3,693                    102,222
Great Lakes Chemical Corp.                          1,455                     35,327
Hercules, Inc.*                                     3,106                     31,060
International Flavors &
   Fragrances, Inc.                                 2,746                     81,584
PPG Industries, Inc.                                4,789                    247,687
Praxair, Inc.                                       4,582                    253,155
Rohm & Haas Co.                                     6,240                    216,091
                                                                          ----------
                                                                           3,643,278
                                                                          ----------
COMMERCIAL SERVICES -- 1.2%
Allied Waste Industries, Inc.*                      5,660                     79,580
Block (H & R), Inc.                                 5,274                    235,748
Cendant Corp.*                                     26,942                    528,333
Cintas Corp.                                        5,190                    249,120
Concord EFS, Inc.*                                 14,284                    468,230
Convergys Corp.*                                    4,816                    180,552
Donnelley (R.R.) & Sons Co.                         3,322                     98,630

    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF                    MARKET
                                                  SHARES                      VALUE
                                                 ---------                ----------
Ecolab, Inc.                                        3,658                 $  147,234
Equifax, Inc.                                       3,959                     95,610
Fluor Corp.                                         2,227                     83,290
Moody's Corp.                                       4,446                    177,218
Paychex, Inc.                                      11,197                    390,215
PerkinElmer, Inc.                                   2,908                    101,838
Quintiles
   Transnational Corp.*                             3,310                     53,225
Robert Half
   International, Inc.*                             4,980                    132,966
Ryder System, Inc.                                  1,682                     37,256
Waste Management, Inc.                             17,753                    566,498
                                                                          ----------
                                                                           3,625,543
                                                                          ----------
COMMUNICATIONS -- 2.4%
ADC
   Telecommunications, Inc.*                       22,848                    105,101
Andrew Corp.*                                       2,261                     49,493
Avaya, Inc.*                                        8,094                     98,342
Ciena Corp.*                                        9,341                    133,670
Citizens
   Communications Co.*                              7,801                     83,159
Lucent Technologies, Inc.                          99,379                    625,094
Network Appliance, Inc.*                            9,220                    201,641
Nextel Communications,
   Inc. Cl. A*                                     21,730                    238,161
Nortel Networks Corp.                              93,066                    697,995
Qualcomm, Inc.*                                    22,030                  1,112,515
SBC Communications, Inc.                           96,946                  3,797,375
Scientific-Atlanta, Inc.                            4,710                    112,757
Tellabs, Inc.*                                     11,712                    175,212
                                                                          ----------
                                                                           7,430,515
                                                                          ----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                     64,010                    961,430
                                                                          ----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Autodesk, Inc.                                      1,595                     59,446
Computer Sciences Corp.*                            4,787                    234,467
Parametric Technology Corp.*                        7,434                     58,060
Sapient Corp.*                                      3,296                     25,445
Sun Microsystems, Inc.*                            92,408                  1,136,618
Teradyne, Inc.*                                     4,960                    149,494
Unisys Corp.*                                       8,915                    111,794
                                                                          ----------
                                                                           1,775,324
                                                                          ----------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                          2,470                     83,931
                                                                          ----------
COMPUTERS & INFORMATION -- 2.7%
Apple Computer, Inc.*                               9,926                    217,379
Cisco Systems, Inc.*                              211,973                  3,838,831
Compaq Computer Corp.                              47,907                    467,572
Comverse Technology, Inc.*                          5,722                    128,001
Dell Computer Corp.*                               74,947                  2,037,059
EMC Corp.*                                         62,632                 $  841,774
Gateway, Inc.*                                      9,190                     73,888
International Game
   Technology*                                      2,379                    162,486
Jabil Circuit, Inc.*                                5,478                    124,460
Lexmark International
   Group, Inc.*                                     3,664                    216,176
Palm, Inc.*                                        16,101                     62,472
Solectron Corp.*                                   18,581                    209,594
Symbol Technologies, Inc.                           6,435                    102,188
                                                                          ----------
                                                                           8,481,880
                                                                          ----------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Electronic Data
   Systems Corp.                                   13,271                    909,727
Hewlett-Packard Co.                                56,649                  1,163,570
International Business
   Machines Corp.                                  49,714                  6,013,405
Pitney Bowes, Inc.                                  7,502                    282,150
Xerox Corp.                                        19,714                    205,420
                                                                          ----------
                                                                           8,574,272
                                                                          ----------
CONTAINERS -- 0.1%
Ball Corp.                                            755                     53,378
Bemis Co., Inc.                                     1,483                     72,934
Pactiv Corp.*                                       4,459                     79,147
Sealed Air Corp.*                                   2,391                     97,601
Temple-Inland, Inc.                                 1,438                     81,578
                                                                          ----------
                                                                             384,638
                                                                          ----------
COSMETICS & PERSONAL CARE -- 2.0%
Alberto-Culver Co. Cl. B                            1,638                     73,284
Avon Products, Inc.                                 6,778                    315,177
Colgate-Palmolive Co.                              16,477                    951,547
The Gillette Co.                                   30,483                  1,018,132
Kimberly-Clark Corp.                               15,703                    939,039
The Procter & Gamble Co.                           37,404                  2,959,779
                                                                          ----------
                                                                           6,256,958
                                                                          ----------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
   Processing, Inc.                                18,304                  1,078,106
Deluxe Corp.                                        2,014                     83,742
First Data Corp.                                   11,480                    900,606
Fiserv, Inc.*                                       5,321                    225,185
IMS Health, Inc.                                    8,324                    162,401
NCR Corp.*                                          2,850                    105,051
                                                                          ----------
                                                                           2,555,091
                                                                          ----------
ELECTRIC UTILITIES -- 2.4%
AES Corp.*                                         15,249                    249,321
Allegheny Energy, Inc.                              3,520                    127,494
Ameren Corp.                                        3,881                    164,166
American Electric Power Co.                         9,157                    398,604
Calpine Corp.*                                      8,571                    143,907
Cinergy Corp.                                       4,563                 $  152,541
CMS Energy Corp.                                    3,738                     89,824
Consolidated Edison, Inc.                           6,050                    244,178
Constellation Energy
   Group, Inc.                                      4,725                    125,449
Dominion Resources, Inc.                            7,078                    425,388
DTE Energy Co.                                      4,537                    190,282
Duke Energy Corp.                                  22,935                    900,428
Edison International*                               9,130                    137,863
Entergy Corp.                                       6,260                    244,829
Exelon Corp.                                        9,768                    467,692
FirstEnergy Corp.                                   8,557                    299,324
FPL Group, Inc.                                     4,986                    281,210
Mirant Corp.*                                      17,951                    287,575
Niagara Mohawk
   Holdings, Inc.*                                  4,482                     79,466
NiSource, Inc.                                      5,846                    134,809
PG&E Corp.*                                        11,021                    212,044
Pinnacle West Capital Corp.                         2,400                    100,440
PPL Corp.                                           4,189                    145,987
Progress Energy, Inc.                               6,172                    277,925
Public Service Enterprise
   Group, Inc.                                      5,898                    248,837
Reliant Energy, Inc.                                8,463                    224,439
Southern Co.                                       19,487                    493,995
Teco Energy, Inc.                                   4,861                    127,553
TXU Corp.                                           7,977                    376,116
                                                                          ----------
                                                                           7,351,686
                                                                          ----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.2%
Advanced Micro Devices, Inc.*                       9,660                    153,208
Altera Corp.*                                      11,020                    233,624
American Power
   Conversion Corp.*                                5,530                     79,964
Analog Devices, Inc.*                              10,670                    473,641
Applied Micro
   Circuits Corp.*                                  8,500                     96,220
Broadcom Corp. Cl. A*                               7,353                    300,517
Conexant Systems, Inc.*                             7,005                    100,592
Emerson Electric Co.                               12,757                    728,425
General Electric Co.                              286,493                 11,482,639
Intel Corp.                                       193,860                  6,096,897
JDS Uniphase Corp.*                                37,388                    326,397
Johnson Controls, Inc.                              2,425                    195,819
Kla-Tencor Corp.*                                   5,306                    262,965
Linear Technology Corp.                             9,430                    368,147
LSI Logic Corp.*                                   10,228                    161,398
Maxim Integrated
   Products, Inc.*                                  9,660                    507,247
Micron Technology, Inc.*                           17,617                    546,127
Molex, Inc.                                         5,590                    173,010
National
   Semiconductor Corp.*                             4,948                    152,349
Novellus Systems, Inc.*                             4,050                    159,772

    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF                    MARKET
                                                  SHARES                      VALUE
                                                 ---------                ----------
Nvidia Corp.*                                       4,000                 $  267,600
PMC-Sierra, Inc.*                                   4,589                     97,562
Power-One, Inc.*                                    2,220                     23,110
Qlogic Corp.*                                       2,600                    115,726
Rockwell International Corp.                        5,168                     92,300
Sanmina-SCI Corp.*                                 15,452                    307,495
Texas Instruments, Inc.                            50,526                  1,414,728
Thomas & Betts Corp.                                1,651                     34,919
Vitesse
   Semiconductor Corp.*                             5,180                     64,387
Xilinx, Inc.*                                       9,911                    387,025
                                                                          ----------
                                                                          25,403,810
                                                                          ----------
ENERGY -- 6.7%
Amerada Hess Corp.                                  2,553                    159,562
Anadarko Petroleum Corp.                            7,122                    404,886
Apache Corp.                                        3,986                    198,842
Burlington Resources, Inc.                          6,000                    225,240
ChevronTexaco Corp.                                30,572                  2,739,557
Conoco, Inc.                                       18,876                    534,191
Devon Energy Corp.                                  3,685                    142,425
Dynegy, Inc.                                        9,800                    249,900
El Paso Corp.                                      14,446                    644,436
EOG Resources, Inc.                                 3,800                    148,618
Exxon Mobil Corp.                                 197,406                  7,758,056
Halliburton Co.                                    12,265                    160,671
Kerr-McGee Corp.                                    2,846                    155,961
KeySpan Corp.                                       3,880                    134,442
Kinder Morgan, Inc.                                 3,290                    183,220
Nabors Industries, Inc.*                            4,115                    141,268
Nicor, Inc.                                         1,289                     53,674
Noble Drilling Corp.*                               3,840                    130,714
Occidental Petroleum Corp.                         10,604                    281,324
Peoples Energy Corp.                                  957                     36,299
Phillips Petroleum Co.                             10,759                    648,337
Rowan Companies, Inc.*                              2,821                     54,643
Royal Dutch Petroleum
   Co. NY Shares                                   62,181                  3,048,113
Schlumberger Limited                               16,339                    897,828
Sempra Energy                                       5,828                    143,077
Sunoco, Inc.                                        2,393                     89,355
Transocean Sedco Forex, Inc.                        9,127                    308,675
Unocal Corp.                                        6,957                    250,939
USX-Marathon Group, Inc.                            8,805                    264,150
The Williams Companies, Inc.                       15,471                    394,820
Xcel Energy, Inc.                                   9,772                    271,075
                                                                          ----------
                                                                          20,854,298
                                                                          ----------
ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                                     2,439                     53,073
Carnival Corp.                                     16,785                    471,323
The Disney (Walt) Co.                              61,122                 $1,266,448
Harrah's
   Entertainment, Inc.*                             3,323                    122,984
                                                                          ----------
                                                                           1,913,828
                                                                          ----------
FINANCIAL SERVICES -- 2.9%
American Express Co.                               37,672                  1,344,514
Bear Stearns Companies, Inc.                        3,018                    176,976
Countrywide Credit
   Industries, Inc.                                 3,239                    132,702
Franklin Resources, Inc.                            7,528                    265,513
Household International, Inc.                      13,730                    795,516
Huntington Bancshares, Inc.                         6,934                    119,195
Lehman Brothers
   Holdings, Inc.                                   6,972                    465,730
MBNA Corp.                                         25,081                    882,851
Merrill Lynch & Co., Inc.                          23,868                  1,244,000
Morgan Stanley Dean
   Witter & Co.                                    32,191                  1,800,765
PNC Financial Services
   Group, Inc.                                      8,249                    463,594
Price (T. Rowe) Group, Inc.                         3,500                    121,555
The Schwab (Charles) Corp.                         40,861                    632,120
Stillwell Financial, Inc.                           6,250                    170,125
USA Education, Inc.                                 4,714                    396,070
                                                                          ----------
                                                                           9,011,226
                                                                          ----------
FOODS -- 1.7%
Archer-Daniels-Midland Co.                         18,861                    270,655
Campbell Soup Co.                                  11,602                    346,552
ConAgra Foods, Inc.                                15,272                    363,015
General Mills, Inc.                                10,708                    556,923
Heinz (H. J.) Co.                                  10,622                    436,777
Hershey Foods Corp.                                 3,872                    262,134
Kellogg Co.                                        11,564                    348,076
The Kroger Co.*                                    23,018                    480,386
Safeway, Inc.*                                     14,960                    624,580
Sara Lee Corp.                                     22,365                    497,174
Starbucks Corp.*                                   10,930                    208,216
SuperValu, Inc.                                     3,721                     82,309
Sysco Corp.                                        20,130                    527,809
Wrigley (Wm.) Jr. Co.                               6,434                    330,515
                                                                          ----------
                                                                           5,335,121
                                                                          ----------
FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                 1,642                     55,844
Georgia-Pacific Corp.                               6,370                    175,876
International Paper Co.                            13,689                    552,351
Mead Corp.                                          2,785                     86,029
Westvaco Corp.                                      2,904                     82,619
Weyerhaeuser Co.                                    6,590                    356,387
Willamette Industries, Inc.                         3,122                    162,719
                                                                          ----------
                                                                           1,471,825
                                                                          ----------
HEALTHCARE -- 0.8%
Health Management
   Associates, Inc. Cl. A*                          7,000                 $  128,800
HCA, Inc.                                          15,976                    615,715
Healthsouth Corp.*                                 11,054                    163,820
Humana, Inc.*                                       4,803                     56,627
Manor Care, Inc.*                                   2,932                     69,518
Tenet Healthcare Corp.*                             9,506                    558,192
UnitedHealth Group, Inc.                            9,020                    638,345
Wellpoint Health
   Networks, Inc.*                                  1,820                    212,667
                                                                          ----------
                                                                           2,443,684
                                                                          ----------
HOME CONSTRUCTION, FURNISHINGS
   & APPLIANCES -- 0.2%
Centex Corp.                                        1,673                     95,512
KB Home                                             1,271                     50,967
Leggett & Platt, Inc.                               5,650                    129,950
Maytag Corp.                                        2,186                     67,832
Pulte Homes, Inc.                                   1,561                     69,730
Whirlpool Corp.                                     1,869                    137,054
                                                                          ----------
                                                                             551,045
                                                                          ----------
HOUSEHOLD PRODUCTS -- 0.7%
Black & Decker Corp.                                2,350                     88,665
The Clorox Co.                                      6,670                    263,798
Corning, Inc.                                      26,491                    236,300
Fortune Brands, Inc.                                4,380                    173,404
Newell Rubbermaid, Inc.                             7,535                    207,740
Sherwin-Williams Co.                                4,429                    121,797
Snap-On, Inc.                                       1,553                     52,274
The Stanley Works                                   2,405                    112,001
Tupperware Corp.                                    1,650                     31,762
Unilever NV NY Shares                              16,252                    936,278
                                                                          ----------
                                                                           2,224,019
                                                                          ----------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                               2,732                    131,136
                                                                          ----------
INDUSTRIAL - DIVERSIFIED -- 2.0%
Cooper Industries, Inc.                             2,614                     91,281
Danaher Corp.                                       4,355                    262,650
Eaton Corp.                                         1,997                    148,597
Illinois Tool Works, Inc.                           9,143                    619,164
ITT Industries, Inc.                                2,537                    128,118
McDermott
   International, Inc.*                             1,590                     19,509
Minnesota Mining &
   Manufacturing Co.                               11,236                  1,328,208
Textron, Inc.                                       4,032                    167,167
Tyco International Limited                         57,574                  3,391,109
                                                                          ----------
                                                                           6,155,803
                                                                          ----------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                      16,458                    291,965
                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF                    MARKET
                                                  SHARES                      VALUE
                                                 ---------                ----------
INSURANCE -- 4.4%
Aetna, Inc.                                         4,049                 $  133,577
AFLAC, Inc.                                        14,920                    366,435
Allstate Corp.                                     21,404                    721,315
Ambac Financial Group, Inc.                         3,075                    177,919
American International
   Group, Inc.                                     75,470                  5,992,318
Aon Corp.                                           7,346                    260,930
Chubb Corp.                                         5,073                    350,037
Cigna Corp.                                         4,540                    420,631
Cincinnati Financial Corp.                          4,589                    175,070
Conseco, Inc.*                                      9,943                     44,346
The Hartford Financial
   Services Group, Inc.                             6,758                    424,605
Jefferson-Pilot Corp.                               4,420                    204,513
John Hancock Financial
   Services, Inc.                                   8,702                    359,393
Lincoln National Corp.                              5,341                    259,412
Loews Corp.                                         5,658                    313,340
Marsh & McLennan
   Companies, Inc.                                  8,071                    867,229
MBIA, Inc.                                          4,175                    223,905
Metlife, Inc.                                      21,232                    672,630
MGIC Investment Corp.                               2,989                    184,481
Progressive Corp.                                   2,161                    322,637
Safeco Corp.                                        3,759                    117,093
The St. Paul Companies, Inc.                        6,209                    273,010
Torchmark Corp.                                     3,526                    138,678
UnumProvident Corp.                                 6,870                    182,124
XL Capital Limited Cl. A                            3,827                    349,635
                                                                          ----------
                                                                          13,535,263
                                                                          ----------
LODGING -- 0.2%
Hilton Hotels Corp.                                10,491                    114,562
Marriott International,
   Inc. Cl. A                                       6,964                    283,087
Starwood Hotels & Resorts
   Worldwide, Inc.                                  5,640                    168,354
                                                                          ----------
                                                                             566,003
                                                                          ----------
MACHINERY & COMPONENTS -- 0.6%
Baker Hughes, Inc.                                  9,598                    350,039
Caterpillar, Inc.                                  10,252                    535,667
Cummins, Inc.                                       1,139                     43,897
Deere & Co.                                         6,743                    294,399
Dover Corp.                                         5,835                    216,303
Ingersoll-Rand Co.                                  4,783                    199,977
Pall Corp.                                          3,492                     84,018
Parker-Hannifin Corp.                               3,414                    156,737
Timken Co.                                             47                        760
                                                                          ----------
                                                                           1,881,797
                                                                          ----------
MANUFACTURING -- 0.4%
Applied Materials, Inc.*                           23,053                 $  924,425
Avery-Dennison Corp.                                3,128                    176,826
Millipore Corp.                                     1,315                     79,820
                                                                          ----------
                                                                           1,181,071
                                                                          ----------
MEDICAL SUPPLIES -- 1.9%
Agilent Technologies, Inc.*                        12,983                    370,145
Allergan, Inc.                                      3,707                    278,210
Applied Biosystems
   Group-Applera Corp.                              6,038                    237,112
Bard (C.R.), Inc.                                   1,460                     94,170
Bausch & Lomb, Inc.                                 1,492                     56,189
Baxter International, Inc.                         17,492                    938,096
Becton, Dickinson and Co.                           7,348                    243,586
Biomet, Inc.                                        8,255                    255,079
Boston Scientific Corp.*                           11,411                    275,233
Guidant Corp.*                                      8,688                    432,662
Medtronic, Inc.                                    35,181                  1,801,619
St. Jude Medical, Inc.*                             2,411                    187,214
Stryker Corp.                                       5,550                    323,953
Tektronix, Inc.*                                    2,620                     67,544
Thermo Electron Corp.*                              5,154                    122,974
Waters Corp.*                                       3,800                    147,250
Zimmer Holdings, Inc.*                              5,487                    167,573
                                                                          ----------
                                                                           5,998,609
                                                                          ----------
METALS & MINING -- 0.7%
Alcan Aluminum Limited                              9,081                    326,280
Alcoa, Inc.                                        25,188                    895,433
Allegheny Technologies, Inc.                        2,244                     37,587
Barrick Gold Corp.                                 15,318                    244,322
Crane Co.                                           1,678                     43,024
Freeport-McMoran Copper
   & Gold, Inc. Cl. B*                              4,165                     55,769
Inco Limited*                                       5,162                     87,444
Newmont Mining Corp.                                5,609                    107,188
Nucor Corp.                                         2,206                    116,830
Phelps Dodge Corp.                                  2,285                     74,034
Placer Dome, Inc.                                   9,455                    103,154
USX-U.S. Steel Group, Inc.                          2,554                     46,253
Worthington Industries, Inc.                        2,407                     34,179
                                                                          ----------
                                                                           2,171,497
                                                                          ----------
PHARMACEUTICALS -- 11.3%
Abbott Laboratories                                44,598                  2,486,339
American Home
   Products Corp.                                  38,156                  2,341,252
AmerisourceBergen Corp.                             2,576                    163,705
Amgen, Inc.*                                       30,434                  1,717,695
Biogen, Inc.*                                       4,233                    242,763
Bristol-Myers Squibb Co.                           55,842                  2,847,942
Cardinal Health, Inc.                              13,127                    848,792
Chiron Corp.*                                       5,660                    248,134
Eli Lilly & Co.                                    32,280                 $2,535,271
Forest Laboratories,
   Inc. Cl. A*                                      4,990                    408,931
Genzyme Corp.*                                      6,000                    359,160
Immunex Corp.*                                     15,730                    435,878
Johnson & Johnson                                  88,512                  5,231,059
King Pharmaceuticals, Inc.*                         7,367                    310,372
McKesson HBOC, Inc.                                 8,087                    302,454
Medimmune, Inc.*                                    6,064                    281,066
Merck & Co., Inc.                                  66,043                  3,883,328
Pfizer, Inc.                                      181,992                  7,252,381
Pharmacia Corp.                                    37,911                  1,616,904
Schering-Plough Corp.                              42,688                  1,528,657
Sigma-Aldrich Corp.                                 2,184                     86,071
Watson Pharmaceutical, Inc.*                        2,970                     93,228
                                                                          ----------
                                                                          35,221,382
                                                                          ----------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                   8,360                    246,035
                                                                          ----------
PREPACKAGED SOFTWARE -- 4.9%
Adobe Systems, Inc.                                 6,906                    214,431
BMC Software, Inc.*                                 6,965                    114,017
Citrix Systems, Inc.*                               5,392                    122,183
Computer Associates
   International, Inc.                             17,023                    587,123
Compuware Corp.*                                   10,378                    122,357
Intuit, Inc.*                                       6,010                    256,988
Microsoft Corp.*                                  155,514                 10,302,803
Novell, Inc.*                                       9,376                     43,036
Oracle Corp.*                                     162,711                  2,247,039
Peoplesoft, Inc.*                                   8,414                    338,243
Siebel Systems, Inc.*                              13,018                    364,244
Veritas Software Corp.*                            11,346                    508,641
                                                                          ----------
                                                                          15,221,105
                                                                          ----------
REAL ESTATE -- 0.2%
Equity Office
   Properties Trust                                12,560                    377,805
Equity Residential
   Properties Trust                                 7,700                    221,067
                                                                          ----------
                                                                             598,872
                                                                          ----------
RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                            3,428                    121,351
McDonald's Corp.                                   36,777                    973,487
Tricon Global
   Restaurants, Inc.*                               4,199                    206,591
Wendy's International, Inc.                         3,275                     95,532
                                                                          ----------
                                                                           1,396,961
                                                                          ----------
RETAIL -- 6.3%
AutoZone, Inc.*                                     3,454                    247,997
Bed Bath & Beyond, Inc.*                            8,750                    296,625
Best Buy Co., Inc.*                                 6,220                    463,266

    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF                    MARKET
                                                  SHARES                      VALUE
                                                 ---------              ------------
Big Lots, Inc.                                      3,174               $     33,010
Circuit City Stores-Circuit
   City Group                                       5,900                    153,105
Costco Wholesale Corp.*                            13,342                    592,118
CVS Corp.                                          11,203                    331,609
Dillards, Inc. Cl. A                                2,501                     40,016
Dollar General Corp.                                9,414                    140,269
Family Dollar Stores, Inc.                          4,451                    133,441
Federated Department
   Stores, Inc.*                                    5,663                    231,617
The Home Depot, Inc.                               67,637                  3,450,163
K Mart Corp.*                                      13,955                     76,194
Kohls Corp.*                                        9,523                    670,800
Lowe's Companies, Inc.                             21,782                  1,010,903
The May Department
   Stores Co.                                       8,532                    315,513
Office Depot, Inc.*                                 8,465                    156,941
Penney (J.C.) Co., Inc.                             7,509                    201,992
RadioShack Corp.                                    5,305                    159,681
Sears, Roebuck and Co.                              9,860                    469,730
Staples, Inc.*                                     12,973                    242,595
Target Corp.                                       26,368                  1,082,406
Tiffany & Co.                                       4,092                    128,775
TJX Companies, Inc.                                 7,938                    316,409
Toys R Us, Inc.*                                    5,562                    115,356
Walgreen Co.                                       29,804                  1,003,203
Wal-Mart Stores, Inc.                             128,812                  7,413,131
                                                                        ------------
                                                                          19,476,865
                                                                        ------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                  11,447                    360,466
Winn-Dixie Stores, Inc.                             4,023                     57,328
                                                                        ------------
                                                                             417,794
                                                                        ------------
TELEPHONE UTILITIES -- 4.0%
Alltel Corp.                                        8,867                    547,360
AT&T Corp.                                        102,121                  1,852,475
AT&T Wireless
   Services, Inc.*                                 73,831                  1,060,952
BellSouth Corp.                                    54,620                  2,083,753
CenturyTel, Inc.                                    4,231                    138,777
Qwest Communications
   International, Inc.                             48,658                    687,538
Sprint Corp. (FON Group)                           25,405                    510,132
Sprint Corp. (PCS Group)*                          28,461                    694,733
Verizon Communications, Inc.                       77,729                  3,689,018
WorldCom, Inc.*                                    84,157                  1,184,931
                                                                        ------------
                                                                          12,449,669
                                                                        ------------
TOBACCO -- 1.0%
Philip Morris
   Companies, Inc.                                 62,529                  2,866,955
UST, Inc.                                           4,922                    172,270
                                                                        ------------
                                                                           3,039,225
                                                                        ------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                        4,891               $     79,381
Mattel, Inc.                                       12,289                    211,371
                                                                        ------------
                                                                             290,752
                                                                        ------------
TRANSPORTATION -- 0.5%
Burlington Northern
   Santa Fe Corp.                                  11,086                    316,284
CSX Corp.                                           6,665                    233,608
FedEx Corp.*                                        8,903                    461,888
Norfolk Southern Corp.                             10,889                    199,595
Union Pacific Corp.                                 7,517                    428,469
                                                                        ------------
                                                                           1,639,844
                                                                        ------------
TRAVEL -- 0.0%
   Sabre Holdings Corp.*                            3,831                    162,243
TOTAL EQUITIES
(COST $312,907,715)                                                      302,414,036
                                                                        ------------
RIGHTS -- 0.0%
ELECTRIC UTILITIES -- 0.0%
Progress Energy, Inc.                               1,300                         --
                                                                        ------------
TOTAL RIGHTS
(COST $0)                                                                         --
                                              PRINCIPAL
                                               AMOUNT
                                              ---------
SHORT-TERM INVESTMENTS -- 6.6%
CASH EQUIVALENTS -- 4.0%**
Bank of Montreal Eurodollar
   Time Deposit
   1.500% 01/02/2002                           $  813,962                    813,962
Bayerische Hypo-und
   Vereinsbank Eurodollar
   Time Deposit
   1.810% 03/18/2002                              290,701                    290,701
BNP Paribas Eurodollar
   Time Deposit
   1.960% 01/02/2002                            1,162,803                  1,162,803
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            1,081,407                  1,081,407
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                              639,542                    639,542
Fleet National Bank Note
   1.950% 04/30/2002                               47,208                     47,208
GMAC Bank Note
   1.790% 03/08/2002                              283,776                    283,776
Merrill Lynch Bank Note
   1.620% 04/05/2002                              523,260                    523,260
Merrill Lynch Bank Note
   1.640% 11/26/2002                              232,561                    232,561
Merrimac Money
   Market Fund                                 $6,394,294               $  6,394,294
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              174,420                    174,420
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                              581,401                    581,401
US Bank
   1.590% 11/06/2002                              174,420                    174,420
                                                                        ------------
                                                                          12,399,755
                                                                        ------------
REPURCHASE AGREEMENT -- 2.4%
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                            7,551,990                  7,551,990
                                                                        ------------
U.S. TREASURY BILLS -- 0.2%
U.S. Treasury Bill***
   1.550% 01/17/2002                               20,000                     19,986
U.S. Treasury Bill***
   1.850% 01/17/2002                               20,000                     19,984
U.S. Treasury Bill***
   1.980% 01/17/2002                               20,000                     19,982
U.S. Treasury Bill***
   2.000% 01/17/2002                              200,000                    199,822
U.S. Treasury Bill***
   2.080% 01/17/2002                               70,000                     69,936
U.S. Treasury Bill***
   2.140% 01/17/2002                               30,000                     29,971
U.S. Treasury Bill***
   2.150% 01/17/2002                              175,000                    174,833
                                                                        ------------
                                                                             534,514
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                       20,486,259
                                                                        ------------
TOTAL INVESTMENTS -- 103.9%
(COST $333,393,974)****                                                  322,900,295
                                                                        ------------
OTHER ASSETS/(LIABILITIES) -- (3.9%)                                     (12,140,572)
                                                                        ------------
NET ASSETS -- 100.0%                                                    $310,759,723
                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Represents investment of security lending collateral. (Note 2).
*** This security is held as collateral for open futures contracts. (Note 2). **** Aggregate cost for Federal tax purposes. (Note 7).
(a) Maturity value of $7,552,577. Collateralized by U.S. Government Agency obligation with a rate of 7.500%, maturity date of 03/01/2015, and aggregate market value, including accrued interest of $7,930,042.


    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
ASSETS:
        Investments, at value (cost $312,907,715) (Note 2)                                                          $302,414,036
        Short-term investments, at amortized cost (Note 2)                                                            20,486,259
                                                                                                                    ------------
            Total Investments (including securities on loan with market values of $11,832,509)                       322,900,295
        Receivables from:
            Investments sold                                                                                              53,484
            Fund shares sold                                                                                             181,210
            Interest and dividends                                                                                       337,682
            Foreign taxes withheld                                                                                           739
                                                                                                                    ------------
                 Total assets                                                                                        323,473,410
                                                                                                                    ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                        147,321
            Fund shares repurchased                                                                                        9,027
            Variation margin on open futures contracts (Note 2)                                                           68,175
            Securities on loan (Note 2)                                                                               12,399,755
            Directors' fees and expenses (Note 3)                                                                          5,763
            Affiliates (Note 3):
                 Investment management fees                                                                               26,223
                 Administration fees                                                                                      29,277
        Accrued expense and other liabilities                                                                             28,146
                                                                                                                    ------------
                 Total liabilities                                                                                    12,713,687
                                                                                                                    ------------
        Net assets                                                                                                  $310,759,723
                                                                                                                    ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                             $321,740,530
        Distributions in excess of net investment income                                                                  (3,896)
        Accumulated net realized loss on investments and futures contracts                                              (526,145)
        Net unrealized depreciation on investments and futures contracts                                             (10,450,766)
                                                                                                                    ------------
                                                                                                                    $310,759,723
                                                                                                                    ============
NET ASSETS:
        Class I                                                                                                     $ 81,534,798
                                                                                                                    ============
        Class II                                                                                                    $ 74,636,465
                                                                                                                    ============
        Class III                                                                                                   $154,588,460
                                                                                                                    ============
SHARES OUTSTANDING:
        Class I                                                                                                        5,766,551
                                                                                                                    ============
        Class II                                                                                                       5,282,041
                                                                                                                    ============
        Class III                                                                                                     10,963,840
                                                                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class I                                                                                                     $      14.14
                                                                                                                    ============
        Class II                                                                                                    $      14.13
                                                                                                                    ============
        Class III                                                                                                   $      14.10
                                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $10,719)                                                            $   2,567,954
        Interest (including securities lending income of $16,333)                                                      137,139
                                                                                                                 -------------
                 Total investment income                                                                             2,705,093
                                                                                                                 -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            194,087
        Custody fees                                                                                                    40,428
        Audit and legal fees                                                                                            26,800
        Shareholder reporting fees                                                                                      20,542
        Directors' fees (NOTE 3)                                                                                         7,234
                                                                                                                 -------------
                                                                                                                       289,091
        Administration fees (NOTE 3):
            Class I                                                                                                    240,013
            Class II                                                                                                   127,135
            Class II fees waived                                                                                       (33,457)
                                                                                                                 -------------
                                                                                                                        93,678
                                                                                                                 -------------
            Class III                                                                                                   23,585
            Class III fees waived                                                                                      (23,585)
                                                                                                                 -------------
                                                                                                                            --
                                                                                                                 -------------
                 Net expenses                                                                                          622,782
                                                                                                                 -------------
                 NET INVESTMENT INCOME                                                                               2,082,311
                                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                                                  1,143,149
            Closed futures contracts                                                                                  (258,459)
                                                                                                                 -------------
                 Net realized gain                                                                                     884,690
                                                                                                                 -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                            (15,023,943)
            Open futures contracts                                                                                      58,953
                                                                                                                 -------------
                 Net unrealized loss                                                                               (14,964,990)
                                                                                                                 -------------
                 NET REALIZED AND UNREALIZED LOSS                                                                  (14,080,300)
                                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $ (11,997,989)
                                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                             $  2,082,311          $  1,439,008
        Net realized gain (loss) on investment transactions and futures contracts              884,690               (91,601)
        Net change in unrealized appreciation (depreciation) on investments and
           futures contracts                                                               (14,964,990)          (17,242,803)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (11,997,989)          (15,895,396)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class I                                                                               (396,652)             (611,199)
        Class II                                                                              (487,951)             (477,363)*
        Class III                                                                           (1,208,832)             (346,760)*
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (2,093,435)           (1,435,322)
                                                                                          ------------          ------------
        From net realized gains:
        Class I                                                                               (325,151)                    -
        Class II                                                                              (295,492)                    -
        Class III                                                                             (616,585)                    -
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                     (1,237,228)                    -
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                                             10,390,890            (3,635,733)
        Class II                                                                            27,044,304            62,188,711*
        Class III                                                                          114,746,113            37,635,547*
                                                                                          ------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        152,181,307            96,188,525
                                                                                          ------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                       136,852,655            78,857,807

NET ASSETS:
        Beginning of year                                                                  173,907,068            95,049,261
                                                                                          ------------          ------------
        End of year (including distributions in excess of net investment income of
           $3,896 and undistributed net investment income of $2,977, respectively)        $310,759,723          $173,907,068
                                                                                          ============          ============

* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          CLASS I
                                                                                          -------
                                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                              12/31/01      12/31/00      12/31/99      12/31/98        12/31/97+
                                                             ----------    ----------    ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 16.27       $ 18.13       $ 15.26       $ 12.08         $ 10.00
                                                              -------       -------       -------       -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.14 ***      0.16 ***      0.09          0.13            0.09
  Net realized and unrealized gain (loss) on investments        (2.14)        (1.88)         3.01          3.28            2.10
                                                              -------       -------       -------       -------         -------
       Total income (loss) from investment operations           (2.00)        (1.72)         3.10          3.41            2.19
                                                              -------       -------       -------       -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.07)        (0.14)        (0.09)        (0.13)          (0.09)
  From net realized gains                                       (0.06)            -         (0.14)        (0.10)          (0.02)
                                                              -------       -------       -------       -------         -------
       Total distributions                                      (0.13)        (0.14)        (0.23)        (0.23)          (0.11)
                                                              -------       -------       -------       -------         -------
NET ASSET VALUE, END OF PERIOD                                $ 14.14       $ 16.27       $ 18.13       $ 15.26        $  12.08
                                                              =======       =======       =======       =======        ========
TOTAL RETURN@                                                  (12.32)%       (9.53)%       20.32%        28.22%          21.39% **
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $81,535       $82,798       $95,049       $36,069         $24,202
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.45%         0.45%         0.50%         0.60%           0.43% *
     After expense waiver#                                       0.45%         0.45%          N/A          0.50%            N/A
  Net investment income to average daily net assets              0.92%         0.89%         0.92%         0.91%           0.80% *
  Portfolio turnover rate                                           5%            3%            3%            5%              2% **

                                                                    CLASS II                    CLASS III
                                                                    --------                    ---------
                                                            YEAR ENDED    PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                                             12/31/01      12/31/00++     12/31/01     12/31/00++
                                                            ----------    ------------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 16.26       $ 17.96       $  16.27      $ 17.96
                                                              -------       -------       --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.16***       0.13***        0.19***      0.15***
  Net realized and unrealized loss on investments               (2.14)        (1.68)         (2.19)       (1.67)
                                                              -------       -------       --------      -------
       Total loss from investment operations                    (1.98)        (1.55)         (2.00)       (1.52)
                                                              -------       -------       --------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.09)        (0.15)         (0.11)       (0.17)
  From net realized gains                                       (0.06)            -          (0.06)           -
                                                              -------       -------       --------      -------
       Total distributions                                      (0.15)        (0.15)         (0.17)       (0.17)
                                                              -------       -------       --------      -------
NET ASSET VALUE, END OF PERIOD                                $ 14.13       $ 16.26       $  14.10      $ 16.27
                                                              =======       =======       ========      =======
TOTAL RETURN@                                                  (12.18)%       (8.63)%**     (12.30)%      (8.50)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $74,636       $56,998       $154,588      $34,111
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.34%         0.34%*         0.20%        0.20%*
     After expense waiver##                                      0.29%         0.29%*         0.15%        0.15%*
  Net investment income to average daily net assets              1.08%         1.10%*         1.32%        1.25%*
  Portfolio turnover rate                                           5%            3%**           5%           3%

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
++ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001.
## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.


    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML ENHANCED INDEX CORE EQUITY FUND?

The objectives and policies of the Fund are to:

- achieve total returns that slightly exceed those of the S&P 500 Index over the long term while maintaining a risk profile similar to that of the Index

- invest in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index

- employ quantitative analysis utilizing core (blended growth and value) parameters in making investment decisions

- utilize a proprietary quantitative model that ranks all companies in the S&P 500 Index in terms of various fundamental and technical factors to find stocks that

     -    are of high investment quality

     -    offer above-average levels of profitability or superior growth

     -    are attractively valued in the marketplace


HOW DID THE FUND PERFORM DURING 2001?

From the commencement of investment operations on May 2, 2001, through December 31, 2001, the Fund's shares returned -7.08%, compared with the -8.54% return of the S&P 500 Index.


HOW DID THE FUND'S STOCK SELECTION MODEL PERFORM DURING THE PERIOD?

The Fund's quantitative model continued to emphasize the value sector, which was the right call, as value outperformed growth during the period. Taking its cue from the more reasonable valuations in smaller-cap stocks, the model also overweighted S&P 500 Index stocks with smaller capitalizations that scored highly according to the model's other parameters. For example, the model overweighted check provider Deluxe, as well as H&R Block, Autozone, and Whirlpool. Conversely, the model underweighted richly valued big-cap technology stocks, including Cisco Systems, Ciena, Yahoo!, and Qualcomm. It also underweighted discount retailer Wal-Mart because the stock was expensive relative to other retailers and other stocks in the S&P 500 Index.

The model performed well for most of the period. Its least effective stretch was late September to mid-October, when the markets were digesting aggressive cuts in interest rates by the Federal Reserve Board, and growth stocks responded with strong rallies, disrupting the outperformance of the value sector.


HOW DOES THE MODEL RESPOND TO CHANGES IN INTEREST RATES BY THE FEDERAL RESERVE BOARD?

None of the model's parameters is macroeconomic--that is, sensitive to changes in the broad economic picture such as the Federal Reserve Board's actions on interest rates. Rather, all components of the model are company-specific and bottom-up in nature, reflecting the state of a company's earnings, stock price, cash flow, and various other factors. These factors are compared with other stocks in a company's peer group and also with other companies in the S&P 500 Index to determine a stock's desirability.

By the same token, changes in Fed policy might cause one particular sector of the market to outperform, as defined by a specific value or growth profile or a certain size of capitalization. The model is sensitive to those changes and reacts by adjusting the Fund's holdings accordingly over time. Therefore, while the model does not respond directly to what the Fed does, it does respond indirectly by monitoring how the Fed's moves are reflected in various fundamental measures of stock value.


WHAT IS YOUR OUTLOOK?

If growth stocks continue to rally as they did in the fourth quarter, our stock selection model could experience some short-term difficulty since it is still tilted toward the value side of the market. If the advance becomes a long-term trend, though, the model will adjust and eventually begin to favor growth stocks again. At this point, we believe that the market has gotten ahead of what is justified by earnings prospects, and we could see more of a trading range for a while. However, over the years we have learned not to second-guess the model with hunches or judgments about where the market is headed. Rather, we must let the model do the job for which it was designed--tracking a variety of fundamental factors affecting stocks in the S&P 500 Index and relentlessly searching out the most attractive candidates according to those criteria. Over the long term, this process has consistently proven its value.

MML ENHANCED INDEX CORE EQUITY FUND
 LARGEST STOCK HOLDINGS (12/31/01)
-----------------------------------
General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Intel Corp.
International Business Machines Corp.
Exxon Mobil Corp.
Johnson & Johnson
Bank of America Corp.



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index



  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                          SINCE INCEPTION*
                          5/2/01 - 12/31/01

  MML Enhanced Index
  Core Equity Fund             -7.08%
--------------------------------------------
  S&P 500 Index                -8.54%



GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                        MML ENHANCED INDEX
                                         CORE EQUITY FUND         S&P 500 INDEX
                                        ------------------        -------------
      5/2/01                                  $10,000                $10,000
        6/01                                  $ 9,759                $ 9,682
        9/01                                  $ 8,495                $ 8,262
       12/01                                  $ 9,292                $ 9,146


* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                 NUMBER OF              MARKET
                                                  SHARES                VALUE
                                                 ---------              ------
EQUITIES -- 97.0%
ADVERTISING -- 0.0%
TMP Worldwide, Inc.*                                100              $     4,290
                                                                     -----------
AEROSPACE & DEFENSE -- 1.6%
Boeing Co.                                          900                   34,902
General Dynamics Corp.                              200                   15,928
Goodrich (B.F.) Co.                                 100                    2,662
Honeywell International, Inc.                       800                   27,056
Lockheed Martin Corp.                               900                   42,003
Northrop Grumman Corp.                              100                   10,081
Rockwell Collins, Inc.                              200                    3,900
TRW, Inc.                                           100                    3,704
United Technologies Corp.                           500                   32,315
                                                                     -----------
                                                                         172,551
                                                                     -----------
AIR TRANSPORTATION -- 0.2%
Delta Air Lines, Inc.                               100                    2,926
Southwest Airlines Co.                              700                   12,936
                                                                     -----------
                                                                          15,862
                                                                     -----------
APPAREL, TEXTILES & SHOES -- 0.5%
Gap, Inc.                                           800                   11,152
Liz Claiborne, Inc.                                 100                    4,975
The Limited, Inc.                                   400                    5,888
Nike, Inc. Cl. B                                    300                   16,872
Nordstrom, Inc.                                     100                    2,023
Reebok International Limited*                       100                    2,650
VF Corp.                                            200                    7,802
                                                                     -----------
                                                                          51,362
                                                                     -----------
AUTOMOTIVE & PARTS -- 1.1%
Cooper Tire & Rubber Co.                            100                    1,596
Dana Corp.                                          200                    2,776
Delphi Automotive
   Systems Corp.                                    700                    9,562
Ford Motor Corp.                                  1,900                   29,868
General Motors Corp.                                600                   29,160
Genuine Parts Co.                                   200                    7,340
Goodyear Tire & Rubber Co.                          100                    2,381
Harley-Davidson, Inc.                               300                   16,293
Navistar International Corp.                        300                   11,850
Paccar, Inc.                                        100                    6,562
                                                                     -----------
                                                                         117,388
                                                                     -----------
BANKING, SAVINGS & LOANS -- 10.5%
AmSouth Bancorp.                                    600                   11,340
Bank of America Corp.                             2,400                  151,080
Bank of New York Co., Inc.                          700                   28,560
Bank One Corp.                                    1,700                   66,385
BB&T Corp.                                          400                   14,444
Capital One Financial Corp.                         200                   10,790
Charter One Financial, Inc.                         210              $     5,701
Citigroup, Inc.                                   5,100                  257,448
Comerica, Inc.                                      200                   11,460
Federal Home Loan
   Mortgage Corp.                                   700                   45,780
Federal National Mortgage
   Association                                      900                   71,550
Fifth Third Bancorp                                 600                   36,798
Fleet Boston Financial Corp.                      1,100                   40,150
Golden West Financial Corp.                         300                   17,655
J.P. Morgan Chase & Co.                           1,700                   61,795
KeyCorp                                             500                   12,170
Mellon Financial Corp.                              500                   18,810
National City Corp.                                 900                   26,316
Providian Financial Corp.                           300                    1,065
Regions Financial Corp.                             400                   12,016
SouthTrust Corp.                                    400                    9,868
State Street Corp.                                  400                   20,900
SunTrust Banks, Inc.                                300                   18,810
Synovus Financial Corp.                             300                    7,515
U.S. Bancorp                                      1,800                   37,674
Union Planters Corp.                                200                    9,026
Wachovia Corp.                                      900                   28,224
Washington Mutual, Inc.                             900                   29,430
Wells Fargo & Co.                                 1,000                   43,450
                                                                     -----------
                                                                       1,106,210
                                                                     -----------
BEVERAGES -- 2.6%
Anheuser-Busch
   Companies, Inc.                                  600                   27,126
The Coca-Cola Co.                                 2,200                  103,730
Coors (Adolph) Co. Cl. B                            400                   21,360
The Pepsi Bottling
   Group, Inc.                                    1,200                   28,200
PepsiCo, Inc.                                     1,830                   89,103
                                                                     -----------
                                                                         269,519
                                                                     -----------
BROADCASTING, PUBLISHING & PRINTING -- 2.2%
American Greetings
   Corp. Cl. A                                      100                    1,378
AOL Time Warner, Inc.*                            3,700                  118,770
Comcast Corp. Cl. A*                              1,000                   36,000
Dow Jones & Co., Inc.                               100                    5,473
Knight Ridder, Inc.                                 100                    6,493
The McGraw-Hill
   Companies, Inc.                                  200                   12,196
New York Times Co. Cl. A                            200                    8,650
Tribune Co.                                         300                   11,229
Viacom, Inc. Cl. B*                                 600                   26,490
                                                                     -----------
                                                                         226,679
                                                                     -----------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Louisiana-Pacific Corp.                           2,100              $    17,724
Masco Corp.                                         400                    9,800
Vulcan Materials Co.                                100                    4,794
                                                                     -----------
                                                                          32,318
CHEMICALS -- 1.5%
Air Products and
   Chemicals, Inc.                                  300                   14,073
Ashland, Inc.                                       600                   27,648
Du Pont (E.I.) de Nemours
   and Co.                                          900                   38,259
Eastman Chemical Co.                                100                    3,902
Engelhard Corp.                                     200                    5,536
International Flavors &
   Fragrances, Inc.                               1,800                   53,478
PPG Industries, Inc.                                100                    5,172
Praxair, Inc.                                       100                    5,525
                                                                     -----------
                                                                         153,593
                                                                     -----------
COMMERCIAL SERVICES -- 1.0%
Allied Waste Industries, Inc.*                      300                    4,218
Block (H & R), Inc.                                 300                   13,410
Cendant Corp.*                                    1,700                   33,337
Convergys Corp.*                                    200                    7,498
Donnelley (R.R.) & Sons Co.                         100                    2,969
Equifax, Inc.                                       200                    4,830
Fluor Corp.                                         100                    3,740
Moody's Corp.                                       200                    7,972
Paychex, Inc.                                       400                   13,940
PerkinElmer, Inc.                                   200                    7,004
Quintiles Transnational Corp.*                      100                    1,608
Robert Half International, Inc.*                    100                    2,670
Ryder System, Inc.                                  100                    2,215
                                                                     -----------
                                                                         105,411
                                                                     -----------
COMMUNICATIONS -- 1.8%
Andrew Corp.*                                       100                    2,189
Citizens Communications Co.*                        200                    2,132
Lucent Technologies, Inc.                         3,100                   19,499
Nortel Networks Corp.                             3,200                   24,000
SBC Communications, Inc.                          3,400                  133,178
Scientific-Atlanta, Inc.                            300                    7,182
Tellabs, Inc.*                                      200                    2,992
                                                                     -----------
                                                                         191,172
                                                                     -----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                    2,400                   36,048
                                                                     -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.5%
Autodesk, Inc.                                      700                   26,089
Parametric Technology Corp.*                        300                    2,343
Sapient Corp.*                                      100                      772

    The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF              MARKET
                                                  SHARES                VALUE
                                                 ---------              ------
Sun Microsystems, Inc.*                           1,500              $    18,450
Unisys Corp.*                                       400                    5,016
                                                                     -----------
                                                                          52,670
                                                                     -----------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                          100                    3,398
                                                                     -----------
COMPUTERS & INFORMATION -- 2.9%
Apple Computer, Inc.*                             1,200                   26,280
Cisco Systems, Inc.*                              6,983                  126,462
Compaq Computer Corp.                             2,500                   24,400
Dell Computer Corp.*                              3,200                   86,976
EMC Corp.*                                        2,200                   29,568
Gateway, Inc.*                                      200                    1,608
Palm, Inc.*                                         500                    1,940
Solectron Corp.*                                    800                    9,024
                                                                     -----------
                                                                         306,258
                                                                     -----------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Electronic Data Systems Corp.                       400                   27,420
Hewlett-Packard Co.                               1,800                   36,972
International Business
   Machines Corp.                                 1,700                  205,632
Pitney Bowes, Inc.                                  400                   15,044
Xerox Corp.                                       1,400                   14,588
                                                                     -----------
                                                                         299,656
                                                                     -----------
CONTAINERS -- 0.4%
Ball Corp.                                          100                    7,070
Bemis Co., Inc.                                     100                    4,918
Pactiv Corp.*                                     1,500                   26,625
Temple-Inland, Inc.                                 100                    5,673
                                                                     -----------
                                                                          44,286
                                                                     -----------
COSMETICS & PERSONAL CARE -- 1.7%
Alberto-Culver Co. Cl. B                            100                    4,474
Avon Products, Inc.                                 200                    9,300
The Gillette Co.                                  1,100                   36,740
Kimberly-Clark Corp.                                500                   29,900
The Procter & Gamble Co.                          1,300                  102,869
                                                                     -----------
                                                                         183,283
                                                                     -----------
DATA PROCESSING & PREPARATION -- 1.4%
Automatic Data Processing, Inc.                     600                   35,340
Deluxe Corp.                                      1,400                   58,212
First Data Corp.                                    400                   31,380
Fiserv, Inc.*                                       150                    6,348
IMS Health, Inc.                                    700                   13,657
NCR Corp.*                                          100                    3,686
                                                                     -----------
                                                                         148,623
                                                                     -----------
ELECTRIC UTILITIES -- 2.1%
AES Corp.*                                          600                    9,810
Allegheny Energy, Inc.                              300                   10,866
Ameren Corp.                                        100                    4,230
American Electric Power Co.                         300                   13,059
Calpine Corp.*                                      300              $     5,037
Cinergy Corp.                                       200                    6,686
CMS Energy Corp.                                    100                    2,403
Consolidated Edison, Inc.                           200                    8,072
Constellation Energy
   Group, Inc.                                      100                    2,655
Dominion Resources, Inc.                            200                   12,020
DTE Energy Co.                                      200                    8,388
Duke Energy Corp.                                   300                   11,778
Edison International*                               400                    6,040
Entergy Corp.                                       200                    7,822
Exelon Corp.                                        300                   14,364
FirstEnergy Corp.                                   300                   10,494
FPL Group, Inc.                                     100                    5,640
Mirant Corp.*                                       300                    4,806
Niagara Mohawk
   Holdings, Inc.*                                  100                    1,773
PG&E Corp.*                                         200                    3,848
Pinnacle West Capital Corp.                         100                    4,185
PPL Corp.                                           200                    6,970
Progress Energy, Inc.                               200                    9,006
Public Service Enterprise
   Group, Inc.                                      200                    8,438
Reliant Energy, Inc.                                700                   18,564
Southern Co.                                        300                    7,605
Teco Energy, Inc.                                   100                    2,624
TXU Corp.                                           300                   14,145
                                                                     -----------
                                                                         221,328
                                                                     -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.5%
Altera Corp.*                                       400                    8,480
American Power
   Conversion Corp.*                                100                    1,446
Analog Devices, Inc.*                               400                   17,756
Applied Micro
   Circuits Corp.*                                  300                    3,396
Broadcom Corp. Cl. A*                               200                    8,174
Emerson Electric Co.                                400                   22,840
General Electric Co.                              9,700                  388,776
Intel Corp.                                       6,600                  207,570
JDS Uniphase Corp.*                               1,000                    8,730
Johnson Controls, Inc.                              100                    8,075
Kla-Tencor Corp.*                                   200                    9,912
Linear Technology Corp.                             300                   11,712
Maxim Integrated
   Products, Inc.*                                  300                   15,753
Novellus Systems, Inc.*                             100                    3,945
Nvidia Corp.*                                       300                   20,070
Rockwell International Corp.                        200                    3,572
Sanmina-SCI Corp.*                                  200                    3,980
Texas Instruments, Inc.                           1,700                   47,600
Vitesse Semiconductor Corp.*                        200                    2,486
                                                                     -----------
                                                                         794,273
                                                                     -----------
ENERGY -- 6.7%
Amerada Hess Corp.                                  100              $     6,250
Apache Corp.                                        440                   21,947
Burlington Resources, Inc.                          200                    7,508
ChevronTexaco Corp.                               1,362                  122,049
Conoco, Inc.                                        600                   16,980
Devon Energy Corp.                                  100                    3,865
Dynegy, Inc.                                        100                    2,550
El Paso Corp.                                       800                   35,688
EOG Resources, Inc.                                 100                    3,911
Exxon Mobil Corp.                                 4,800                  188,640
Halliburton Co.                                     300                    3,930
Kerr-McGee Corp.                                    100                    5,480
KeySpan Corp.                                       100                    3,465
Kinder Morgan, Inc.                                 200                   11,138
Nabors Industries, Inc.*                          1,400                   48,062
Nicor, Inc.                                         100                    4,164
Occidental
   Petroleum Corp.                                  900                   23,877
Peoples Energy Corp.                                100                    3,793
Phillips Petroleum Co.                              420                   25,309
Rowan Companies, Inc.*                              100                    1,937
Royal Dutch Petroleum
   Co. NY Shares                                  1,300                   63,726
Sempra Energy                                       300                    7,365
Sunoco, Inc.                                        700                   26,138
Transocean Sedco Forex, Inc.                        400                   13,528
Unocal Corp.                                        300                   10,821
USX-Marathon Group, Inc.                            900                   27,000
The Williams Companies, Inc.                        400                   10,208
Xcel Energy, Inc.                                   300                    8,322
                                                                     -----------
                                                                         707,651
                                                                     -----------
ENTERTAINMENT & LEISURE -- 0.9%
Brunswick Corp.                                     100                    2,176
Carnival Corp.                                      900                   25,272
The Disney (Walt) Co.                             1,800                   37,296
Harrah's Entertainment, Inc.*                       800                   29,608
                                                                     -----------
                                                                          94,352
                                                                     -----------
FINANCIAL SERVICES -- 3.0%
Bear Stearns Companies, Inc.                        500                   29,320
Countrywide Credit
   Industries, Inc.                                 600                   24,582
Franklin Resources, Inc.                            300                   10,581
Household International, Inc.                       500                   28,970
Huntington Bancshares, Inc.                         700                   12,033
Lehman Brothers Holdings, Inc.                      200                   13,360
MBNA Corp.                                          800                   28,160
Merrill Lynch & Co., Inc.                           700                   36,484
Morgan Stanley Dean
   Witter & Co.                                   1,000                   55,940
PNC Financial Services
   Group, Inc.                                      300                   16,860

  The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF              MARKET
                                                  SHARES                VALUE
                                                 ---------              ------
Price (T. Rowe) Group, Inc.                         100              $     3,473
The Schwab (Charles) Corp.                        1,700                   26,299
Stillwell Financial, Inc.                           300                    8,166
USA Education, Inc.                                 200                   16,804
                                                                     -----------
                                                                         311,032
                                                                     -----------
FOODS -- 1.5%
Archer-Daniels-Midland Co.                        1,330                   19,085
Campbell Soup Co.                                   400                   11,948
ConAgra Foods, Inc.                                 600                   14,262
General Mills, Inc.                                 300                   15,603
Heinz (H. J.) Co.                                   300                   12,336
Hershey Foods Corp.                                 100                    6,770
Kellogg Co.                                         800                   24,080
The Kroger Co.*                                     800                   16,696
Sara Lee Corp.                                      800                   17,784
Starbucks Corp.*                                    300                    5,715
SuperValu, Inc.                                     100                    2,212
Wrigley (Wm.) Jr. Co.                               200                   10,274
                                                                     -----------
                                                                         156,765
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.7%
Boise Cascade Corp.                                 700                   23,807
Georgia-Pacific Corp.                               300                    8,283
International Paper Co.                             500                   20,175
Mead Corp.                                          100                    3,089
Westvaco Corp.                                      100                    2,845
Weyerhaeuser Co.                                    200                   10,816
Willamette Industries, Inc.                         100                    5,212
                                                                     -----------
                                                                          74,227
                                                                     -----------
HEALTHCARE -- 0.8%
HCA, Inc.                                           500                   19,270
Healthsouth Corp.*                                  400                    5,928
Humana, Inc.*                                       300                    3,537
Manor Care, Inc*                                    200                    4,742
Tenet Healthcare Corp.*                             300                   17,616
UnitedHealth Group, Inc.                            300                   21,231
Wellpoint Health
   Networks, Inc.*                                  100                   11,685
                                                                     -----------
                                                                          84,009
                                                                     -----------
HOME CONSTRUCTION,
   FURNISHINGS & APPLIANCES -- 0.6%
Centex Corp.                                        100                    5,709
KB Home                                             100                    4,010
Maytag Corp.                                        300                    9,309
Pulte Homes, Inc.                                   300                   13,401
Whirlpool Corp.                                     400                   29,332
                                                                     -----------
                                                                          61,761
                                                                     -----------
HOUSEHOLD PRODUCTS -- 1.0%
Black & Decker Corp.                                100                    3,773
The Clorox Co.                                      600                   23,730
Corning, Inc.                                     1,700                   15,164
Fortune Brands, Inc.                                200              $     7,918
Newell Rubbermaid, Inc.                             200                    5,514
Sherwin-Williams Co.                                200                    5,500
Snap-On, Inc.                                       100                    3,366
The Stanley Works                                   100                    4,657
Tupperware Corp.                                    100                    1,925
Unilever NV NY Shares                               600                   34,566
                                                                     -----------
                                                                         106,113
                                                                     -----------
INDUSTRIAL - DISTRIBUTION -- 0.2%
Grainger (W.W.), Inc.                               500                   24,000
                                                                     -----------
INDUSTRIAL - DIVERSIFIED -- 2.4%
Cooper Industries, Inc.                             100                    3,492
Danaher Corp.                                       100                    6,031
Eaton Corp.                                         100                    7,441
Illinois Tool Works, Inc.                           100                    6,772
ITT Industries, Inc.                                700                   35,350
McDermott
   International, Inc.*                           2,300                   28,221
Minnesota Mining &
   Manufacturing Co.                                400                   47,284
Textron, Inc.                                       200                    8,292
Tyco International Limited                        1,928                  113,559
                                                                     -----------
                                                                         256,442
                                                                     -----------
INSURANCE -- 4.3%
Aetna, Inc.                                         100                    3,299
AFLAC, Inc.                                         500                   12,280
Allstate Corp.                                      800                   26,960
Ambac Financial
   Group, Inc.                                      100                    5,786
American International
   Group, Inc.                                    1,889                  149,987
Aon Corp.                                           300                   10,656
Chubb Corp.                                         200                   13,800
Cigna Corp.                                         200                   18,530
Conseco, Inc.*                                      300                    1,338
The Hartford Financial
   Services Group, Inc.                             100                    6,283
Jefferson-Pilot Corp.                               200                    9,254
John Hancock Financial
   Services, Inc.                                   600                   24,780
Lincoln National Corp.                              500                   24,285
Loews Corp.                                         300                   16,614
Marsh & McLennan
   Companies, Inc.                                  300                   32,235
MBIA, Inc.                                          200                   10,726
Metlife, Inc.                                     1,300                   41,184
MGIC Investment Corp.                               200                   12,344
Progressive Corp.                                   100                   14,930
Torchmark Corp.                                     300                   11,799
UnumProvident Corp.                                 200                    5,302
                                                                     -----------
                                                                         452,372
                                                                     -----------
LODGING -- 0.2%
Hilton Hotels Corp.                                 300              $     3,276
Marriott International,
   Inc. Cl. A                                       200                    8,130
Starwood Hotels & Resorts
   Worldwide, Inc.                                  200                    5,970
                                                                     -----------
                                                                          17,376
                                                                     -----------
MACHINERY & COMPONENTS -- 0.6%
Baker Hughes, Inc.                                  400                   14,588
Caterpillar, Inc.                                   400                   20,900
Cummins, Inc.                                       100                    3,854
Deere & Co.                                         200                    8,732
Dover Corp.                                         200                    7,414
Ingersoll-Rand Co.                                  100                    4,181
Pall Corp.                                          100                    2,406
Parker-Hannifin Corp.                               100                    4,591
                                                                     -----------
                                                                          66,666
                                                                     -----------
MANUFACTURING -- 0.3%
Applied Materials, Inc.*                            800                   32,080
                                                                     -----------
MEDICAL SUPPLIES -- 1.8%
Agilent Technologies, Inc.*                         500                   14,255
Allergan, Inc.                                      100                    7,505
Applied Biosystems
   Group-Applera Corp.                              200                    7,854
Bard (C.R.), Inc.                                   200                   12,900
Bausch & Lomb, Inc.                                 100                    3,766
Baxter International, Inc.                          600                   32,178
Becton, Dickinson and Co.                           300                    9,945
Biomet, Inc.                                        300                    9,270
Boston Scientific Corp.*                            400                    9,648
Guidant Corp.*                                      300                   14,940
Medtronic, Inc.                                   1,000                   51,210
St. Jude Medical, Inc.*                             100                    7,765
Tektronix, Inc.*                                    100                    2,578
Thermo Electron Corp.*                              200                    4,772
                                                                     -----------
                                                                         188,586
                                                                     -----------
METALS & MINING -- 0.9%
Alcan Aluminum Limited                              300                   10,779
Alcoa, Inc.                                         700                   24,885
Allegheny Technologies, Inc.                        100                    1,675
Barrick Gold Corp.                                  506                    8,071
Crane Co.                                         1,200                   30,768
Freeport-McMoran Copper &
   Gold, Inc. Cl. B*                                100                    1,339
Inco Limited*                                       200                    3,388
Nucor Corp.                                         100                    5,296
Phelps Dodge Corp.                                  100                    3,240
Placer Dome, Inc.                                   400                    4,364
USX-U.S. Steel Group, Inc.                          100                    1,811
Worthington Industries, Inc.                        100                    1,420
                                                                     -----------
                                                                          97,036
                                                                     -----------

  The accompanying notes are an integral part of the financial statements.

                                                 NUMBER OF              MARKET
                                                  SHARES                VALUE
                                                 ---------              ------
MISCELLANEOUS -- 0.2%
Standard and Poor's
   Depository Receipts                              200              $    22,846
                                                                     -----------
PHARMACEUTICALS -- 11.1%
Abbott Laboratories                               1,600                   89,200
American Home Products
   Corp.                                          1,100                   67,496
Amgen, Inc.*                                      1,000                   56,440
Biogen, Inc.*                                       100                    5,735
Bristol-Myers Squibb Co.                          1,900                   96,900
Chiron Corp.*                                       200                    8,768
Eli Lilly & Co.                                   1,100                   86,394
Forest Laboratories,
   Inc. Cl. A*                                      200                   16,390
Immunex Corp.*                                      500                   13,855
Johnson & Johnson                                 3,096                  182,974
King Pharmaceuticals, Inc.*                         266                   11,207
McKesson HBOC, Inc.                                 300                   11,220
Merck & Co., Inc.                                 2,300                  135,240
Pfizer, Inc.                                      6,500                  259,025
Pharmacia Corp.                                   1,400                   59,710
Schering-Plough Corp.                             1,700                   60,877
Watson Pharmaceutical, Inc.*                        400                   12,556
                                                                     -----------
                                                                       1,173,987
                                                                     -----------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                   200                    5,886

PREPACKAGED SOFTWARE -- 4.9%
BMC Software, Inc.*                                 100                    1,637
Computer Associates
   International, Inc.                              900                   31,041
Compuware Corp.*                                  1,000                   11,790
Intuit, Inc.*                                       200                    8,552
Microsoft Corp.*                                  5,100                  337,875
Novell, Inc.*                                     2,900                   13,311
Oracle Corp.*                                     5,500                   75,955
Peoplesoft, Inc.*                                   300                   12,060
Siebel Systems, Inc.*                               400                   11,192
Veritas Software Corp.*                             300                   13,449
                                                                     -----------
                                                                         516,862
                                                                     -----------
REAL ESTATE -- 0.3%
Equity Office
   Properties Trust                                 700                   21,056
Equity Residential Properties
   Trust                                            300                    8,613
                                                                     -----------
                                                                          29,669
                                                                     -----------
RESTAURANTS -- 0.3%
Darden Restaurants, Inc.                            200              $     7,080
Tricon Global
   Restaurants, Inc.*                               400                   19,680
Wendy's International, Inc.                         200                    5,834
                                                                     -----------
                                                                          32,594
                                                                     -----------
RETAIL -- 5.4%
AutoZone, Inc.*                                     200                   14,360
Best Buy Co., Inc.*                                 200                   14,896
Big Lots, Inc.                                      100                    1,040
Circuit City Stores-Circuit
   City Group                                       200                    5,190
Costco Wholesale Corp.*                             500                   22,190
CVS Corp.                                           300                    8,880
Dillards, Inc. Cl. A                                100                    1,600
Federated Department
   Stores, Inc.*                                    400                   16,360
The Home Depot, Inc.                              2,300                  117,323
Lowe's Companies, Inc.                              700                   32,487
The May Department Stores Co.                       300                   11,094
Office Depot, Inc.*                               1,500                   27,810
Penney (J.C.) Co., Inc.                             300                    8,070
RadioShack Corp.                                    100                    3,010
Sears, Roebuck and Co.                              300                   14,292
Target Corp.                                        900                   36,945
TJX Companies, Inc.                                 300                   11,958
Toys R Us, Inc.*                                    200                    4,148
Wal-Mart Stores, Inc.                             3,800                  218,690
                                                                     -----------
                                                                         570,343
                                                                     -----------
RETAIL - GROCERY -- 0.2%
Albertson's, Inc.                                   400                   12,596
Winn-Dixie Stores, Inc.                             200                    2,850
                                                                     -----------
                                                                          15,446
                                                                     -----------
TELEPHONE UTILITIES -- 4.0%
Alltel Corp.                                        300                   18,519
AT&T Corp.                                        3,200                   58,048
AT&T Wireless Services, Inc.*                     2,800                   40,236
BellSouth Corp.                                   1,700                   64,855
CenturyTel, Inc.                                    100                    3,280
Qwest Communications
   International, Inc.                            1,500                   21,195
Sprint Corp. (FON Group)                            900                   18,072
Sprint Corp. (PCS Group)*                           900                   21,969
Verizon Communications,
   Inc.                                           2,800                  132,888
WorldCom, Inc.*                                   3,400                   47,872
                                                                     -----------
                                                                         426,934
                                                                     -----------
TOBACCO -- 1.1%
Philip Morris Companies, Inc.                     2,100              $    96,285
UST, Inc.                                           700                   24,500
                                                                     -----------
                                                                         120,785
                                                                     -----------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                        200                    3,246
Mattel, Inc.                                        300                    5,160
                                                                     -----------
                                                                           8,406
                                                                     -----------
TRANSPORTATION -- 0.5%
Burlington Northern
   Santa Fe Corp.                                   400                   11,412
CSX Corp.                                           100                    3,505
FedEx Corp.*                                        300                   15,564
Norfolk Southern Corp.                              400                    7,332
Union Pacific Corp.                                 200                   11,400
                                                                     -----------
                                                                          49,213
                                                                     -----------
TRAVEL -- 0.0%
Sabre Holdings Corp.*                               100                    4,235
                                                                     -----------
TOTAL EQUITIES
(COST -- $10,520,642)                                                 10,243,852
                                                                     -----------

                                              PRINCIPAL
                                               AMOUNT
                                              ---------
SHORT-TERM INVESTMENTS -- 2.9%
   REPURCHASE AGREEMENT
   Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                           $305,995                  305,995
                                                                     -----------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      305,995
                                                                     -----------
TOTAL INVESTMENTS -- 99.9%
(COST $10,826,637)**                                                  10,549,847
OTHER ASSETS/
(LIABILITIES) -- 0.1%                                                     10,362
                                                                     -----------
NET ASSETS -- 100.0%                                                 $10,560,209
                                                                     ===========

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.

**   Aggregate cost for Federal tax purposes. (NOTE 7).

(a) Maturity value of $306,019. Collateralized by U.S. Government Agency with a rate of 6.375%, maturity date of 01/20/2024, and aggregate market value, including accrued interest, of $321,377.

   The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $10,520,642) (NOTE 2)                                                            $10,243,852
        Short-term investments, at amortized cost (NOTE 2)                                                               305,995
                                                                                                                     -----------
            Total Investments                                                                                         10,549,847
        Receivables from:
            Investments sold                                                                                               9,573
            Investment adviser (NOTE 3)                                                                                      247
            Interest and dividends                                                                                        11,552
            Foreign taxes withheld                                                                                            36
                                                                                                                     -----------
                 Total assets                                                                                         10,571,255
                                                                                                                     -----------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                          4,086
            Fund shares repurchased                                                                                          155
            Directors' fees and expenses (NOTE 3)                                                                            168
            Affiliates (NOTE 3):
                 Investment management fees                                                                                4,877
        Accrued expense and other liabilities                                                                              1,760
                                                                                                                     -----------
                 Total liabilities                                                                                        11,046
                                                                                                                     -----------
        NET ASSETS                                                                                                   $10,560,209
                                                                                                                     ===========
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $11,382,065
        Distributions in excess of net investment income                                                                     (81)
        Accumulated net realized loss on investments                                                                    (544,985)
        Net unrealized depreciation on investments                                                                      (276,790)
                                                                                                                     -----------
                                                                                                                     $10,560,209
                                                                                                                     ===========
SHARES OUTSTANDING:                                                                                                    1,147,191
                                                                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $      9.21
                                                                                                                     ===========


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                   PERIOD ENDED
                                                                                                                DECEMBER 31, 2001*
                                                                                                                ------------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $559)                                                                   $  98,681
        Interest                                                                                                         7,366
                                                                                                                     ---------
                 Total investment income                                                                               106,047
                                                                                                                     ---------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                             36,765
        Custody fees                                                                                                    11,547
        Audit and legal fees                                                                                             1,123
        Shareholder reporting fees                                                                                         811
        Directors' fees (NOTE 3)                                                                                           310
                                                                                                                     ---------
                 Total expenses                                                                                         50,556
        Expenses waived (NOTE 3)                                                                                        (6,438)
                                                                                                                     ---------
                 Net expenses                                                                                           44,118
                                                                                                                     ---------
                 NET INVESTMENT INCOME                                                                                  61,929
                                                                                                                     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                                  (544,985)
        Net change in unrealized appreciation (depreciation) on investments                                           (276,790)
                                                                                                                     ---------
                 NET REALIZED AND UNREALIZED LOSS                                                                     (821,775)
                                                                                                                     ---------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $(759,846)
                                                                                                                     =========

  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   PERIOD ENDED
                                                                                                                DECEMBER 31, 2001*
                                                                                                                ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                                                    $    61,929
        Net realized loss on investment transactions                                                                (544,985)
        Net change in unrealized appreciation (depreciation) on investments                                         (276,790)
                                                                                                                 -----------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    (759,846)
                                                                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                                                   (62,311)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                                              11,382,366
                                                                                                                 -----------
        TOTAL INCREASE IN NET ASSETS                                                                              10,560,209
                                                                                                                 -----------
NET ASSETS:
        Beginning of period                                                                                                -
                                                                                                                 -----------
        End of period (including distributions in excess of net investment income
           of $81)                                                                                               $10,560,209
                                                                                                                 ===========

  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                   PERIOD ENDED
                                                                                                                DECEMBER 31, 2001+
                                                                                                                ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                 $ 10.00
                                                                                                                     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                                                 0.06***
  Net realized and unrealized loss on investments                                                                      (0.80)
                                                                                                                     -------
       Total loss from investment operations                                                                           (0.74)
                                                                                                                     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                                                           (0.05)
                                                                                                                     -------
NET ASSET VALUE, END OF PERIOD                                                                                       $  9.21
                                                                                                                     =======
TOTAL RETURN@                                                                                                          (7.08)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                                                  $10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                                              0.76%*
     After expense waiver#                                                                                              0.66%*
  Net investment income to average daily net assets                                                                     0.93%*
  Portfolio turnover rate                                                                                                 59%**

*    ANNUALIZED

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.

+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1,2001 THROUGH DECEMBER 31, 2001.


   The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:

-    achieve long-term growth of capital and future income

- invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)

-    utilize a growth-oriented strategy in making investment decisions

-    utilize fundamental analysis to identify companies which

     - are of high investment quality or possess a unique product, market position or operating characteristics

     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

The Fund lost more ground on its benchmark in the second half of the year. For the 12 months ending December 31, 2001, the Fund's shares returned -25.20%, well behind the -11.88% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Growth stocks stumbled badly in 2001, particularly in the first and third quarters. Weak economic data and corporate earnings disappointments drove share prices sharply lower, while rallies in the second and fourth quarters only partially offset the declines. The September 11 terrorist attacks were another factor working against the growth sector, as they depressed consumer confidence and increased the likelihood of a recession. In response, investors retreated to stocks offering relatively stable earnings growth and more modest valuations.

Unlike many other funds with a growth mandate, we do not routinely change the Fund's strategy to fit the current market environment. Over complete market cycles we believe that this discipline gives us an advantage, but there is no question that our strong growth bias detracted from performance during the current reporting period. In addition, both the Fund and the Index were hurt by the underperformance of large-capitalization stocks relative to mid-caps and especially small-caps for the year.

CAN YOU PROVIDE MORE DETAILS ABOUT THE SECOND HALF OF THE PERIOD?

The Fund underperformed the S&P 500 Index during the third quarter. An overweighting in the weak technology sector was one factor detracting from relative performance. Within technology, we emphasized the software industry based on our view that it should be one of the first areas to benefit when corporate information technology spending picks up again. Nonetheless, software holdings such as Microsoft, VERITAS Software, and Rational Software detracted from performance during the quarter.

On the other hand, the Fund's overweighting in health care made a positive contribution to relative performance. Health care stocks were one area of investor interest because of their stable earnings growth. Our focus within the sector was on the pharmaceutical industry, where Eli Lilly was a core holding. Although the stock came under selling pressure because of the expiring patent on antidepressant drug Prozac, our judgment was that the negative news about Prozac was essentially already reflected in the stock's price, and we liked Lilly's strong product pipeline. However, specialty pharmaceutical stock Genzyme and HMO Cigna both detracted from performance.

The Fund outperformed the S&P 500 Index in the fourth quarter. Aggressive action by the Federal Reserve Board to cut interest rates following September 11 led investors to anticipate an economic recovery and higher stock prices in 2002. Meanwhile, the waterfall declines in share prices triggered by the terrorist attacks created attractive valuations for many stocks. Consequently, stocks staged a strong rally that began in late September and carried through the end of the year.

Reversing the situation in the previous quarter, our overweighting in technology aided performance. VERITAS Software, a leader in storage software, benefited from an analyst's upgrade and increased interest in information storage solutions in the wake of the terrorist attacks. Storage provider Qlogic was another holding that was helped by this trend. Financial stock Citigroup also contributed positively to performance. Investors liked the company's plans to spin off its Travelers insurance unit, which had been a drag on earnings growth. In the industrial goods sector, Tyco International did well on the basis of strong performance by its business lines in security systems, electronics, and medical supplies. Finally, our stock selection in the media and retailing industries had a positive influence on performance during the quarter.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's aggressive cuts in interest rates will eventually be reflected in improving economic conditions and rebounding corporate earnings. While the timing of these events is uncertain, we feel that there is greater risk in not being positioned to take advantage of them than in being positioned a little early. Stocks tend to move in explosive bursts near the beginning of an advance, and they often anticipate news on earnings and other fundamental factors. As a result, we are comfortable with the Fund's positioning and have tried to emphasize companies that are gaining market share and will emerge from the downturn even stronger than when it began.

MML GROWTH EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

Tyco International Limited
Viacom, Inc. Cl. B
Pfizer, Inc.
Target Corp.
American Home Products Corp.
First Data Corp.
Veritas Software Corp.
Lowe's Companies, Inc.
Johnson & Johnson
American International Group, Inc.


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                        SINCE INCEPTION
                     ONE YEAR            AVERAGE ANNUAL
                 1/1/01 - 12/31/01     5/3/99 - 12/31/01
  MML Growth
  Equity Fund         -25.20%               -3.49%
  ------------------------------------------------------
  S&P 500 Index       -11.88%               -4.31%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

        MML GROWTH EQUITY FUND            S&P 500 INDEX
5/3/99       $10,000                         $10,000
6/99         $10,650                         $10,306
12/99        $13,010                         $11,100
6/00         $13,490                         $11,053
12/00        $12,159                         $10,090
6/01         $10,099                         $ 9,415
12/01        $ 9,096                         $ 8,892

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                  ---------         -------
EQUITIES -- 98.2%

ADVERTISING -- 0.6%
Omnicom Group, Inc.                                 3,000         $   268,050
                                                                  -----------
AEROSPACE & DEFENSE -- 0.6%
Northrop Grumman Corp.                              2,800             282,268
                                                                  -----------
APPAREL, TEXTILES & SHOES -- 1.0%
Gap, Inc.                                           5,700              79,458
Nike, Inc. Cl. B                                    6,330             355,999
                                                                  -----------
                                                                      435,457
                                                                  -----------
AUTOMOTIVE & PARTS -- 1.2%
Harley-Davidson, Inc.                               9,860             535,497
                                                                  -----------
BANKING, SAVINGS & LOANS -- 5.2%
Bank of America Corp.                               2,780             175,001
Capital One Financial Corp.                         8,380             452,101
Citigroup, Inc.                                    15,060             760,229
Federal Home Loan Mortgage Corp.                   10,100             660,540
Mellon Financial Corp.                              7,600             285,912
                                                                  -----------
                                                                    2,333,783
                                                                  -----------
BEVERAGES -- 1.1%
Anheuser-Busch Companies, Inc.                      3,500             158,235
Diageo Capital PLC                                  2,010              22,964
PepsiCo, Inc.                                       6,200             301,878
                                                                  -----------
                                                                      483,077
                                                                  -----------
BROADCASTING, PUBLISHING & PRINTING -- 5.7%
AOL Time Warner, Inc.*                             10,460             335,766
Clear Channel Communications, Inc.*                11,780             599,720
Comcast Corp. Cl. A*                                9,160             329,760
Viacom, Inc. Cl. B*                                29,194           1,288,915
                                                                  -----------
                                                                    2,554,161
                                                                  -----------
CHEMICALS -- 0.8%
Praxair, Inc.                                       6,200             342,550
                                                                  -----------
COMMERCIAL SERVICES -- 1.6%
ARAMARK Corp. Cl. B*                                  470              12,643
Cendant Corp.*                                     18,600             364,746
Concord EFS, Inc.*                                  5,500             180,290
eBay, Inc.*                                         2,500             167,250
                                                                  -----------
                                                                      724,929
                                                                  -----------
COMMUNICATIONS -- 2.3%
Echostar Communications Corp.*                      6,880             188,994
Nokia Corp. Sponsored ADR                          20,030             491,336
Qualcomm, Inc.*                                     6,580             332,290
                                                                  -----------
                                                                    1,012,620
                                                                  -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.3%
Cadence Design Systems, Inc.*                      12,400             271,808
Sun Microsystems, Inc.*                            25,520             314,917
                                                                  -----------
                                                                      586,725

COMPUTER PROGRAMMING SERVICES -- 0.6%
   VeriSign, Inc.*                                  6,570             249,923
                                                                  -----------
COMPUTERS & INFORMATION -- 2.4%
Cisco Systems, Inc.*                               27,200             492,592
Dell Computer Corp.*                               15,790             429,172
EMC Corp.*                                          1,660              22,310
Lexmark International Group, Inc.*                  2,600             153,400
                                                                  -----------
                                                                    1,097,474
                                                                  -----------
COMPUTERS & OFFICE EQUIPMENT -- 1.8%
Electronic Data Systems Corp.                       4,000             274,200
International Business Machines Corp.               4,500             544,320
                                                                  -----------
                                                                      818,520
                                                                  -----------
COSMETICS & PERSONAL CARE -- 1.9%
Avon Products, Inc.                                 6,500             302,250
Estee Lauder Companies, Inc. Cl. A                  2,800              89,768
The Gillette Co.                                   11,700             390,780
Kimberly-Clark Corp.                                1,400              83,720
                                                                  -----------
                                                                      866,518
                                                                  -----------
DATA PROCESSING & PREPARATION -- 3.5%
Automatic Data Processing, Inc.                    10,200             600,780
First Data Corp.                                   12,480             979,056
                                                                  -----------
                                                                    1,579,836
                                                                  -----------
ELECTRIC UTILITIES -- 0.2%
Calpine Corp.*                                      4,110              69,007
                                                                  -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.6%
Analog Devices, Inc.*                              11,030             489,622
General Electric Co.                               13,060             523,445
Linear Technology Corp.                            10,300             402,112
Micron Technology, Inc.*                           12,190             377,890
National Semiconductor Corp.*                       6,100             187,819
Qlogic Corp.*                                       2,100              93,471
STMicroelectronics NV, NY Shares                    8,700             275,529
Taiwan Semiconductor Manufacturing Co.
   Limited Sponsored ADR*                          14,486             248,725
Texas Instruments, Inc.                            12,410             347,480
                                                                  -----------
                                                                    2,946,093
                                                                  -----------
ENERGY -- 0.7%
Devon Energy Corp.                                  5,750             222,237
El Paso Corp.                                       1,637              73,026
                                                                  -----------
                                                                      295,263
                                                                  -----------
ENTERTAINMENT & LEISURE -- 0.4%
Carnival Corp.                                      6,900             193,752
                                                                  -----------
FINANCIAL SERVICES -- 5.2%
American Express Co.                               14,400             513,936
The Goldman Sachs Group, L.P.                       5,400             500,850
Household International, Inc.                       4,200             243,348
Merrill Lynch & Co., Inc.                          10,160             529,539
Morgan Stanley Dean Witter & Co.                    8,350             467,099
The Schwab (Charles) Corp.                          4,300              66,521
                                                                  -----------
                                                                    2,321,293
                                                                  -----------
FOODS -- 0.8%
General Mills, Inc.                                 4,100             213,241
Safeway, Inc.*                                      3,500             146,125
                                                                  -----------
                                                                      359,366
                                                                  -----------
HEALTHCARE -- 3.0%
HCA, Inc.                                           7,830             301,768
Sanofi-Synthelabo SA                                6,600             492,446
UnitedHealth Group, Inc.                            7,700             544,929
                                                                  -----------
                                                                    1,339,143
                                                                  -----------
INDUSTRIAL - DIVERSIFIED -- 8.5%
Danaher Corp.                                       8,230             496,351
Illinois Tool Works, Inc.                           6,600             446,952
Minnesota Mining & Manufacturing Co.                6,830             807,374
Tyco International Limited                         35,081           2,066,271
                                                                  -----------
                                                                    3,816,948
                                                                  -----------
INSURANCE -- 5.1%
ACE Limited                                        14,400             578,160
American International Group, Inc.                 10,802             857,679
Chubb Corp.                                         1,100              75,900
Marsh & McLennan Companies, Inc.                    1,600             171,920
Principal Financial Group, Inc.*                    3,380              81,120
Prudential Financial, Inc.*                         1,720              57,087
XL Capital Limited Cl. A                            4,960             453,146
                                                                  -----------
                                                                    2,275,012
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.


                                      32

                                                  NUMBER OF          MARKET
                                                   SHARES            VALUE
                                                  ---------         -------
LODGING -- 0.1%
Starwood Hotels & Resorts Worldwide, Inc.           1,140         $    34,029
                                                                  -----------
MEDICAL SUPPLIES -- 1.7%
Allergan, Inc.                                      3,000             225,150
Applied Biosystems Group-Applera Corp.              7,210             283,137
Baxter International, Inc.                          2,700             144,801
Boston Scientific Corp.*                            5,200             125,424
                                                                  -----------
                                                                      778,512
                                                                  -----------
PHARMACEUTICALS -- 14.4%
Abbott Laboratories                                13,100             730,325
American Home Products Corp.                       16,650           1,021,644
Amgen, Inc.*                                        8,600             485,384
Cardinal Health, Inc.                               5,645             365,006
Eli Lilly & Co.                                     6,690             525,433
Forest Laboratories, Inc. Cl. A*                    5,950             487,602
Genentech, Inc.*                                    2,000             108,500
Genzyme Corp.*                                      7,900             472,894
Johnson & Johnson                                  15,100             892,410
Medimmune, Inc.*                                    2,100              97,335
Pfizer, Inc.                                       31,402           1,251,370
                                                                  -----------
                                                                    6,437,903
                                                                  -----------
PREPACKAGED SOFTWARE -- 7.1%
Adobe Systems, Inc.                                 4,860             150,903
Brocade Communications Systems, Inc.*               5,400             178,848
Intuit, Inc.*                                       3,700             158,212
Microsoft Corp.*                                   12,620             836,327
Oracle Corp.*                                      32,060             442,749
Peoplesoft, Inc.*                                   5,270             211,854
Rational Software Corp.*                           13,360             260,520
Veritas Software Corp.*                            21,336             956,279
                                                                  -----------
                                                                    3,195,692
                                                                  -----------
RESTAURANTS -- 0.4%
Tricon Global Restaurants, Inc.*                    3,400             167,280
                                                                  -----------
RETAIL -- 8.6%
Costco Wholesale Corp.*                            11,110             493,062
CVS Corp.                                           3,700             109,520
The Home Depot, Inc.                                8,800             448,888
Kohls Corp.*                                        5,600             394,464
Lowe's Companies, Inc.                             19,280             894,785
Staples, Inc.*                                      7,100             132,770
Target Corp.                                       25,500           1,046,775
Wal-Mart Stores, Inc.                               5,400             310,770
                                                                  -----------
                                                                    3,831,034
                                                                  -----------
TELEPHONE UTILITIES -- 1.9%
AT&T Wireless Services, Inc.*                      16,800             241,416
Sprint Corp. (PCS Group)*                          11,030             269,242
Vodafone AirTouch PLC Sponsored ADR                14,159             363,603
                                                                  -----------
                                                                      874,261
                                                                  -----------
TOBACCO -- 0.5%
Philip Morris Companies, Inc.                       4,450             204,032
                                                                  -----------
TRANSPORTATION -- 1.4%
FedEx Corp.*                                        6,700             347,596
United Parcel Service, Inc. Cl. B                   5,070             276,315
                                                                  -----------
                                                                      623,911
                                                                  -----------
TOTAL EQUITIES
(COST $41,388,059)                                                 43,933,919
                                                                  ===========
RIGHTS -- 0.0%

COMPUTERS & INFORMATION -- 0.0%
Seagate Technologies, Inc.                         11,100                  --
                                                                  -----------
TOTAL RIGHTS
(COST $0)                                                                  --
                                                                  ===========
                                              PRINCIPAL
                                               AMOUNT
                                              ----------
SHORT-TERM INVESTMENTS -- 12.1%

CASH EQUIVALENTS -- 9.3%**
Bank of Montreal
   Eurodollar Time Deposit
   1.500% 01/02/2002                         $  274,020             274,020
Bayerische Hypo-und
   Vereinsbank Eurodollar
   Time Deposit
   1.810% 03/18/2002                             97,864              97,864
BNP Paribas Eurodollar
   Time Deposit
   1.960% 01/02/2002                            391,457             391,457
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                            364,055             364,055
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                            215,301             215,301
First Union II Bank Note
   1.680% 03/12/2002                          1,195,729           1,195,729
Fleet National Bank Note
   1.950% 04/30/2002                         $   97,538         $    97,538
GMAC Bank Note
   1.790% 03/08/2002                             97,864              97,864
Goldman Sachs Bank Note
   1.680% 02/05/2002                             95,729              95,729
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                             97,864              97,864
Merrill Lynch Bank Note
   1.620% 04/05/2002                            176,156             176,156
Merrill Lynch Bank Note
   1.640% 11/26/2002                             78,291              78,291
Merrimac Money Market Fund                      679,337             679,337
Morgan Stanley Dean Witter & Co.
   1.610% 05/09/2002                             58,719              58,719
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                            195,729             195,729
US Bank
   1.590% 11/06/2002                             58,719              58,719
                                                                 ----------
                                                                  4,174,372
                                                                 ----------
REPURCHASE AGREEMENT -- 2.8%
Investors Bank & Trust Company
   Repurchase Agreement, dated
   12/31/2001, 1.40%, due 01/02/2002(a)       1,263,849           1,263,849
                                                                 ----------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                               5,438,221
                                                                 ==========
TOTAL INVESTMENTS -- 110.3%
(COST $46,826,280)***                                            49,372,140

OTHER ASSETS/(LIABILITIES) -- (10.3%)                            (4,627,616)
                                                                 ----------
NET ASSETS  100.0%                                              $44,744,524
                                                                 ==========

NOTES TO PORTFOLIO OF INVESTMENTS
ADR - American Depository Receipt.
*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $1,263,947. Collateralized by U.S. Government Agency obligation with a rate of 7.461%, maturity date of 06/01/2018, and aggregate market value, including accrued interest, of $1,327,073.


    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     DECEMBER 31, 2001
                                                                                                     -----------------
ASSETS:
        Investments, at value (cost $41,388,059) (NOTE 2)                                               $ 43,933,919
        Short-term investments, at amortized cost (NOTE 2)                                                 5,438,221
                                                                                                        ------------
            Total Investments (including securities on loan with market values of $4,034,624)             49,372,140
        Receivables from:
            Investments sold                                                                                  32,603
            Investment adviser (NOTE 3)                                                                        1,062
            Fund shares sold                                                                                  13,832
            Interest and dividends                                                                            20,499
            Foreign taxes withheld                                                                             1,712
                                                                                                        ------------
                 Total assets                                                                             49,441,848
                                                                                                        ------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                            470,044
            Fund shares repurchased                                                                            2,963
            Securities on loan (NOTE 2)                                                                    4,174,372
            Directors' fees and expenses (NOTE 3)                                                              2,831
            Affiliates (NOTE 3):
                 Investment management fees                                                                   30,115
        Accrued expense and other liabilities                                                                 16,999
                                                                                                        ------------
                 Total liabilities                                                                         4,697,324
                                                                                                        ------------
        NET ASSETS                                                                                      $ 44,744,524
                                                                                                        ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                 $ 63,109,625
        Distributions in excess of net investment income                                                      (4,376)
        Accumulated net realized loss on investments and foreign currency translations                   (20,906,634)
        Net unrealized appreciation on investments, foreign currency and other assets and liabilities      2,545,909
                                                                                                        ------------
                                                                                                        $ 44,744,524
                                                                                                        ============
SHARES OUTSTANDING:                                                                                        5,897,203
                                                                                                        ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                         $       7.59
                                                                                                        ============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                         YEAR ENDED
                                                                                                      DECEMBER 31, 2001
                                                                                                      -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $3,887)                                                    $    290,136
        Interest (including securities lending income of $6,611)                                              95,195
                                                                                                        ------------
                 Total investment income                                                                     385,331
                                                                                                        ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                  362,539
        Custody fees                                                                                          74,770
        Audit and legal fees                                                                                   5,291
        Shareholder reporting fees                                                                             2,516
        Directors' fees (NOTE 3)                                                                               1,745
                                                                                                        ------------
                 Total expenses                                                                              446,861
        Expenses waived (NOTE 3)                                                                             (34,473)
                                                                                                        ------------
                 Net expenses                                                                                412,388
                                                                                                        ------------
                 NET INVESTMENT LOSS                                                                         (27,057)
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                                      (16,066,908)
            Foreign currency transactions                                                                     (4,546)
                                                                                                        ------------
                 Net realized loss                                                                       (16,071,454)
                                                                                                        ------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                    2,259,262
            Translation of assets and liabilities in foreign currencies                                          118
                                                                                                        ------------
                 Net unrealized gain                                                                       2,259,380
                                                                                                        ------------
                 NET REALIZED AND UNREALIZED LOSS                                                        (13,812,074)
                                                                                                        ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $(13,839,131)
                                                                                                        ============


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                $   (27,057)          $   (51,021)
        Net realized gain (loss) on investment and foreign currency transactions           (16,071,454)            3,425,724
        Net change in unrealized appreciation (depreciation) on investments and
           translation of assets and liabilities in foreign currencies                       2,259,380            (7,508,723)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (13,839,131)           (4,134,020)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                             (15,162)               (8,105)
        Tax return of capital                                                                        -                (7,529)
        From net realized gains                                                                      -            (9,052,646)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         5,517,852            26,796,659
                                                                                          ------------          ------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (8,336,441)           13,594,359
NET ASSETS:
        Beginning of year                                                                   53,080,965            39,486,606
                                                                                          ------------          ------------
        End of year (including distributions in excess of net investment income
           of $4,376 and $2,382, respectively)                                             $44,744,524           $53,080,965
                                                                                          ============          ============


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                            12/31/01         12/31/00          12/31/99+
                                                                           ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   10.15         $  13.01          $  10.00
                                                                           ---------         --------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                          (0.00)#          (0.01)            (0.00)#
  Net realized and unrealized gain (loss) on investments                       (2.56)           (0.77)             3.01
                                                                           ---------         --------          --------
       Total income (loss) from investment operations                          (2.56)           (0.78)             3.01
                                                                           ---------         --------          --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                   (0.00)##         (0.00)##              -
  Tax return of capital                                                         -               (0.00)##              -
  From net realized gains                                                       -               (2.08)                -
                                                                           ---------         --------          --------
       Total distributions                                                     (0.00)           (2.08)                -
                                                                           ---------         --------          --------
NET ASSET VALUE, END OF PERIOD                                             $    7.59         $  10.15          $  13.01
                                                                           =========         ========          ========
TOTAL RETURN@                                                                 (25.20)%          (6.54)%           30.10%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                        $  44,745         $ 53,081          $ 39,487
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                     0.99%            1.08%             0.77%**
     After expense waiver###                                                   0.91%            0.91%             0.61%**
  Net investment loss to average daily net assets                            (0.06)%          (0.10)%           (0.04)%**
  Portfolio turnover rate                                                       292%             271%              106%**

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
#    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
## DISTRIBUTION FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
### COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999 AND THE YEARS ENDING DECEMBER 31, 2000 AND 2001.


    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned -33.11% about in line with the -32.55% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.


WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

Technology stocks, which comprise approximately two-thirds of the benchmark, continued to encounter stiff headwinds in the second half of the year. Rising unemployment, deteriorating consumer confidence, and disappointing corporate earnings resulted in stock prices testing their spring lows when the terrorist attacks of September 11 occurred. The U.S. stock markets closed for the remainder of that week, and when they reopened panic selling ensued. Before the attack, the central question was whether the U.S. would enter a recession. After September 11, the only remaining question appeared to be how long the recession would last. The dominant technology sector plunged 40.3%, accounting for most of the index's performance for the third quarter. Stocks making the biggest impact on performance included Microsoft, down 29.9%, Intel, off 30.1%, and Cisco Systems, which lost 33.1%. The week following September 11 was the worst for the U.S. equity markets since 1933, in the depths of the Great Depression.

The fourth quarter brought a welcome rally. The markets were supported in part by bargain hunters, but a lot of the credit for stemming the losses goes to the Federal Reserve Board. The Fed stepped in on the morning of September 17, before the markets reopened, with a half-point cut in interest rates, and by the end of the year had followed with three more reductions worth a total of 125 basis points. During the entire period, there were 11 rate reductions adding up to a decline of 475 basis points for the target federal funds rate. Historically, sharply lower interest rates have often produced a strengthening economy and higher stock prices. Anticipating this scenario, investors bought aggressively, boosting the index to a gain of 35.0% in the fourth quarter. Technology stocks once again dominated the index's movements, gaining 42.1%. The capital goods sector also did well, rising 38.3%. The worst returns for the quarter belonged to communication services, which managed a gain of 4.6%.

Individual holdings showing the best performance in the fourth quarter were Network Appliance, up 221.6%, NVIDIA, with a gain of 143.5%, and VERITAS Software, which added 143.1%. The worst performers included Imclone Systems, down 17.8%, and Express Scripts, off 15.5%.

As a result of the annual rebalancing, which took place on December 24, thirteen new issues joined the index, and there were three other additions due to corporate actions during the quarter. For the year, the index had 19 changes, comparable to the 17 alterations during 2000.


WHAT IS YOUR OUTLOOK?

For many investors, the fourth quarter rally undoubtedly revived memories of the glory days of the late 1990s bull market. However, the rally took place mainly in anticipation of better times, not because there was much in the way of concrete evidence that those times were imminent. Comparing share prices to current earnings, valuations are once again fairly rich, especially in the technology sector--not the scenario we would like to see at this stage of the cycle. If earnings fail to make significant headway in the months ahead, we could see further testing of the recent lows. At some point, we expect that the Fed's rate cuts will jump-start the economy, but it is difficult to know exactly when that will happen.

MML OTC 100 FUND
LARGEST STOCK HOLDINGS (12/31/01)

Microsoft Corp.
Intel Corp.
Cisco Systems, Inc.
Qualcomm, Inc.
Oracle Corp.
Amgen, Inc.
Nasdaq-100 Index Tracking Stock
Dell Computer Corp.
Maxim Integrated Products, Inc.
Immunex Corp.



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index


MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                SINCE INCEPTION
                            ONE YEAR             AVERAGE ANNUAL
                        1/1/01 - 12/31/01      5/1/00 - 12/31/01
MML OTC 100 Fund             -33.11%                 -41.40%

Nasdaq 100 Index             -32.55%                 -40.69%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

            MML OTC 100 FUND        NASDAQ 100 INDEX
5/1/00          $10,000                 $10,000
6/00             $9,820                  $9,976
12/00            $6,110                  $6,207
6/01             $4,761                  $4,858
12/01            $4,087                  $4,186


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                NUMBER OF                     MARKET
                                                 SHARES                       VALUE
                                                ---------                    -------
EQUITIES -- 98.0%

ADVERTISING -- 0.4%
TMP Worldwide, Inc.*                                1,080                $    46,332
                                                                         -----------

AUTOMOTIVE & PARTS -- 0.5%
Paccar, Inc.                                          784                     51,446
                                                                         -----------

BROADCASTING, PUBLISHING & PRINTING -- 3.1%
Adelphia Communications
   Corp. Cl. A*                                     1,801                     56,155
Charter Communications,
   Inc. Cl. A*                                      2,786                     45,774
Comcast Corp. Cl. A*                                4,083                    146,988
USA Networks, Inc.*                                 3,266                     89,194
                                                                         -----------
                                                                             338,111
                                                                         -----------

COMMERCIAL SERVICES -- 5.1%
Apollo Group, Inc. Cl. A*                           1,057                     47,576
Cintas Corp.                                        1,855                     89,763
Concord EFS, Inc.*                                  5,177                    169,702
eBay, Inc.*                                         1,869                    125,036
Paychex, Inc.                                       3,235                    113,354
                                                                         -----------
                                                                             545,431
                                                                         -----------

COMMUNICATIONS -- 7.9%
ADC
   Telecommunications, Inc.*                        8,978                     41,299
Ciena Corp.*                                        3,538                     50,629
Echostar
   Communications Corp.*                            2,264                     62,192
Juniper Networks, Inc.*                             1,935                     36,668
Network Appliance, Inc.*                            3,154                     68,978
Nextel Communications,
   Inc. Cl. A*                                      8,947                     98,059
PanAmSat Corp.*                                     1,840                     40,259
Qualcomm, Inc.*                                     8,399                    424,149
Tellabs, Inc.*                                      2,129                     31,999
                                                                         -----------
                                                                             854,232
                                                                         -----------

COMMUNICATIONS EQUIPMENT -- 0.5%
Ericsson (LM) Cl. B ADR                             9,267                     48,374

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.8%
Sun Microsystems, Inc.*                            12,846                    158,520
Synopsys, Inc.*                                       504                     29,771
                                                                         -----------
                                                                             188,291
                                                                         -----------

COMPUTER PROGRAMMING SERVICES -- 0.9%
Mercury Interactive Corp.*                            802                     27,252
VeriSign, Inc.*                                     1,745                     66,380
                                                                         -----------
                                                                              93,632
                                                                         -----------

COMPUTERS & INFORMATION -- 7.9%
Apple Computer, Inc.*                               4,457                $    97,608
CDW Computer Centers, Inc.*                           809                     43,451
Cisco Systems, Inc.*                               23,872                    432,322
Comverse Technology, Inc.*                          1,754                     39,237
Dell Computer Corp.*                                8,747                    237,743
                                                                         -----------
                                                                             850,361
                                                                         -----------

CONTAINERS -- 0.3%
Smurfit-Stone
   Container Corp.*                                 2,179                     34,799
                                                                         -----------

DATA PROCESSING & PREPARATION -- 0.8%
Fiserv, Inc.*                                       2,133                     90,269
                                                                         -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 21.0%
Altera Corp.*                                       4,935                    104,721
Applied Micro
   Circuits Corp.*                                  3,153                     35,692
Atmel Corp.*                                        3,180                     25,186
Broadcom Corp. Cl. A*                               1,544                     63,273
Conexant Systems, Inc.*                             2,563                     36,805
Flextronics International
   Limited*                                         4,811                    115,416
Integrated Device
   Technology, Inc.*                                  902                     23,984
Intel Corp.                                        21,411                    673,376
JDS Uniphase Corp.*                                12,693                    110,810
Kla-Tencor Corp.*                                   2,046                    101,400
Linear Technology Corp.                             3,854                    150,460
Maxim Integrated
   Products, Inc.*                                  4,122                    216,446
Microchip Technology, Inc.*                         1,010                     39,127
Molex, Inc.                                           888                     27,484
Novellus Systems, Inc.*                             1,331                     52,508
Nvidia Corp.*                                       1,423                     95,199
PMC-Sierra, Inc.*                                   1,664                     35,377
Qlogic Corp.*                                         860                     38,279
RF Micro Devices, Inc.*                             1,727                     33,210
Sanmina-SCI Corp.*                                  5,074                    100,973
Vitesse
   Semiconductor Corp.*                             1,880                     23,425
Xilinx, Inc.*                                       4,037                    157,645
                                                                         -----------
                                                                           2,260,796
                                                                         -----------

FOODS -- 0.9%
Starbucks Corp.*                                    4,829                     91,992
                                                                         -----------

HEALTHCARE -- 0.6%
Express Scripts, Inc. Cl. A*                          644                $    30,113
Human Genome
   Sciences, Inc.*                                  1,158                     39,048
                                                                         -----------
                                                                              69,161
                                                                         -----------

INFORMATION RETRIEVAL SERVICES -- 0.4%
Yahoo!, Inc.*                                       2,494                     44,244
                                                                         -----------

INTERNET CONTENT -- 0.5%
BEA Systems, Inc.*                                  3,358                     51,747
                                                                         -----------

MANUFACTURING -- 1.4%
Applied Materials, Inc.*                            3,846                    154,225
                                                                         -----------

MEDIA -- 1.0%
Gemstar-TV Guide
   International, Inc.*                             3,956                    109,581
                                                                         -----------

MEDICAL SUPPLIES -- 1.2%
Biomet, Inc.                                        3,307                    102,186
Cytyc Corp.*                                        1,116                     29,128
                                                                         -----------
                                                                             131,314
                                                                         -----------

MISCELLANEOUS -- 2.3%
Nasdaq-100 Index
   Tracking Stock*                                  6,265                    244,961
                                                                         -----------

PHARMACEUTICALS -- 12.6%
Abgenix, Inc.*                                        747                     25,129
Amgen, Inc.*                                        4,439                    250,537
Andrx Group*                                          629                     44,288
Biogen, Inc.*                                       1,656                     94,972
Cephalon, Inc.*                                       422                     31,897
Chiron Corp.*                                       2,410                    105,654
Genzyme Corp.*                                      2,423                    145,041
Gilead Sciences, Inc.*                                861                     56,585
ICOS Corp.*                                           477                     27,399
Idec
   Pharmaceuticals Corp.*                           1,510                    104,084
ImClone Systems, Inc.*                                681                     31,639
Immunex Corp.*                                      6,806                    188,594
Invitrogen Corp.*                                     453                     28,054
Medimmune, Inc.*                                    2,089                     96,825
Millennium
   Pharmaceuticals, Inc.*                           2,224                     54,510
Protein Design Labs, Inc.*                            770                     25,356
Sepracor, Inc.*                                       715                     40,798
                                                                         -----------
                                                                           1,351,362
                                                                         -----------

PREPACKAGED SOFTWARE -- 22.9%
Adobe Systems, Inc.                                 2,118                     65,764
Brocade Communications
   Systems, Inc.*                                   2,123                     70,314
Check Point Software
   Technologies Limited*                            2,167                     86,442


    The accompanying notes are an integral part of the financial statements.

                                                NUMBER OF                     MARKET
                                                 SHARES                       VALUE
                                                ---------                    -------
Citrix Systems, Inc.*                               2,032                $    46,045
Compuware Corp.*                                    2,090                     24,641
Electronic Arts, Inc.*                              1,259                     75,477
I2 Technologies, Inc.*                              4,125                     32,587
Intuit, Inc.*                                       2,434                    104,078
Microsoft Corp.*                                   16,885                  1,118,969
Oracle Corp.*                                      21,125                    291,736
Peoplesoft, Inc.*                                   3,898                    156,700
Rational Software Corp.*                            1,848                     36,036
Siebel Systems, Inc.*                               4,934                    138,053
Symantec Corp.*                                       652                     43,247
Veritas Software Corp.*                             3,733                    167,313
                                                                         -----------
                                                                           2,457,402
                                                                         -----------

RETAIL -- 2.5%
Bed Bath & Beyond, Inc.*                            3,553                    120,447
Costco Wholesale Corp.*                             2,170                     96,305
Staples, Inc.*                                      2,820                     52,734
                                                                         -----------
                                                                             269,486
                                                                         -----------

RETAIL - INTERNET -- 0.2%
Amazon.com, Inc.*                                   2,249                     24,334
                                                                         -----------

TELEPHONE UTILITIES -- 1.3%
WorldCom, Inc.*                                     9,698                    136,548
                                                                         -----------

TOTAL EQUITIES
(COST $14,140,495)                                                        10,538,431
                                                                         -----------


                                                PRINCIPAL                     MARKET
                                                 AMOUNT                       VALUE
                                                ---------                    -------
SHORT-TERM INVESTMENTS -- 4.8%

REPURCHASE AGREEMENT -- 4.3%
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                             $463,917                $   463,917
                                                                         -----------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill**
   2.150%, 01/17/2002                              50,000                     49,952
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                          513,869
                                                                         -----------

TOTAL INVESTMENTS -- 102.8%
(COST $14,654,364)***                                                     11,052,300

OTHER ASSETS/(LIABILITIES) -- (2.8%)                                        (303,427)
                                                                         -----------

NET ASSETS -- 100.0%                                                     $10,748,873
                                                                         ===========


NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 ** This security is held as collateral for open futures contracts. (NOTE 2). *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $463,953. Collateralized by U.S. Government Agency obligation with a rate of 6.000%, maturity date of 09/25/2022, and aggregate market value, including accrued interest, of $487,113.




    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $14,140,495) (NOTE 2)                                                            $10,538,431
        Short-term investments, at amortized cost (NOTE 2)                                                               513,869
                                                                                                                     -----------
            Total Investments                                                                                         11,052,300
        Receivables from:
            Investment adviser (NOTE 3)                                                                                    1,466
            Fund shares sold                                                                                                 469
            Interest and dividends                                                                                           353
                                                                                                                     -----------
                 Total assets                                                                                         11,054,588
                                                                                                                     -----------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                        288,959
            Fund shares repurchased                                                                                          621
            Variation margin on open futures contracts (NOTE 2)                                                            5,670
            Directors' fees and expenses (NOTE 3)                                                                          1,635
            Affiliates (NOTE 3):
                 Investment management fees                                                                                3,971
        Accrued expense and other liabilities                                                                              4,859
                                                                                                                     -----------
                 Total liabilities                                                                                       305,715
                                                                                                                     -----------
        NET ASSETS                                                                                                   $10,748,873
                                                                                                                     ===========
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $19,004,237
        Accumulated net investment loss                                                                                   (1,568)
        Accumulated net realized loss on investments and futures contracts                                            (4,645,305)
        Net unrealized depreciation on investments and futures contracts                                              (3,608,491)
                                                                                                                     -----------
                                                                                                                     $10,748,873
                                                                                                                     ===========
SHARES OUTSTANDING:                                                                                                    2,647,543
                                                                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $      4.06
                                                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $40)                                                                    $     4,419
        Interest                                                                                                           9,214
                                                                                                                     -----------
                 Total investment income                                                                                  13,633
                                                                                                                     -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                               37,190
        Custody fees                                                                                                      18,990
        Shareholder reporting fees                                                                                         1,046
        Audit and legal fees                                                                                                 945
        Directors' fees (NOTE 3)                                                                                             311
                                                                                                                     -----------
                 Total expenses                                                                                           58,482
        Expenses waived (NOTE 3)                                                                                         (12,201)
                                                                                                                     -----------
                 Net expenses                                                                                             46,281
                                                                                                                     -----------
                 NET INVESTMENT LOSS                                                                                     (32,648)
                                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                                   (3,692,788)
            Closed futures contracts                                                                                    (163,525)
                                                                                                                     -----------
                 Net realized loss                                                                                    (3,856,313)
                                                                                                                     -----------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                                  327,011
            Open futures contracts                                                                                        55,181
                                                                                                                     -----------
                 Net unrealized gain                                                                                     382,192
                                                                                                                     -----------
                 NET REALIZED AND UNREALIZED LOSS                                                                     (3,474,121)
                                                                                                                     -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $(3,506,769)
                                                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                        -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
        Net investment loss                                                                $   (32,648)          $   (23,997)
        Net realized loss on investment transactions and futures contracts                  (3,856,313)             (710,410)
        Net change in unrealized appreciation (depreciation) on investments and
           futures contracts                                                                   382,192            (3,990,683)
                                                                                           -----------           -----------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (3,506,769)           (4,725,090)
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net realized gains                                                                   (315)              (55,757)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         6,224,423            12,812,381
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                         2,717,339             8,031,534
NET ASSETS:
        Beginning of period                                                                  8,031,534                     -
                                                                                           -----------           -----------
        End of period (including accumulated net investment loss of $1,568 and
           $1,487, respectively)                                                           $10,748,873           $ 8,031,534
                                                                                           ===========           ===========


* FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.








    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                                     12/31/01          12/31/00+
                                                                                                    ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $    6.07         $  10.00
                                                                                                     ---------         --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                                                    (0.02)***        (0.02)***
  Net realized and unrealized loss on investments                                                        (1.99)           (3.87)
                                                                                                     ---------         --------
       Total loss from investment operations                                                             (2.01)           (3.89)
                                                                                                     ---------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                                                                (0.00)##         (0.04)
                                                                                                     ---------         --------
NET ASSET VALUE, END OF PERIOD                                                                       $    4.06         $   6.07
                                                                                                     =========         ========
TOTAL RETURN@                                                                                         (33.11)%          (38.90)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                                  $  10,749         $   8,032
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                               0.71%             0.88%*
     After expense waiver#                                                                               0.56%             0.56%*
  Net investment loss to average daily net assets                                                      (0.40)%           (0.36)%*
  Portfolio turnover rate                                                                                  67%               51%**

*   ANNUALIZED
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH
    DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.
##  DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.



    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP VALUE EQUITY FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP VALUE EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Index)
-    utilize a value-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
     -offer above-average levels of profitability or superior growth potential -are attractively valued in the marketplace


HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned 3.36%, beating the 2.49% return of the Russell 2000 Index.


WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Both the Fund and its benchmark benefited from investors' preference for small-cap stocks during the period, continuing a trend in place since the large-cap bubble burst early in 2000. Even within the small-cap sector, smaller was better, which hurt our returns to some extent because the portfolio was primarily exposed to the larger end of the small-cap continuum. On the other hand, the Fund's emphasis on value aided performance, as a weak economy and the disappointing earnings reported by many companies in the growth sector led investors to seek out stocks that were more modestly priced relative to their expected rates of growth. Finally, our focus on picking quality stocks of companies generating high returns on equity was helpful. To provide some perspective on this point, the five-year average return on equity of the Fund's holdings was approximately 20%, versus 14% for companies in the benchmark.


HOW DID YOU RESPOND TO THE TREMENDOUS VOLATILITY DURING THE PERIOD?

Our primary goal is to look for the highest-quality companies selling at the most reasonable prices, building the portfolio one stock at a time. We generally purchase stocks with a horizon of five years in mind, although our holding times can vary for many different reasons. We don't attempt to trade the Fund's holdings to take advantage of short-term trends--for example, the rallies we saw in the second and fourth quarters. However, if a rally takes a stock beyond the value parameters we are comfortable with, we will probably sell it. Conversely, when the market declines sharply, as it did in the first and third quarters, we can often buy stocks that would be too expensive for the Fund under normal circumstances. In that sense, we respond to what the broader market is doing. No matter what the market environment is, though, we strive to be very consistent about sticking with our value discipline.


WHAT STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE?

One of the strongest contributors was RPM, a manufacturer of petroleum-based joint compound, glue, and related products. The stock was helped by lower raw material prices, as crude oil prices came down from their lofty levels of the previous year. RPM's share price had a big dip in September and then rallied strongly through the end of the year. Another stock that helped performance was National Processing, a credit card processing firm. Increasing fears about a recession and the possibility of fewer transactions to process put a temporary dent in this stock's price. However, the overall market's recovery and reasonably strong consumer spending during the Christmas holidays enabled National Processing to recover nicely by the end of December.

Guitar Center, a chain of retail music stores, also performed well. The company recently added the highly regarded Gibson line of guitars to its product line and improved its competitive position due to the closing of some stores by its largest competitor. Finally, the Fund benefited from owning Factset Research Systems, a supplier of financial data and software for portfolio managers. In September the company reported strong earnings for its fourth quarter, which ends in August, and the stock trended higher for the remainder of the period.

Looking at stocks that detracted from performance, one disappointment was Penton Media, which organizes trade shows for various industries. Prospects for reduced business travel for trade shows and other purposes as a result of September 11--together with improving technology for video conferencing--led us to jettison the stock. Inet Technologies, a provider of backbone software for the telecommunications industry, hurt us early in the period as the downward revisions in earnings for telecommunications companies gathered momentum. Finally, although machine tool manufacturer Hardinge declined in the second half of the year and detracted from the Fund's performance, the company actually gained market share and was one of the last in its industry to feel the effects of the slower economy. We therefore maintained the position.


WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, stocks in general have fairly rich valuations. Investors have put a lot of faith in the Federal Reserve Board, which cut short-term interest rates 11 times during the period. There is a lot of research showing that repeated interest rate cuts eventually lead to a stronger economy and higher share prices. However, we question whether consumers are currently in a position to drive a recovery by increasing their spending, as they have done in other recessions. Consumer spending has declined but not to typical recession levels, and personal debt remains high. Some economic indicators, such as retail sales, have been stronger than expected, but others, such as mortgage applications, have been relatively weak. Given this mixed outlook, careful stock selection should be important in the months ahead, and we will continue our search for high-quality companies whose stock price represents solid value relative to projected rates of earnings growth.



MML SMALL CAP VALUE EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/01)

OM Group, Inc.
La-Z-Boy, Inc.
Robinson (C.H.) Worldwide, Inc.
Teleflex, Inc.
Lattice Semiconductor Corp.
Carlisle Companies, Inc.
Eaton Vance Corp.
HCC Insurance Holdings, Inc.
RPM, Inc.
Spartech Corp.



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index


MML SERIES INVESTMENT FUND TOTAL RETURN

                                                   SINCE INCEPTION
                               ONE YEAR            AVERAGE ANNUAL
                           1/1/01 - 12/31/01      6/1/98 - 12/31/01
MML Small Cap
Value Equity Fund                3.36%                  -0.27%
-------------------------------------------------------------------
Russell 2000 Index               2.49%                   3.26%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

         MML SMALL CAP VALUE EQUITY FUND          RUSSELL 2000 INDEX
6/1/98              $10,000                            $10,000
12/98                $8,522                             $9,307
12/99                $8,433                            $11,286
12/00                $9,583                            $10,945
12/01                $9,904                            $11,217


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP VALUE EQUITY FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                NUMBER OF                     MARKET
                                                 SHARES                       VALUE
                                                ---------                    -------
EQUITIES -- 96.2%

ADVERTISING -- 0.3%
Penton Media, Inc.                                 22,900                $   143,354
                                                                         -----------

AIR TRANSPORTATION -- 1.6%
SkyWest, Inc.                                      35,500                    903,475
                                                                         -----------

APPAREL, TEXTILES & SHOES -- 2.2%
Claires Stores, Inc.                               81,300                  1,227,630
                                                                         -----------

BANKING, SAVINGS & LOANS -- 4.1%
Banknorth Group, Inc.                              23,657                    532,756
First Republic Bank*                               22,900                    553,035
Pacific Capital Bancorp                             6,600                    183,414
Webster Financial Corp.                            34,480                  1,087,154
                                                                         -----------
                                                                           2,356,359
                                                                         -----------

BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Elcor Corp.                                        16,500                    458,535
                                                                         -----------

CHEMICALS -- 7.6%
OM Group, Inc.                                     29,600                  1,959,224
Spartech Corp.                                     68,700                  1,411,785
TETRA Technologies, Inc.*                          49,725                    990,025
                                                                         -----------
                                                                           4,361,034
                                                                         -----------

COMMERCIAL SERVICES -- 8.0%
ABM Industries, Inc.                               38,700                  1,213,245
Advo, Inc.*                                        31,500                  1,354,500
Arbitron, Inc.*                                    32,000                  1,092,800
National Processing, Inc.*                         27,000                    877,500
                                                                         -----------
                                                                           4,538,045
                                                                         -----------

COMMUNICATIONS -- 2.1%
CT Communications, Inc.                            37,400                    617,474
Inet Technologies, Inc.*                           52,500                    554,925
                                                                         -----------
                                                                           1,172,399
                                                                         -----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.1%
TALX Corp.                                         47,600                  1,189,048
                                                                         -----------

COMPUTERS & INFORMATION -- 1.4%
Black Box Corp.*                                   15,300                    809,064
                                                                         -----------

DATA PROCESSING & PREPARATION -- 0.8%
Factset Research
   Systems, Inc.                                   13,600                    475,320
                                                                         -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.5%
Cognex Corp.*                                      54,600                  1,398,306
Garmin Limited*                                    56,400                  1,202,448
Lattice
   Semiconductor Corp.*                            74,500                  1,532,465
Technitrol, Inc.                                   49,200                  1,358,904
Teleflex, Inc.                                     34,600                  1,636,926
                                                                         -----------
                                                                           7,129,049
                                                                         -----------

ENTERTAINMENT & LEISURE -- 2.3%
MTR Gaming Group, Inc.*                            82,700                $ 1,323,200
                                                                         -----------

FINANCIAL SERVICES -- 5.1%
Chittenden Corp.                                   20,600                    568,560
Eaton Vance Corp.                                  40,800                  1,450,440
Fidelity Bankshares, Inc.                          17,700                    282,669
Stewart (W.P.) & Co. Limited                       23,600                    618,320
                                                                         -----------
                                                                           2,919,989
                                                                         -----------

HEALTHCARE -- 1.9%
Community Health
   Systems, Inc.*                                  41,700                  1,063,350
                                                                         -----------

HOME CONSTRUCTION, FURNISHINGS &
   APPLIANCES -- 7.3%
Crossmann
   Communities, Inc.                               33,400                  1,102,200
La-Z-Boy, Inc.                                     80,000                  1,745,600
Miller (Herman), Inc.                              56,100                  1,327,326
                                                                         -----------
                                                                           4,175,126
                                                                         -----------

HOUSEHOLD PRODUCTS -- 2.5%
RPM, Inc.                                          98,800                  1,428,648
                                                                         -----------

INDUSTRIAL - DIVERSIFIED -- 2.6%
Carlisle Companies, Inc.                           40,500                  1,497,690
                                                                         -----------

INSURANCE -- 12.5%
Annuity and Life Re
   (Holdings) Limited                              41,600                  1,044,576
The Commerce
   Group, Inc.                                     19,100                    719,879
HCC Insurance
   Holdings, Inc.                                  51,900                  1,429,845
IPC Holdings Limited                               36,000                  1,065,600
Philadelphia Consolidated
   Holding Corp.*                                  24,100                    908,811
StanCorp Financial
   Group, Inc.                                     15,200                    718,200
White Mountains Insurance
   Group, Inc.                                      3,600                  1,252,800
                                                                         -----------
                                                                           7,139,711
                                                                         -----------

MACHINERY & COMPONENTS -- 5.9%
Hardinge, Inc.                                     60,450                    577,297
Helix Technology Corp.                             47,900                  1,080,145
Joy Global, Inc.*                                  40,300                    677,040
Roper Industries, Inc.                             20,800                  1,029,600
                                                                         -----------
                                                                           3,364,082
                                                                         -----------

MEDICAL SUPPLIES -- 3.3%
Biomet, Inc.                                       18,325                    566,242
Coherent, Inc.*                                    43,400                  1,341,928
                                                                         -----------
                                                                           1,908,170
                                                                         -----------

PHARMACEUTICALS -- 1.6%
Pharmaceutical
   Resources, Inc.*                                27,100                $   915,980
                                                                         -----------

REAL ESTATE -- 2.3%
Mid-Atlantic Realty Trust                          84,700                  1,317,085
                                                                         -----------

RETAIL -- 0.7%
Guitar Center, Inc.*                               30,500                    416,020
                                                                         -----------

TRANSPORTATION -- 4.7%
Heartland Express, Inc.*                            4,500                    124,965
Robinson (C.H.)
   Worldwide, Inc.                                 60,100                  1,737,793
Swift Transportation
   Co., Inc.*                                      38,730                    833,082
                                                                         -----------
                                                                           2,695,840
                                                                         -----------

TOTAL EQUITIES
(COST $48,140,749)                                                        54,928,203
                                                                         ===========


                                                PRINCIPAL
                                                  AMOUNT
                                                ---------
SHORT-TERM INVESTMENTS -- 9.9%

CASH EQUIVALENTS -- 6.2%**
Bank of Montreal Eurodollar
   Time Deposit
   1.500% 01/02/2002                            $ 232,204                    232,204
Bayerische Hypo-und
   Vereinsbank Eurodollar
   Time Deposit
   1.810% 03/18/2002                               82,930                     82,930
BNP Paribas Eurodollar
   Time Deposit
   1.960% 01/02/2002                              331,720                    331,720
Credit Agricole Bank
   Eurodollar Time Deposit
   1.700% 01/07/2002                              308,499                    308,499
Den Danske Bank
   Eurodollar Time Deposit
   1.560% 01/02/2002                              182,446                    182,446
First Union II Bank Note
   1.680% 03/12/2002                              165,860                    165,860
Fleet National Bank Note
   1.950% 04/30/2002                              167,392                    167,392
GMAC Bank Note
   1.790% 03/08/2002                               82,930                     82,930
Goldman Sachs Bank
   Note
   1.680% 02/05/2002                              165,860                    165,860


    The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL                     MARKET
                                                 AMOUNT                       VALUE
                                                ---------                    -------
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                           $   82,930                $    82,930
Merrill Lynch Bank Note
   1.620% 04/05/2002                              149,274                    149,274
Merrill Lynch Bank Note
   1.640% 11/26/2002                               66,344                     66,344
Merrimac Money
   Market Fund                                  1,253,587                  1,253,587
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                               49,758                     49,758
Toronto Dominion
   Eurodollar Time Deposit
   2.040% 01/22/2002                              165,860                    165,860
US Bank
   1.590% 11/06/2002                               49,758                     49,758
                                                                         -----------
                                                                           3,537,352
                                                                         -----------

REPURCHASE AGREEMENT -- 3.7%
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                            2,100,477                  2,100,477
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                        5,637,829
                                                                         -----------

TOTAL INVESTMENTS -- 106.1%
(COST $53,778,578)***                                                     60,566,032

OTHER ASSETS/(LIABILITIES) -- (6.1%)                                      (3,470,387)
                                                                         -----------

NET ASSETS -- 100.0%                                                     $57,095,645
                                                                         ===========


NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Represents investment of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $2,100,640. Collateralized by U.S. Government Agency obligation with a rate of 7.430%, maturity date of 06/01/2027, and aggregate market value, including accrued interest, of $2,205,623.







             The remainder of this page is intentionally left blank.









    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP VALUE EQUITY FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $48,140,749) (NOTE 2)                                                            $54,928,203
        Short-term investments, at amortized cost (NOTE 2)                                                             5,637,829
                                                                                                                     -----------
            Total Investments (including securities on loan with market values of $3,407,124)                         60,566,032
        Receivables from:
            Investments sold                                                                                             929,631
            Fund shares sold                                                                                              39,260
            Interest and dividends                                                                                        21,396
                                                                                                                     -----------
                 Total assets                                                                                         61,556,319
                                                                                                                     -----------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                        831,001
            Fund shares repurchased                                                                                       47,896
            Securities on loan (NOTE 2)                                                                                3,537,352
            Directors' fees and expenses (NOTE 3)                                                                          2,905
            Affiliates (NOTE 3):
                 Investment management fees                                                                               30,363
        Accrued expense and other liabilities                                                                             11,157
                                                                                                                     -----------
                 Total liabilities                                                                                     4,460,674
                                                                                                                     -----------
        NET ASSETS                                                                                                   $57,095,645
                                                                                                                     ===========

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $52,764,731
        Undistributed net investment income                                                                                2,746
        Accumulated net realized loss on investments                                                                  (2,459,286)
        Net unrealized appreciation on investments                                                                     6,787,454
                                                                                                                     -----------
                                                                                                                     $57,095,645
                                                                                                                     ===========

SHARES OUTSTANDING:                                                                                                    5,906,152
                                                                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $      9.67
                                                                                                                     ===========





    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                                                     $  481,495
        Interest (including securities lending income of $3,838)                                                         124,946
                                                                                                                      ----------
                 Total investment income                                                                                 606,441
                                                                                                                      ----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                              308,881
        Custody fees                                                                                                      10,732
        Audit and legal fees                                                                                               5,015
        Directors' fees (NOTE 3)                                                                                           1,825
        Shareholder reporting fees                                                                                           951
                                                                                                                      ----------
                 Total expenses                                                                                          327,404
                                                                                                                      ----------
                 NET INVESTMENT INCOME                                                                                   279,037
                                                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                                    (440,017)
        Net change in unrealized appreciation (depreciation) on investments                                            2,465,527
                                                                                                                      ----------
                 NET REALIZED AND UNREALIZED GAIN                                                                      2,025,510
                                                                                                                      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $2,304,547
                                                                                                                      ==========





    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                              $   279,037           $   340,261
        Net realized loss on investment transactions                                          (440,017)           (1,079,443)
        Net change in unrealized appreciation (depreciation) on investments                  2,465,527             4,924,113
                                                                                           -----------           -----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             2,304,547             4,184,931
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                            (277,041)             (341,296)

NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        12,406,651            18,680,756
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                        14,434,157            22,524,391

NET ASSETS:
        Beginning of year                                                                   42,661,488            20,137,097
                                                                                           -----------           -----------
        End of year (including undistributed net investment income of $2,746 and
           $277, respectively)                                                             $57,095,645           $42,661,488
                                                                                           ===========           ===========









    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                                    12/31/01       12/31/00       12/31/99       12/31/98+
                                                                   ----------     ----------     ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  9.40        $  8.34       $  8.49        $   10.00
                                                                     -------        -------       -------        ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                 0.05           0.08          0.07             0.03
  Net realized and unrealized gain (loss) on investments                0.27           1.06         (0.15)           (1.51)
                                                                     -------        -------       -------        ---------
       Total income (loss) from investment operations                   0.32           1.14         (0.08)           (1.48)
                                                                     -------        -------       -------        ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           (0.05)         (0.08)        (0.07)           (0.03)
                                                                     -------        -------       -------        ---------
NET ASSET VALUE, END OF PERIOD                                       $  9.67        $  9.40       $  8.34        $    8.49
                                                                     =======        =======       =======        =========
TOTAL RETURN@                                                          3.36%         13.63%         (1.04)%       (14.77)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                  $57,096        $42,661       $20,137        $  10,442
  Ratio of expenses to average daily net assets:
     Before expense waiver                                             0.69%          0.80%         1.07%            0.85%**
     After expense waiver#                                             0.69%          0.76%         0.75%            0.44%**
  Net investment income to average daily net assets                    0.59%          1.12%         1.13%            0.42%**
  Portfolio turnover rate                                                97%            65%           41%              23%**

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001.




    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objectives and policies of the Fund are to:

- achieve long-term growth of capital and income

- invest primarily in a diversified portfolio of equity securities of micro-capitalization companies (companies with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index)

- utilize a value-oriented strategy in making investment decisions

- utilize fundamental analysis to identify companies which

  -are of high investment quality or possess a unique product, market position or operating characteristics

  -offer above-average levels of profitability or superior growth potential

  -are attractively valued in the marketplace


HOW DID THE FUND PERFORM DURING 2001?

From its inception on May 1, 2001, through December 31, 2001, the Fund returned 9.69%, well ahead of the 1.66% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.


WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

The Fund benefited from its greater emphasis on value compared with the Russell 2000 Index. Amid continued weakness in the economy and the disappointing earnings reported by many growth companies, investors turned to the value sector for its relatively stable earnings growth and more modest valuations. This trend was clearly evident from May through September. A reversal occurred in the fourth quarter, when value stocks lagged the overall market and growth stocks responded positively to the Federal Reserve Board's aggressive lowering of short-term interest rates after the September 11 terrorist attacks. Consequently, the Fund underperformed the index during the fourth quarter but outperformed in the May through September period.

Likewise, interest in small-caps remained high, as they continued to exhibit more attractive valuations as a group than large-caps and mid-caps. Additionally, small-caps were expected to benefit more from the repeated cuts in interest rates engineered by the Fed. The pattern of outperformance by stocks with smaller capitalizations held true even within the small-cap sector, as the micro-cap group on which the Fund concentrates performed better than stocks further up the small-cap continuum. The Russell 2000 Index, on the other hand, was held back somewhat because of its broader representation, which includes larger small-caps and some mid-cap stocks.

Finally, strong stock selection aided the Fund's performance. We were successful at finding high-quality companies that were underappreciated by the market--many of them in relatively unglamorous but profitable niches.


WHAT ADJUSTMENTS DID YOU MAKE IN THE SECOND HALF OF THE YEAR?

As the market weakened near the end of the third quarter, we added some technology stocks that we felt were attractively valued. Technitrol, a maker of capacitors and other electronic components, was one example. The company makes a lot of custom products that generate high returns on capital. Another example was Garmin Limited, which manufactures global positioning systems (GPS) for a variety of consumer-oriented products. GPS technology is expected to be increasingly used in automobiles, cell phones, and other devices, so we liked the long-term prospects for this company.

We also changed the mix of the Fund's financial services holdings. Sharply falling interest rates led to richer valuations for a number of banks, prompting us to pare back the Fund's banking exposure in the fourth quarter. Conversely, the September 11 terrorist attacks depressed the share prices of many insurance companies because of concerns over the huge dollar value of expected claims. We took advantage of this situation by increasing our weighting of insurers, including Philadelphia Consolidated Holdings and IPC Holdings.

Finally, we added some retail stocks that looked promising and whose share prices were temporarily depressed by September 11. Guitar Center, a retail chain of music stores, was among them. The company recently added the highly regarded Gibson line of guitars to its product line and improved its competitive position due to the closing of some stores by its largest competitor. Another addition was Claire's Stores, a retailer of costume jewelry for the teen market.


WHICH HOLDINGS MOST HELPED OR DETRACTED FROM PERFORMANCE?

RPM, a manufacturer of petroleum-based joint compounds, sealers, and related products, responded well to falling crude oil prices, which lowered the company's raw material costs. Trucking company Knight Transportation benefited from falling fuel costs and continued to post strong financial results in a year when most of its competitors reported decelerating earnings growth. Arbitron, a service that rates the popularity of radio programs, found favor with investors because of its reputation for stable earnings growth.

Detractors during the period included Annuity and Life Re, which dropped sharply in late October when the company reported a larger-than-expected net operating loss for the third quarter. We reduced our position in the stock. The slow economy finally began to catch up with the earnings growth of machine tool manufacturer Hardinge, but the company continued to gain market share, and we maintained our position. Hospital management stock Community Health Systems headed lower when investors rotated funds away from defensive issues in the fourth quarter.


WHAT IS YOUR OUTLOOK?

A sluggish stock market tends to favor this Fund, which emphasizes stocks that are often overlooked when the broader market is doing well. On the other hand, when the broader market is underperforming, investors have a greater tendency to seek out micro-caps in the value universe. Although we appear to have passed the worst for the economy, we believe that any recovery could be muted--at least in the short term--by ongoing excess capacity in many industries and high levels of consumer debt. Furthermore, we believe that this situation could limit the upside progress of the broader market. Thus, our immediate outlook for the value-oriented micro-cap universe is relatively positive. We will try to add value in this environment by searching for stocks offering attractive growth prospects at reasonable prices.


MML SMALL COMPANY OPPORTUNITIES FUND
 LARGEST STOCK HOLDINGS (12/31/01)
------------------------------------
Kendle International, Inc.
LSI Industries, Inc.
Acres Gaming, Inc.
Lifeline Systems, Inc.
Tweeter Home Entertainment Group, Inc.
Mid-Atlantic Realty Trust
Pacific Crest Capital, Inc.
MTR Gaming Group, Inc.
Aaon, Inc.
Saga Communications, Inc. Cl. A



GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                          SINCE INCEPTION
                         5/1/01 - 12/31/01

  MML Small Company
  Opportunities Fund           9.69%

  Russell 2000 Index           1.66%



GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                               MML SMALL COMPANY
                              OPPORTUNITIES FUND       RUSSELL 2000 INDEX
                              ------------------       ------------------
  5/1/2001                          $10,000                 $10,000
      6/01                          $10,580                 $10,600
      9/01                           $9,580                  $8,396
     12/01                          $10,969                 $10,166


  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

  DECEMBER 31, 2001


                                                 NUMBER OF                MARKET
                                                  SHARES                  VALUE
                                                 ---------                ------
EQUITIES -- 91.1%
AIR TRANSPORTATION -- 0.6%
Forward Air Corp.*                                  2,500            $    84,800
                                                                     -----------
AUTOMOTIVE & PARTS -- 3.8%
Aftermarket
   Technology Corp.*                               16,200                262,440
Strattec Security Corp.*                            7,300                257,325
                                                                     -----------
                                                                         519,765
                                                                     -----------
BANKING, SAVINGS & LOANS -- 10.3%
CFS Bancorp, Inc.                                  13,000                186,550
Financial Institutions, Inc.                        8,100                189,540
First Essex Bancorp, Inc.                           9,100                256,438
First Republic Bank*                                5,700                137,655
Flushing Financial Corp.                            9,000                160,200
Pacific Crest Capital, Inc.                        13,700                288,385
Sterling Bancorp-NY                                 6,640                193,888
Webster Financial Corp.                               200                  6,306
                                                                     -----------
                                                                       1,418,962
                                                                     -----------
BROADCASTING, PUBLISHING & PRINTING -- 2.5%
Saga Communications,
   Inc. Cl. A*                                     12,900                267,030
Thomas Nelson, Inc.                                 6,500                 72,150
                                                                     -----------
                                                                         339,180
                                                                     -----------
BUILDING MATERIALS & CONSTRUCTION -- 2.6%
Elcor Corp.                                         4,800                133,392
Willbros Group, Inc.*                              13,800                220,800
                                                                     -----------
                                                                         354,192
                                                                     -----------
CHEMICALS -- 2.5%
Penford Corp.                                      11,300                140,685
Schulman (A.), Inc.                                15,500                211,575
                                                                     -----------
                                                                         352,260
                                                                     -----------
COMMERCIAL SERVICES -- 3.7%
FTI Consulting, Inc.*                               4,400                144,320
Kendle International, Inc.*                        18,400                370,944
                                                                     -----------
                                                                         515,264
                                                                     -----------
COMMUNICATIONS -- 2.5%
Lifeline Systems, Inc.*                            14,200                339,806
                                                                     -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 3.6%
Ansoft Corp.*                                      17,400                254,040
TALX Corp.                                         10,000                249,800
                                                                     -----------
                                                                         503,840
                                                                     -----------

ELECTRIC UTILITIES -- 1.6%
Central Vermont Public
   Service Corp.                                   13,000            $   217,100
                                                                     -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 16.1%
Actel Corp.*                                       11,400                226,974
AZZ, Inc.                                          10,700                227,589
EDO Corp.                                           8,700                230,115
Elantec Semiconductor, Inc.*                        6,600                253,440
LSI Industries, Inc.                               21,150                368,010
Micro Linear Corp.*                                59,500                166,600
Rogers Corp.*                                       6,100                184,830
Sipex Corp.*                                       17,500                224,875
Spectrum Control, Inc.*                            25,300                132,825
Woodhead Industries, Inc.                          13,600                215,968
                                                                     -----------
                                                                       2,231,226
                                                                     -----------
ENERGY -- 1.7%
RPC, Inc.                                          13,700                241,805
                                                                     -----------
ENTERTAINMENT & LEISURE -- 4.6%
Acres Gaming, Inc.*                                62,200                354,540
MTR Gaming Group, Inc.*                            17,800                284,800
                                                                     -----------
                                                                         639,340
                                                                     -----------
FINANCIAL SERVICES -- 1.8%
Boston Private Financial
   Holdings, Inc.                                  11,600                256,012
                                                                     -----------
FOODS -- 2.4%
Bridgford Foods Corp.                              12,000                144,000
Performance Food Group Co.*                         5,300                186,401
                                                                     -----------
                                                                         330,401
                                                                     -----------
HEALTHCARE -- 3.3%
CorVel Corp.*                                       2,800                 91,700
Pediatrix Medical
   Group, Inc.*                                     3,900                132,288
Res-Care, Inc.*                                    25,500                225,675
                                                                     -----------
                                                                         449,663
                                                                     -----------
HOME CONSTRUCTION, FURNISHINGS &
APPLIANCES -- 1.1%
Crossmann Communities, Inc.                           200                  6,600
Palm Harbor Homes, Inc.*                            6,300                150,885
                                                                     -----------
                                                                         157,485
                                                                     -----------
INDUSTRIAL - DIVERSIFIED -- 1.0%
Astronics Corp.*                                   10,200                115,464
Astronics Corp. Cl. B*                              2,500                 27,750
                                                                     -----------
                                                                         143,214
                                                                     -----------
INFORMATION RETRIEVAL SERVICES -- 1.5%
Onesource Information
   Services, Inc.*                                 22,600            $   212,440
                                                                     -----------
INSURANCE -- 4.1%
Donegal Group, Inc. Cl. A                           7,600                 79,116
Philadelphia Consolidated
   Holding Corp.*                                   5,900                222,489
Stewart Information
   Services*                                       13,500                266,625
                                                                     -----------
                                                                         568,230
                                                                     -----------
MACHINERY & COMPONENTS -- 6.1%
Aaon, Inc.*                                        11,350                277,735
Brooks Automation, Inc.*                            4,500                183,015
Gardner Denver, Inc.*                               6,900                154,008
Hardinge, Inc.                                     13,900                132,745
Robbins & Myers, Inc.                               4,000                 93,640
                                                                     -----------
                                                                         841,143
                                                                     -----------
MEDICAL SUPPLIES -- 3.3%
II-VI, Inc.*                                       15,100                260,173
MedAmicus, Inc.*                                   13,000                202,280
                                                                     -----------
                                                                         462,453
                                                                     -----------
PREPACKAGED SOFTWARE -- 1.2%
Transaction Systems
   Architects, Inc. Cl. A*                         13,600                166,736
                                                                     -----------
REAL ESTATE -- 2.1%
Mid-Atlantic Realty Trust                          18,600                289,230
                                                                     -----------
RESTAURANTS -- 0.4%
Benihana, Inc.*                                     3,500                 52,675
                                                                     -----------
RETAIL -- 2.8%
Guitar Center, Inc.*                                6,300                 85,932
Tweeter Home Entertainment
   Group, Inc.*                                    10,300                298,700
                                                                     -----------
                                                                         384,632
                                                                     -----------
TRANSPORTATION -- 2.3%
Knight Transportation, Inc.*                        8,250                154,935
Marine Products Corp.                              36,800                163,760
                                                                     -----------
                                                                         318,695
                                                                     -----------
WATER COMPANIES -- 1.6%
Southwest Water Co.                                15,235                215,118
                                                                     -----------
TOTAL EQUITIES
(COST $11,520,630)                                                    12,605,667
                                                                     -----------

   The accompanying notes are an integral part of the financial statements.

                                                PRINCIPAL               MARKET
                                                 AMOUNT                 VALUE
                                                ---------               ------
SHORT-TERM INVESTMENTS -- 8.2%
REPURCHASE AGREEMENT
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                           $1,132,140            $ 1,132,140
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    1,132,140
                                                                     -----------
TOTAL INVESTMENTS -- 99.3%
(COST $12,652,770)**                                                  13,737,807
OTHER ASSETS/(LIABILITIES) -- 0.7%                                        92,135
                                                                     -----------
NET ASSETS -- 100.0%                                                 $13,829,942
                                                                     ===========


NOTES TO PORTFOLIO OF INVESTMENTS

 *   Non-income producing security.

 **  Aggregate cost for Federal tax purposes. (Note 7).

 (a) Maturity value of $1,132,228. Collateralized by U.S. Government Agency obligations with a rate of 4.170%, maturity date of 08/15/2020, and aggregate market value, including accrued interest, of $1,188,747.



The remainder of this page is intentionally left blank.



   The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                           DECEMBER 31, 2001
                                                                                           -----------------
ASSETS:
      Investments, at value (cost $11,520,630) (NOTE 2)                                       $12,605,667
      Short-term investments, at amortized cost (NOTE 2)                                        1,132,140
                                                                                              -----------
          Total Investments                                                                    13,737,807
      Cash                                                                                        455,505
      Receivables from:
          Investments sold                                                                         87,325
          Investment adviser (NOTE 3)                                                                  58
          Fund shares sold                                                                         10,401
          Interest and dividends                                                                    7,156
                                                                                              -----------
              Total assets                                                                     14,298,252
                                                                                              -----------
LIABILITIES:
      Payables for:
          Investments purchased                                                                   452,310
          Fund shares repurchased                                                                      19
          Directors' fees and expenses (NOTE 3)                                                       198
          Affiliates (NOTE 3):
              Investment management fees                                                           11,809
      Accrued expense and other liabilities                                                         3,974
                                                                                              -----------
              Total liabilities                                                                   468,310
                                                                                              -----------
      NET ASSETS                                                                              $13,829,942
                                                                                              ===========
NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $12,868,794
      Undistributed net investment income                                                              95
      Accumulated net realized loss on investments                                               (123,984)
      Net unrealized appreciation on investments                                                1,085,037
                                                                                              -----------
                                                                                              $13,829,942
                                                                                              ===========
SHARES OUTSTANDING:                                                                             1,275,318
                                                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                               $     10.84
                                                                                              ===========

      The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                             PERIOD ENDED
                                                                                           DECEMBER 31, 2001*
                                                                                           ------------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                                              $   63,222
      Interest                                                                                   29,701
                                                                                             ----------
              Total investment income                                                            92,923
                                                                                             ----------
EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                        81,542
      Custody fees                                                                               19,631
      Audit and legal fees                                                                        1,282
      Shareholder reporting fees                                                                    867
      Directors' fees (NOTE 3)                                                                      356
                                                                                             ----------
              Total expenses                                                                    103,678
      Expenses waived (NOTE 3)                                                                  (13,594)
                                                                                             ----------
              Net expenses                                                                       90,084
                                                                                             ----------
              NET INVESTMENT INCOME                                                               2,839
                                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain on investment transactions                                               34,350
      Net change in unrealized appreciation (depreciation) on investments                     1,085,037
                                                                                             ----------
              NET REALIZED AND UNREALIZED GAIN                                                1,119,387
                                                                                             ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $1,122,226
                                                                                             ==========

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              PERIOD ENDED
                                                                                           DECEMBER 31, 2001*
                                                                                           ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                                   $     2,839
      Net realized gain on investment transactions                                                 34,350
      Net change in unrealized appreciation (depreciation) on investments                       1,085,037
                                                                                              -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  1,122,226
                                                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                                   (2,744)
      From net realized gains                                                                    (158,334)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                           12,868,794
                                                                                              -----------
      TOTAL INCREASE IN NET ASSETS                                                             13,829,942
NET ASSETS:
      Beginning of period                                                                               -
                                                                                              -----------

      End of period (including undistributed net investment income of $95)                    $13,829,942
                                                                                              ===========


* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.


  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PERIOD ENDED
                                                                                           DECEMBER 31, 2001+
                                                                                           ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $ 10.00
                                                                                                 -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                             0.00***
  Net realized and unrealized gain on investments                                                   0.97
                                                                                                 -------
      Total income from investment operations                                                       0.97
                                                                                                 -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                                       (0.00)****
  From net realized gains                                                                          (0.13)
                                                                                                 -------
      Total distributions                                                                          (0.13)
                                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                                   $ 10.84
                                                                                                 =======
TOTAL RETURN@                                                                                       9.69%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                              $13,830
  Ratio of expenses to average daily net assets:
    Before expense waiver                                                                           1.34%*
    After expense waiver#                                                                           1.16%*
  Net investment income to average daily net assets                                                 0.04%*
  Portfolio turnover rate                                                                             50%**

*    ANNUALIZED

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED

***  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.

**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.

+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001.


The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

NOTE TO SHAREHOLDERS:

Effective December 3, 2001, Wellington Management Company, LLP replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund's sub-advisers. Waddell & Reed Asset Management Company remains the Fund's other sub-adviser. The commentary about the Fund's performance during the period primarily reflects the views of Waddell & Reed Asset Management Company.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Russell
   2000 Index)
-  utilize a growth-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
   -offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned -12.71%, trailing the 2.49% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. The Fund also lagged the -9.23% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT WAS THE REASON FOR THE CHANGE IN SUB-ADVISERS?

We were concerned about a deterioration in J.P. Morgan's investment performance following the departure of the company's lead portfolio manager for the Fund. In addition, we had continued concerns about the merger with Chase Manhattan and the resulting turnover of senior investment professionals. After a comprehensive search, we selected Wellington Management as a new sub-adviser because of its strong investment results in a variety of market conditions, its length of experience, and its ability to attract top-ranked professionals. In addition, we judged that Wellington Management would provide the best complement to the Fund's other sub-adviser, Waddell & Reed Asset Management Company.

WHAT IS WELLINGTON MANAGEMENT'S APPROACH TO THE SMALL-CAP GROWTH MARKET?

Wellington Management begins with a universe of approximately 6,000 companies with market capitalizations of $2 billion or less. Using analysts' reviews and specific industry criteria, the group is narrowed to roughly 500 candidates. Detailed company analysis and extensive visits with management are then used to generate a list of the 70 to 100 companies across a range of sectors that Wellington Management believes to have the best investment potential.

Some characteristics that Wellington Management finds particularly appealing include strong and experienced management teams, industry leadership positions, significant insider ownership, high emphasis on core businesses, expected returns of 100%+ over a three-year time horizon, fully funded business plans, and the likelihood of benefiting from favorable supply/demand trends.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD?

Although small-cap stocks enjoyed another year of outperformance compared with large- and mid-cap shares, the growth sector struggled again in 2001. Despite 11 cuts in short-term interest rates by the Federal Reserve Board, a persistently weak economy, slumping corporate earnings, and valuations that remained relatively rich even after the market's correction in 2000 combined to drive most growth stocks sharply lower. Investors continued to punish the shares of companies that could offer little earnings visibility while searching out companies with stable earnings growth.

The worst losses occurred in the first and third quarters, while the second and fourth quarters saw growth stocks rally in response to the Fed's rate-cutting. Nevertheless, the market's advancing periods only partially offset the steep losses incurred during the declining phases.

Versus the Russell 2000 Index, the Fund was hurt by its greater emphasis on technology and health care, two of the worst-performing sectors for the year. The Fund's concentration in those two sectors, however, was close to that of the Russell 2000 Growth Index, which consisted of almost 50% technology and health care companies at the end of the period. On the other hand, the Fund was helped by its relatively large cash position, as well as our decision to aggressively pare back exposure to younger companies with strong potential but little to show in the way of actual profits. Some of the stocks that we reduced or eliminated were Rambus, Pinnacle Systems, Aclara Biosciences, Western Wireless, Niku, RCN, and Avanex. All of these stocks detracted from performance but would have inflicted even more damage had we maintained our positions in them throughout the period.

Some holdings that aided performance during the period were American Italian Pasta, O'Reilly Automotive, ITT Educational Services, Maximus, and Financial Federal. During the fourth quarter, many of our technology holdings advanced sharply, including Genesis Microchip, Cabot Microelectronics, Affymetrix, Cree, and Lam Research.

WHAT IS YOUR OUTLOOK?

The pull of positive and negative forces was apparent during 2001, as investors seesawed back and fourth between optimism over lower interest rates and pessimism about corporate earnings and the economy. While we think that 2002 could well be an improvement over 2001, we do not see a return any time soon to the kind of unfettered bull markets we saw in the late 1990s. Stock selection should be extremely important going forward, and we think investors will continue to favor companies with the combination of solid growth prospects and the ability to generate reasonably strong current earnings and cash flow.

                                        MML SMALL CAP GROWTH EQUITY FUND
                                          LARGEST STOCK HOLDINGS (12/31/01)

                                     Digital Insight Corp.
                                     MSC Industrial Direct Co. Cl. A
                                     American Italian Pasta Co. Cl. A
                                     Acxiom Corp.
                                     Gentex Corp.
                                     Getty Images, Inc.
                                     Newfield Exploration Co.
                                     Affymetrix, Inc.
                                     O'Reilly Automotive, Inc.
                                     Financial Federal Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                      SINCE INCEPTION
                                  ONE YEAR                            AVERAGE ANNUAL
                              1/1/01 - 12/31/01                      5/3/99 - 12/31/01
  MML Small Cap
  Growth Equity Fund             -12.71%                                   8.58%
---------------------------------------------------------------------------------------
  Russell 2000 Index               2.49%                                   6.05%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                MML SMALL CAP GROWTH EQUITY FUND        RUSSELL 2000 INDEX
  5/3/1999                 $10,000                          $10,000
      6/99                 $10,930                          $10,605
     12/99                 $16,568                          $11,767
      6/00                 $17,409                          $12,124
     12/00                 $14,270                          $11,411
      6/01                 $13,661                          $12,193
     12/01                 $12,456                          $11,695

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

  MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS
  DECEMBER 31, 2001

                                                 NUMBER OF                 MARKET
                                                   SHARES                  VALUE
EQUITIES -- 90.9%

ADVERTISING -- 3.1%
Catalina Marketing Corp.*                          18,500              $     641,950
Getty Images, Inc.*                                37,400                    859,452
                                                                       -------------
                                                                           1,501,402
                                                                       -------------
APPAREL, TEXTILES & SHOES -- 1.5%
AnnTaylor Stores Corp.*                             8,300                    290,500
Pacific Sunwear of
   California*                                     14,000                    285,880
Vans, Inc.*                                        11,955                    152,307
                                                                       -------------
                                                                             728,687
                                                                       -------------
AUTOMOTIVE & PARTS -- 1.0%
BorgWarner, Inc.                                    3,700                    193,325
Navistar International Corp.                        2,400                     94,800
Visteon Corp.                                      12,100                    181,984
                                                                       -------------
                                                                             470,109
                                                                       -------------
BANKING, SAVINGS & LOANS -- 1.7%
Financial Federal Corp.*                           26,000                    812,500
                                                                       -------------
BROADCASTING, PUBLISHING & PRINTING -- 2.7%
Emmis
   Communications Corp.*                           12,900                    304,956
McClatchy Newspapers, Inc.                          3,700                    173,900
Pegasus
   Communications Corp.*                           15,800                    164,478
Playboy Enterprises,
   Inc. Cl. B*                                     17,900                    302,331
Radio One, Inc. Cl. D*                              7,900                    142,279
Sinclair Broadcast Group,
   Inc. Cl. A*                                     23,000                    217,580
                                                                       -------------
                                                                           1,305,524
                                                                       -------------
BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Granite Construction, Inc.                          6,100                    146,888
                                                                       -------------
CHEMICALS -- 2.4%
Cabot
   Microelectronics Corp.*                          7,400                    586,450
Cytec Industries, Inc.*                             7,925                    213,975
IMC Global, Inc.                                   14,400                    187,200
Minerals Technologies, Inc.                         4,500                    209,880
                                                                       -------------
                                                                           1,197,505
                                                                       -------------
COMMERCIAL SERVICES -- 8.4%
Affymetrix, Inc.*                                  21,892                    826,423
Edison Schools, Inc.*                              12,200                    239,730
Gene Logic, Inc.*                                  34,800                    655,632
ITT Educational
   Services, Inc.*                                 19,300              $     711,591
Maximus, Inc.*                                     18,700                    786,522
MemberWorks, Inc.*                                 18,500                    259,185
PerkinElmer, Inc.                                  14,278                    500,016
TeleTech Holdings, Inc.*                            8,800                    126,104
                                                                       -------------
                                                                           4,105,203
                                                                       -------------
COMMUNICATIONS -- 4.2%
Advanced Fibre
   Communications, Inc.*                           34,800                    614,916
Allegiance Telecom, Inc.*                          21,000                    174,090
American Tower
   Corp. Cl. A*                                     8,700                     82,389
Corvis Corp.*                                      57,115                    184,481
Openwave Systems, Inc.*                            15,600                    152,724
Sycamore Networks, Inc.*                           24,700                    132,392
Tekelec*                                           30,300                    548,733
Tellium, Inc.*                                     26,600                    165,718
                                                                        ------------
                                                                           2,055,443
                                                                        ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 4.2%
3Com Corp.*                                        44,000                    280,720
Adaptec, Inc.*                                     12,300                    178,350
Digital Insight Corp.*                             48,700                  1,088,932
Eclipsys Corp.*                                    11,355                    190,196
Enterasys Networks, Inc.*                          20,875                    184,744
FileNET Corp.*                                      5,900                    119,711
                                                                        ------------
                                                                           2,042,653
                                                                        ------------
COMPUTER RELATED SERVICES -- 3.0%
Acxiom Corp.*                                      54,400                    950,368
Checkfree Corp.*                                   19,100                    343,800
Ingram Micro, Inc. Cl. A*                          10,300                    178,396
                                                                        ------------
                                                                           1,472,564
                                                                        ------------
COMPUTERS & INFORMATION -- 1.4%
Maxtor Corp.*                                      56,100                    355,674
Palm, Inc.*                                        42,300                    164,124
Western Digital Corp.*                             28,100                    176,187
                                                                        ------------
                                                                             695,985
                                                                        ------------
DATA PROCESSING & PREPARATION -- 2.0%
The BISYS Group, Inc.*                              1,800                    115,182
Factset Research Systems, Inc.                     15,000                    524,250
Probusiness Services, Inc.*                        12,000                    225,600
The TriZetto Group, Inc.*                           9,600                    125,952
                                                                        ------------
                                                                             990,984
                                                                        ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.9%
Actel Corp.*                                        6,800                    135,388
August Technology Corp.*                           13,085                    144,458
Credence Systems Corp.*                            14,400              $     267,408
Cree, Inc.*                                        23,800                    701,148
DSP Group, Inc.*                                    5,000                    116,300
Fairchild Semiconductor
   International, Inc. Cl. A*                       4,900                    138,180
Genesis Microchip, Inc.*                            7,500                    495,900
Gentex Corp.*                                      35,000                    935,550
Oak Technology, Inc.*                               9,500                    130,625
Planar Systems, Inc.*                               6,700                    141,370
Plexus Corp.*                                       2,875                     76,360
Triquint
   Semiconductor, Inc.*                            32,200                    394,772
Visx, Inc.*                                        53,400                    707,550
                                                                        ------------
                                                                           4,385,009
                                                                        ------------
ENERGY -- 4.2%
Global Industries Limited*                         52,200                    464,580
Grey Wolf, Inc.*                                   61,700                    183,249
Helmerich & Payne, Inc.                             6,000                    200,280
Newfield Exploration Co.*                          23,800                    845,138
Sunoco, Inc.                                        4,600                    171,764
TETRA Technologies, Inc.*                          10,300                    215,785
                                                                        ------------
                                                                           2,080,796
                                                                        ------------
ENTERTAINMENT & LEISURE -- 2.5%
AMC Entertainment, Inc.*                           12,000                    144,000
Blockbuster, Inc. Cl. A                             4,600                    115,920
Callaway Golf Co.                                  19,500                    373,425
Churchill Downs, Inc.                               3,200                    118,304
Hollywood Media Corp.*                             38,700                    255,033
Six Flags, Inc.*                                   14,175                    218,011
                                                                        ------------
                                                                           1,224,693
                                                                        ------------
FINANCIAL SERVICES -- 3.1%
AMB Property Corp.                                  3,100                     80,600
America First Mortgage
   Investments, Inc.                               21,200                    185,500
E*TRADE Group, Inc.*                               29,200                    299,300
Investment Technology
   Group, Inc.*                                     9,150                    357,491
Medallion Financial Corp.                          36,600                    289,140
Van der Moolen Holding
   NV ADR*                                         11,000                    322,300
                                                                        ------------
                                                                           1,534,331
                                                                        ------------
FOODS -- 2.7%
American Italian
   Pasta Co. Cl. A*                                23,400                    983,502
Hain Celestial Group, Inc.*                         6,900                    189,474
Pathmark Stores, Inc.*                              6,900                    170,154
                                                                        ------------
                                                                           1,343,130
                                                                        ------------

   The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF               MARKET
                                                    SHARES                 VALUE
FOREST PRODUCTS & PAPER -- 0.4%
Bowater, Inc.                                       4,200               $    200,340
                                                                        ------------
HEALTHCARE -- 5.2%
Allscripts Healthcare
   Solutions, Inc.*                                24,700                     80,028
AmSurg Corp.*                                      12,700                    345,186
Apria Healthcare
   Group, Inc.*                                    25,000                    624,750
Caremark Rx, Inc.*                                 22,900                    373,499
Coventry Health Care, Inc.*                         8,400                    167,580
Humana, Inc.*                                       9,400                    110,826
Kindred Healthcare, Inc.*                           2,100                    109,200
Lifepoint Hospitals, Inc.*                          5,500                    187,220
Matria Healthcare, Inc.*                            5,200                    180,076
Triad Hospitals, Inc.*                             12,100                    355,135
                                                                        ------------
                                                                           2,533,500
                                                                        ------------
HOME CONSTRUCTION, FURNISHINGS &
APPLIANCES -- 0.4%
Furniture Brands
   International, Inc.*                             6,225                    199,325
                                                                        ------------
INSURANCE -- 0.7%
Annuity and Life Re
   (Holdings) Limited*                              4,800                    120,528
Gallagher (Arthur J.) & Co.                         5,800                    200,042
                                                                        ------------
                                                                             320,570
                                                                        ------------
INTERNET SOFTWARE -- 0.3%
Vignette Corp.*                                    31,100                    167,007
                                                                        ------------
LODGING -- 0.5%
Intrawest Corp.                                    12,900                    225,750
                                                                        ------------
MACHINERY & COMPONENTS -- 0.6%
Agco Corp.                                         17,700                    279,306
                                                                        ------------
MANUFACTURING -- 2.2%
AptarGroup, Inc.                                   16,800                    588,504
Lam Research Corp.*                                21,600                    501,552
                                                                        ------------
                                                                           1,090,056
                                                                        ------------
MEDICAL SUPPLIES -- 2.5%
Aclara BioSciences, Inc.*                          33,300                    168,831
Biosite Diagnostics, Inc.*                          8,600                    157,982
Cambrex Corp.                                       5,500                    239,800
Sequenom, Inc.*                                     9,300                     99,231
Urologix, Inc.*                                    20,400                    409,020
Varian Medical
   Systems, Inc.*                                   1,900                    135,394
                                                                        ------------
                                                                           1,210,258
                                                                        ------------
METALS & MINING -- 0.3%
Precision Castparts Corp.                           5,200               $    146,900
                                                                        ------------
PHARMACEUTICALS -- 0.5%
Pharmacyclics, Inc.*                                3,200                     31,808
Sangstat Medical Corp.*                             9,700                    190,508
Serologicals Corp.*                                 1,800                     38,700
                                                                        ------------
                                                                             261,016
                                                                        ------------
PREPACKAGED SOFTWARE -- 8.4%
Cerner Corp.*                                      11,700                    584,181
Citrix Systems, Inc.*                              17,000                    385,220
Dendrite
   International, Inc.*                            42,200                    592,066
EPIQ Systems, Inc.*                                 3,150                     60,953
Hyperion Solutions Corp.*                           6,200                    123,132
LogicVision, Inc.*                                 30,000                    382,500
OTG Software, Inc.*                                31,800                    318,000
Peregrine Systems, Inc.*                           11,745                    174,178
Rational Software Corp.*                            5,900                    115,050
Sanchez Computer
   Associates, Inc.*                                4,600                     39,330
Take-Two Interactive
   Software, Inc.*                                 26,200                    423,654
Transaction Systems
   Architects, Inc. Cl. A*                         52,000                    637,520
Tripos, Inc.*                                       5,800                    110,780
Verity, Inc.*                                       8,800                    178,200
                                                                        ------------
                                                                           4,124,764
                                                                        ------------
REAL ESTATE -- 0.6%
Getty Realty Corp.                                  4,700                     88,595
Host Marriott Corp.                                24,000                    216,000
                                                                        ------------
                                                                             304,595
                                                                        ------------
RESTAURANTS -- 0.5%
P.F. Chang's China Bistro,
   Inc.*                                              800                     37,840
RARE Hospitality
   International, Inc.*                             9,200                    207,368
                                                                        ------------
                                                                             245,208
                                                                        ------------
RETAIL -- 7.1%
Borders Group, Inc.*                               29,500                    585,280
Circuit City Stores-Circuit
   City Group                                       7,100                    184,245
Foot Locker, Inc.*                                 14,100                    220,665
Galyans Trading Co., Inc.*                         20,163                    287,121
MSC Industrial Direct
   Co. Cl. A*                                      53,500                  1,056,625
O'Reilly Automotive, Inc.*                         22,500                    820,575
Pier 1 Imports, Inc.                               18,500                    320,790
                                                                        ------------
                                                                           3,475,301
                                                                        ------------
TELEPHONE UTILITIES -- 0.9%
Western Wireless
   Corp. Cl. A*                                    14,800               $    418,100
                                                                        ------------
TRANSPORTATION -- 2.5%
CNF, Inc.                                           5,600                    187,880
EGL, Inc.*                                         15,500                    216,225
Kansas City Southern
   Industries, Inc.*                               34,200                    483,246
Swift Transportation
   Co., Inc.*                                      15,000                    322,650
                                                                        ------------
                                                                           1,210,001
                                                                        ------------
TOTAL EQUITIES
(COST $43,011,456)                                                        44,505,403
                                                                        ============

                                                PRINCIPAL
                                                 AMOUNT
                                                ---------
SHORT-TERM INVESTMENTS -- 31.1%
CASH EQUIVALENTS -- 21.5%**
Bank of Montreal Eurodollar
   Time Deposit
   1.500% 01/02/2002                            $ 693,239                    693,239
Bayerische Hypo-und
   Vereinsbank Eurodollar
   Time Deposit
   1.810% 03/18/2002                              247,586                    247,586
BNP Paribas Eurodollar
   Time Deposit
   1.960% 01/02/2002                              990,342                    990,342
Credit Agricole Bank
   Eurodollar Time
   Deposit
   1.700% 01/07/2002                              921,018                    921,018
Den Danske Bank
   Eurodollar Time
   Deposit
   1.560% 01/02/2002                              544,688                    544,688
First Union II Bank
   Note
   1.680% 03/12/2002                              811,425                    811,425
Fleet National Bank
   Note
   1.950% 04/30/2002                              742,230                    742,230
GMAC Bank Note
   1.790% 03/08/2002                              560,513                    560,513
Goldman Sachs Bank
   Note
   1.680% -- 02/05/2002                         1,197,317                  1,197,317
Goldman Sachs MTN
   Bank Note
   2.010% 03/21/2002                              873,777                    873,777

      The accompanying notes are an integral part of the financial statements.

                                                 PRINCIPAL                 MARKET
                                                  AMOUNT                   VALUE
Merrill Lynch Bank
   Note
   1.620% 04/05/2002                            $ 445,654              $     445,654
Merrill Lynch Bank
   Note
   1.640% 11/26/2002                              198,068                    198,068
Merrimac Money
   Market Fund                                  1,542,556                  1,542,556
Morgan Stanley Dean
   Witter & Co.
   1.610% 05/09/2002                              148,552                    148,552
Toronto Dominion
   Eurodollar Time
   Deposit
   2.040% 01/22/2002                              495,171                    495,171
US Bank
   1.590% 11/06/2002                              148,553                    148,553
                                                                        ------------
                                                                          10,560,689
                                                                        ------------
REPURCHASE AGREEMENT -- 9.6%
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                            4,693,061                  4,693,061
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                       15,253,750
                                                                        ============
TOTAL INVESTMENTS -- 122.0%
(COST $58,265,206)***                                                     59,759,153
OTHER ASSETS/(LIABILITIES)  (22.0%)                                      (10,776,402)
                                                                        ============
NET ASSETS -- 100.0%                                                     $48,982,751
                                                                        ============

NOTES TO PORTFOLIO OF INVESTMENTS

ADR  - American Depository Receipt.
*    Non-income producing security.
**   Represents investment of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,693,427. Collateralized by U.S. Government Agency obligation with a rate of 4.478%, maturity date of 08/15/2008, and aggregate market value, including accrued interest, of $4,929,330.

The remainder of this page is intentionally left blank.

       The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $43,011,456) (NOTE 2)                                                            $44,505,403
        Short-term investments, at amortized cost (NOTE 2)                                                            15,253,750
                                                                                                                     -----------
            Total Investments (including securities on loan with market values of $10,176,181)                        59,759,153
        Receivables from:
            Investments sold                                                                                             116,028
            Fund shares sold                                                                                              43,202
            Interest and dividends                                                                                        17,560
                                                                                                                     -----------
                 Total assets                                                                                         59,935,943
                                                                                                                     -----------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                        253,862
            Fund shares repurchased                                                                                       74,698
            Securities on loan (NOTE 2)                                                                               10,560,689
            Directors' fees and expenses (NOTE 3)                                                                          2,994
            Affiliates (NOTE 3):
                 Investment management fees                                                                               43,556
        Accrued expense and other liabilities                                                                             17,393
                                                                                                                     -----------
                 Total liabilities                                                                                    10,953,192
                                                                                                                     -----------
        NET ASSETS                                                                                                   $48,982,751
                                                                                                                     ===========

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $61,601,210
        Accumulated net investment loss                                                                                   (2,576)
        Accumulated net realized loss on investments                                                                 (14,109,830)
        Net unrealized appreciation on investments                                                                     1,493,947
                                                                                                                     -----------
                                                                                                                     $48,982,751
                                                                                                                     ===========

SHARES OUTSTANDING:                                                                                                    4,622,631
                                                                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $     10.60
                                                                                                                     ===========

        The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $48)                                                                 $     90,587
        Interest (including securities lending income of $31,728)                                                      300,099
                                                                                                                  ------------
                 Total investment income                                                                               390,686
                                                                                                                  ------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            608,745
        Custody fees                                                                                                    28,781
        Audit and legal fees                                                                                             6,722
        Shareholder reporting fees                                                                                       5,473
        Directors' fees (NOTE 3)                                                                                         2,180
                                                                                                                  ------------
                 Total expenses                                                                                        651,901
                                                                                                                  ------------
                 NET INVESTMENT LOSS                                                                                  (261,215)
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                               (13,733,565)
        Net change in unrealized appreciation (depreciation) on investments                                          5,576,555
                                                                                                                  ------------
                 NET REALIZED AND UNREALIZED LOSS                                                                   (8,157,010)
                                                                                                                  ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $ (8,418,225)
                                                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                 $ (261,215)           $  (28,308)
        Net realized gain (loss) on investment transactions                                (13,733,565)            6,213,175
        Net change in unrealized appreciation (depreciation) on investments                  5,576,555           (18,224,425)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (8,418,225)          (12,039,558)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net realized gains                                                               (223,215)           (9,311,303)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                       (12,755,656)           43,854,076
                                                                                          ------------          ------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (21,397,096)           22,503,215
NET ASSETS:
        Beginning of year                                                                   70,379,847            47,876,632
                                                                                          ------------          ------------
        End of year (including accumulated net investment loss of $2,576 and
           $2,183, respectively)                                                          $ 48,982,751          $ 70,379,847
                                                                                          ============          ============

        The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                               12/31/01         12/31/00          12/31/99+
                                                                             ------------     -------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $  12.20         $  16.15          $  10.00
                                                                                --------         --------          --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                              (0.06)           (0.01)***         (0.01)
  Net realized and unrealized gain (loss) on investments                           (1.49)           (2.09)             6.58
                                                                                --------         --------          --------
       Total income (loss) from investment operations                              (1.55)           (2.10)             6.57
                                                                                --------         --------          --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                                          (0.05)           (1.85)            (0.42)
                                                                                --------         --------          --------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.60         $  12.20          $  16.15
                                                                                ========         ========          ========
TOTAL RETURN@                                                                   (12.71)%         (13.87)%            65.68%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                             $ 48,983         $ 70,380          $ 47,877
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                         1.15%            1.25%             0.96%**
     After expense waiver#                                                         1.15%            1.18%             0.79%**
  Net investment loss to average daily net assets                                (0.46)%          (0.04)%           (0.07)%**
  Portfolio turnover rate                                                           104%              95%               75%**

**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001.

        The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EMERGING GROWTH
FUND?

The objectives and policies of the Fund are to:
-   achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-   utilize a growth-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
    -offer above-average levels of profitability or superior growth potential


HOW DID THE FUND PERFORM DURING 2001?

The difficult environment for emerging growth stocks continued through the second half of the year. For the 12 months ending December 31, 2001, the Fund's shares returned -16.33%, compared with 2.49% for the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -9.23%.


WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Our aggressive growth style was out of favor with investors for much of the year. Given that our investment universe is limited to the smallest and most speculative small-capitalization stocks, we were not surprised--though certainly not pleased--that the Fund underperformed the Russell indices to the degree that it did. Indeed, wide equity swings are the norm in our part of the market. What we hope to do is to stay fairly close to the Russell 2000 Growth Index in weak market environments and then to outperform it in more favorable environments, as we did in the fourth quarter. Over complete market cycles, our goal is to beat the Russell 2000 Growth Index.

The first half of the period saw the Fund post a negative return due to a weak economy and disappointing corporate earnings. The Federal Reserve Board responded to the situation by lowering short-term interest rates seven times by the end of August, and we began to see some indications in technology inventories and order patterns that the worst might be behind us. Of course, September 11 changed everything, and the Fund went on to post a third-quarter decline of 30.53%. The Russell 2000 Index, a blend of growth and value stocks, gave up 20.79%, while the Russell 2000 Growth Index lost 28.05%, its sharpest quarterly decline since the fourth quarter of 1987. Throughout the year, whenever market conditions deteriorated, investors sought out stocks in the value sector, thereby cushioning declines in the Russell 2000 Index.

In the fourth quarter, the markets reversed course and rallied strongly. The plunge after September 11 had brought the share prices of many fine companies down to attractive levels, and we were aggressive buyers, raising the Fund's technology allocation to more than 30%. Meanwhile, the Fed continued to aggressively reduce interest rates, implementing four cuts in the final four months of the year. Investors began to look ahead to the possibility of an economic recovery in 2002 and piled back into growth stocks. The Fund posted a gain of 30.36% in the fourth quarter, offsetting most but not all of the losses from the previous quarter. By comparison, the Russell 2000 Growth Index added 26.16% and the Russell 2000 Index rebounded 21.09%.


WHICH STOCKS PLAYED A SIGNIFICANT ROLE IN THE FUND'S FOURTH QUARTER PERFORMANCE?

Our technology exposure encompassed a broad range of industries that contributed significantly to performance for the quarter, including hardware, software, and networking. Power Integrations, which designs and manufactures integrated circuits for power management applications, was one holding worthy of mention. The company sells into a number of large end-markets and gained market share against its competitors even in a period of weak overall demand. We also favored the data storage industry because we believe that spending on storage will be a high priority once the economy begins to recover and information technology spending accelerates. McData, a maker of networking switching equipment for data storage applications, was a key holding for the Fund. Although the company experienced weak earnings in the past several quarters, revenue growth remained strong.

Software stocks were somewhat disappointing for the period as a whole, but we continued to like Agile Software, Business Objects, NetIQ, and Embarcadero Technologies, all of which performed well in the fourth quarter.

Many of our holdings in health care reversed the pattern evident in technology, helping performance in the weak third quarter but detracting in the final quarter, as investors rotated funds back to the technology sector. Hospital stocks Province Healthcare and Lifepoint Hospitals fell into this category. Likewise, our investments in generic drug makers Barr Laboratories and Taro Pharmaceuticals treaded water in the fourth quarter after benefiting the Fund in the third quarter.


WHAT IS YOUR OUTLOOK?

After two years of sharply declining share prices, we would not be surprised if the Fund's investors felt discouraged. However, the correction has brought the prices of many emerging growth stocks back to pre-1999 levels. Moreover, we continue to see many promising opportunities in the Internet, wireless communications, and biotechnology industries, to name a few. This combination of solid growth potential and attractive valuations looks more favorable to us than it has for quite a while.


MML EMERGING GROWTH FUND
LARGEST STOCK HOLDINGS (12/31/01)

Sunrise Assisted Living, Inc.
Overture Services, Inc.
InterCept Group, Inc.
Microtune, Inc.
Hispanic Broadcasting Corp.
Agile Software Corp.
O2Micro International Limited
NetIQ Corp.
Too, Inc.
Thoratec Laboratories Corp.


GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                   SINCE INCEPTION
                               ONE YEAR            AVERAGE ANNUAL
                           1/1/01 - 12/31/01     5/1/00 - 12/31/01
MML Emerging
Growth Fund                    -16.33%                 -25.20%

Russell 2000 Index               2.49%                 -0.75%


GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                       MML EMERGING GROWTH FUND    RUSSELL 2000 INDEX
5/1/2000                       $10,000                  $10,000
    6/00                       $10,930                  $10,238
   12/00                        $7,350                   $9,636
    6/01                        $6,820                  $10,297
   12/01                        $6,150                   $9,876


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS


DECEMBER 31, 2001

                                                NUMBER OF                     MARKET
                                                 SHARES                        VALUE
                                                ---------                     ------
EQUITIES -- 97.9%

AIR TRANSPORTATION -- 1.9%
Atlantic Coast Airlines
   Holdings, Inc.*                                  3,300                $    76,857
Atlas Air Worldwide
   Holdings, Inc.*                                  3,400                     49,810
Forward Air Corp.*                                  3,100                    105,152
                                                                         -----------
                                                                             231,819
                                                                         -----------

APPAREL, TEXTILES & SHOES -- 4.8%
The Buckle, Inc.*                                   5,100                    113,730
Chico's FAS, Inc.*                                  1,850                     73,445
Coach, Inc.*                                        3,300                    128,634
Global Sports, Inc.*                                3,600                     71,820
Too, Inc.*                                          7,050                    193,875
                                                                         -----------
                                                                             581,504
                                                                         -----------

BANKING, SAVINGS & LOANS -- 0.8%
Financial Federal Corp.*                            3,200                    100,000
                                                                         -----------

BROADCASTING, PUBLISHING & PRINTING -- 4.5%
Alloy, Inc.*                                        4,750                    102,267
Cox Radio, Inc. Cl. A*                              4,650                    118,482
Entercom
   Communications Corp.*                            1,800                     90,000
Hispanic
   Broadcasting Corp.*                              8,400                    214,200
TiVo, Inc.*                                         3,500                     22,925
                                                                         -----------
                                                                             547,874
                                                                         -----------

COMMERCIAL SERVICES -- 7.1%
AMN Healthcare
   Services, Inc.*                                  1,500                     41,100
Coinstar, Inc.*                                     5,200                    130,000
Exact Sciences Corp.*                              11,550                    118,503
FreeMarkets, Inc.*                                  2,900                     69,513
Global Payments, Inc.                               1,350                     46,440
MIM Corp.*                                          2,100                     37,380
Overture Services, Inc.*                           10,100                    357,843
PDI, Inc.*                                          1,050                     23,436
Pharmaceutical Product
   Development, Inc.*                               1,400                     45,234
                                                                         -----------
                                                                             869,449
                                                                         -----------

COMMUNICATIONS -- 6.4%
Allegiance Telecom, Inc.*                           4,900                     40,621
Centillium
   Communications, Inc.*                            5,900                     46,374
Concord
   Communications, Inc.*                            1,600                     33,040
DMC Stratex
   Networks, Inc.*                                 17,550                $   136,539
McDATA Corp. Cl. B*                                 5,200                    130,572
Metawave
   Communications Corp.*                           23,350                     72,852
Metro One
   Telecommunications, Inc.*                        2,550                     77,137
Powerwave
   Technologies, Inc.*                              7,550                    130,464
Research In Motion
   Limited*                                         4,450                    105,554
Universal Access Global
   Holdings, Inc.*                                  1,400                      6,566
                                                                         -----------
                                                                             779,719
                                                                         -----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Tier Technologies,
   Inc. Cl. B*                                        750                     16,170
Vastera, Inc.*                                      1,400                     23,254
                                                                         -----------
                                                                              39,424
                                                                         -----------

COMPUTER PROGRAMMING SERVICES -- 2.7%
Business Objects SA
   Sponsored ADR*                                   2,400                     81,120
Entrust, Inc.*                                      4,800                     48,912
Macromedia, Inc.*                                   2,200                     39,160
Numerical
   Technologies, Inc.*                              2,100                     73,920
Simplex Solutions, Inc.*                            1,100                     18,700
Stellent, Inc.*                                     2,350                     69,466
                                                                         -----------
                                                                             331,278
                                                                         -----------

COMPUTER RELATED SERVICES -- 0.6%
CNET Networks, Inc.*                                7,950                     71,311
                                                                         -----------

COMPUTERS & INFORMATION -- 1.1%
Emulex Corp.*                                       1,100                     43,461
Lantronix, Inc.*                                    5,600                     35,392
M-Systems Flash Disk
   Pioneers Limited*                                5,050                     59,034
                                                                         -----------
                                                                             137,887
                                                                         -----------

DATA PROCESSING & PREPARATION -- 2.2%
InterCept Group, Inc.*                              6,450                    263,805
                                                                         -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 20.8%
Aeroflex, Inc.*                                     3,400                     64,362
Anaren Microwave, Inc.*                             4,650                     80,538
AXT, Inc.*                                          2,800                     40,405
Elantec
   Semiconductor, Inc.*                             1,000                $    38,400
ESS Technology, Inc.*                               2,600                     55,276
Genesis Microchip, Inc.*                            1,400                     92,568
Integrated Circuit
   Systems, Inc.*                                   2,200                     49,698
Intersil Corp. Cl. A*                               1,700                     54,825
Ixia*                                               3,400                     43,690
Kopin Corp.*                                        6,250                     87,500
Marvell Technology
   Group Limited*                                   4,150                    148,653
Merix Corp.*                                        4,200                     72,450
Microsemi Corp.*                                    2,700                     80,190
Microtune, Inc.*                                   10,150                    238,119
Monolithic System
   Technology, Inc.*                                5,300                    109,180
Multilink
   Technology Corp.*                                4,400                     28,512
O2Micro International
   Limited*                                         8,300                    199,615
Photon Dynamics, Inc.*                              4,200                    191,730
Pixelworks, Inc.*                                   4,300                     69,058
PLX Technology, Inc.*                               9,550                    120,425
Power Integrations, Inc.*                           6,750                    154,170
Power-One, Inc.*                                    2,100                     21,861
Silicon Laboratories, Inc.*                         5,400                    182,034
Sipex Corp.*                                        5,200                     66,820
Sirenza Microdevices, Inc.*                         4,750                     28,927
Transmeta Corp.*                                    5,700                     13,053
Transwitch Corp.*                                  11,300                     50,850
Virage Logic Corp.*                                 2,000                     38,460
Xicor, Inc.*                                       10,400                    115,440
                                                                         -----------
                                                                           2,536,809
                                                                         -----------

FINANCIAL SERVICES -- 3.1%
BlackRock, Inc.*                                      700                     29,190
Boston Private Financial
   Holdings, Inc.                                   1,100                     24,277
Instinet Group, Inc.*                               7,500                     75,375
Investment Technology
   Group, Inc.*                                     3,100                    121,117
Waddell & Reed Financial,
   Inc. Cl. A                                       4,000                    128,800
                                                                         -----------
                                                                             378,759
                                                                         -----------

FOREST PRODUCTS & PAPER -- 1.2%
School Specialty, Inc.*                             6,600                    151,008
                                                                         -----------

HEALTHCARE -- 9.4%
Ameripath, Inc.*                                    3,550                    113,635
AmSurg Corp.*                                       1,900                     51,642


    The accompanying notes are an integral part of the financial statements.

                                                NUMBER OF                     MARKET
                                                 SHARES                        VALUE
                                                ---------                     ------
Covance, Inc.*                                      5,500                $   124,850
Dianon Systems, Inc.*                               2,309                    140,387
Lifepoint Hospitals, Inc.*                          2,700                     91,908
Sunrise Assisted
   Living, Inc.*                                   12,450                    362,419
Syncor International Corp.*                         1,400                     40,096
U.S. Physical Therapy, Inc.*                        3,900                     63,024
Unilab Corp.*                                       3,950                     99,145
United Surgical Partners
   International, Inc.*                             3,000                     63,450
                                                                         -----------
                                                                           1,150,556
                                                                         -----------

INFORMATION RETRIEVAL SERVICES -- 1.7%
Agile Software Corp.*                              12,050                    207,501
                                                                         -----------

INTERNET SOFTWARE -- 1.9%
Chordiant Software, Inc.*                           6,800                     53,788
MatrixOne, Inc.*                                    7,300                     94,827
WebEx
   Communications, Inc.*                              900                     22,365
webMethods, Inc.*                                   3,300                     55,308
                                                                         -----------
                                                                             226,288
                                                                         -----------

LODGING -- 1.3%
Four Seasons Hotels, Inc.                           3,400                    158,984
                                                                         -----------

MEDICAL SUPPLIES -- 4.9%
Cholestech Corp.*                                   4,800                     95,088
Cytyc Corp.*                                        3,350                     87,435
Endocare, Inc.*                                     5,300                     95,029
LTX Corp.*                                          3,100                     64,914
Med-Design Corp.*                                   2,900                     57,130
Thoratec
   Laboratories Corp.*                             11,350                    192,950
                                                                         -----------
                                                                             592,546
                                                                         -----------

PHARMACEUTICALS -- 5.8%
aaiPharma, Inc.*                                    1,800                     45,288
Abgenix, Inc.*                                      3,350                    112,694
Axcan Pharma, Inc.*                                 4,000                     56,800
InterMune, Inc.*                                      900                     44,334
K-V Pharmaceutical
   Co. Cl. A*                                       1,300                     38,350
Medarex, Inc.*                                      4,750                     85,310
Medicis Pharmaceutical
   Corp. Cl. A*                                     1,400                     90,426
Protein Design Labs, Inc.*                          4,000                    131,720
Taro Pharmaceuticals
   Industries Limited*                              2,550                    101,873
                                                                         -----------
                                                                             706,795
                                                                         -----------

PREPACKAGED SOFTWARE -- 10.1%
Actuate Software Corp.*                            12,400                     65,348
J.D. Edwards & Co.*                                 4,300                     70,735
Embarcadero
   Technologies, Inc.*                              6,100                $   147,620
HPL Technologies, Inc.*                             5,250                     93,713
Informatica Corp.*                                  8,950                    129,865
Internet Security
   Systems, Inc.*                                   3,850                    123,431
Magma Design
   Automation, Inc.*                                  900                     27,252
Mercator Software, Inc.*                            7,900                     66,044
NetIQ Corp.*                                        5,550                    195,693
Precise Software
   Solutions Limited*                               4,200                     86,772
Quest Software, Inc.*                               6,350                    140,399
Seebeyond
   Technology Corp.*                                1,400                     13,580
SonicWALL, Inc.*                                    3,400                     66,096
                                                                         -----------
                                                                           1,226,548
                                                                         -----------

RESTAURANTS -- 1.5%
CKE Restaurants, Inc.*                              4,800                     43,440
P.F. Chang's China
   Bistro, Inc.*                                    2,850                    134,805
                                                                         -----------
                                                                             178,245
                                                                         -----------

RETAIL -- 0.6%
99 Cents Only Stores*                               1,800                     68,580
                                                                         -----------

RETAIL - INTERNET -- 1.8%
Expedia, Inc. Cl. A*                                4,050                    164,471
Travelocity.com, Inc.*                              2,100                     60,291
                                                                         -----------
                                                                             224,762
                                                                         -----------

TELEPHONE UTILITIES -- 1.4%
Novatel Wireless, Inc.*                             4,100                      5,002
Triton PCS Holdings,
   Inc. Cl. A*                                      1,950                     57,233
Ubiquitel, Inc.*                                    3,650                     27,193
West Corp.*                                         3,250                     81,055
                                                                         -----------
                                                                             170,483
                                                                         -----------

TOTAL EQUITIES
(COST $10,841,865)                                                        11,931,934
                                                                         -----------

                                                PRINCIPAL
                                                 AMOUNT
                                                ----------
SHORT-TERM INVESTMENTS -- 6.6%

REPURCHASE AGREEMENT
Investors Bank & Trust
   Company Repurchase
   Agreement, dated
   12/31/2001, 1.40%,
   due 01/02/2002(a)                             $797,175                $   797,175
                                                                         -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                          797,175
                                                                         -----------

TOTAL INVESTMENTS -- 104.5%
(COST $11,639,040)**                                                      12,729,109

OTHER ASSETS/(LIABILITIES) -- (4.5%)                                        (544,734)
                                                                         -----------

NET ASSETS -- 100.0%                                                     $12,184,375
                                                                         ===========

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR  - American Depository Receipt.
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $797,237. Collateralized by U.S. Government Agency obligation with a rate of 6.833%, maturity date of 10/01/2024, and aggregate market value, including accrued interest, of $837,199.


    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $10,841,865) (NOTE 2)                                                            $11,931,934
        Short-term investments, at amortized cost (NOTE 2)                                                               797,175
                                                                                                                     -----------
            Total Investments                                                                                         12,729,109
        Receivables from:
            Investments sold                                                                                              24,029
            Investment adviser (NOTE 3)                                                                                    7,203
            Fund shares sold                                                                                               4,142
            Interest and dividends                                                                                           125
            Foreign taxes withheld                                                                                            12
                                                                                                                     -----------
                 Total assets                                                                                         12,764,620
                                                                                                                     -----------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                        561,361
            Fund shares repurchased                                                                                          234
            Directors' fees and expenses (NOTE 3)                                                                          1,678
            Affiliates (NOTE 3):
                 Investment management fees                                                                               10,232
        Accrued expense and other liabilities                                                                              6,740
                                                                                                                     -----------
                 Total liabilities                                                                                       580,245
                                                                                                                     -----------
        NET ASSETS                                                                                                   $12,184,375
                                                                                                                     ===========

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $17,495,549
        Accumulated net investment loss                                                                                   (1,592)
        Accumulated net realized loss on investments                                                                  (6,399,651)
        Net unrealized appreciation on investments                                                                     1,090,069
                                                                                                                     -----------
                                                                                                                     $12,184,375
                                                                                                                     ===========

SHARES OUTSTANDING:                                                                                                    1,982,731
                                                                                                                     ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $      6.15
                                                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $41)                                                                    $    11,620
        Interest                                                                                                          25,731
                                                                                                                     -----------
                 Total investment income                                                                                  37,351
                                                                                                                     -----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                              110,810
        Custody fees                                                                                                      31,196
        Shareholder reporting fees                                                                                         1,281
        Audit and legal fees                                                                                               1,218
        Directors' fees (NOTE 3)                                                                                             403
                                                                                                                     -----------
                 Total expenses                                                                                          144,908
        Expenses waived (NOTE 3)                                                                                         (22,488)
                                                                                                                     -----------
                 Net expenses                                                                                            122,420
                                                                                                                     -----------
                 NET INVESTMENT LOSS                                                                                     (85,069)
                                                                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                                  (4,756,354)
        Net change in unrealized appreciation (depreciation) on investments                                            3,009,281
                                                                                                                     -----------
                 NET REALIZED AND UNREALIZED LOSS                                                                     (1,747,073)
                                                                                                                     -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $(1,832,142)
                                                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                        DECEMBER 31, 2001    DECEMBER 31, 2000*
                                                                                        -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                                $   (85,069)          $   (46,951)
        Net realized loss on investment transactions                                        (4,756,354)           (1,643,298)
        Net change in unrealized appreciation (depreciation) on investments                  3,009,281            (1,919,212)
                                                                                           -----------           -----------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (1,832,142)           (3,609,461)
                                                                                           -----------           -----------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         2,921,613            14,704,365
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                         1,089,471            11,094,904
NET ASSETS:
        Beginning of period                                                                 11,094,904                     -
                                                                                           -----------           -----------
        End of period (including accumulated net investment loss of $1,592 and
           $1,487, respectively)                                                           $12,184,375           $11,094,904
                                                                                           ===========           ===========


* FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.





    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                           YEAR ENDED           PERIOD ENDED
                                                                                             12/31/01             12/31/00+
                                                                                        -----------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $      7.34          $     10.00
                                                                                            -----------          -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                                             (0.04)               (0.04)***
  Net realized and unrealized loss on investments                                                 (1.15)               (2.62)
                                                                                            -----------          -----------
       Total loss from investment operations                                                      (1.19)               (2.66)
                                                                                            -----------          -----------
NET ASSET VALUE, END OF PERIOD                                                              $      6.15          $      7.34
                                                                                            ===========          ===========
TOTAL RETURN@                                                                                  (16.33)%             (26.50)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                         $    12,184          $    11,095
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                        1.37%                1.56%*
     After expense waiver#                                                                        1.16%                1.16%*
  Net investment loss to average daily net assets                                               (0.81)%              (0.63)%*
  Portfolio turnover rate                                                                          139%                 119%**

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH
     DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.




    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1.   THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are nine series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

Enhanced Index Core Equity Fund and Small Company Opportunities Fund commenced operations on May 1, 2001.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.


2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2001, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                                                 SECURITIES
                                                                  ON LOAN            COLLATERAL
                                                                 ----------          ----------
Equity Index Fund                                               $11,832,509          $12,399,755
Growth Equity Fund                                                4,034,624            4,174,372
Small Cap Value Equity Fund                                       3,407,124            3,537,352
Small Cap Growth Equity Fund                                     10,176,181           10,560,689


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2001, the following amounts were reclassified due to differences between book and tax accounting:

                                                                 ACCUMULATED
                                                                 NET REALIZED        UNDISTRIBUTED
                                              PAID-IN           GAIN (LOSS) ON      NET INVESTMENT
                                              CAPITAL             INVESTMENTS        INCOME (LOSS)
                                              -------           --------------      --------------
Large Cap Value Fund                        $      (554)            $   849           $     (295)
Equity Index Fund                                (4,244)                 (7)               4,251
Enhanced Index Core Equity Fund                    (301)                  -                  301
Growth Equity Fund                              (44,774)              4,549               40,225
OTC 100 Fund                                    (32,567)                  -               32,567
Small Cap Value Equity Fund                        (983)                510                  473
Small Cap Growth Equity Fund                   (260,819)                 (3)             260,822
Emerging Growth Fund                            (84,965)                  1               84,964

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Growth Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2001, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2001, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2001, is as follows:

                                                                      NOTIONAL       NET UNREALIZED
    NUMBER OF                                                         CONTRACT        APPRECIATION/
    CONTRACTS                   TYPE             EXPIRATION DATE        VALUE        (DEPRECIATION)
-----------------         ----------------      -----------------    -----------     --------------
EQUITY INDEX FUND
BUYS
27                          S&P 500 Index          03/15/2002         $7,757,100         $42,913

OTC 100 FUND
BUYS
7                         NASDAQ 100 Index         03/15/2002            221,690          (6,427)

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

CHANGE IN PRESENTATION

Changes were made to the Statement of Changes and Financial Highlights for presentation purposes only. These changes had no effect to the net assets or the net asset value.


3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual with services to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75%
of the next $300,000,0000, 0.72% of the next $600,000,000 and 0.65% of assets over $1.5 billion, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Value Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over
$500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over $1 billion, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. ("Davis"), Deutche Asset Management, Inc. ("DAMI"), Massachusetts Financial Services Company ("MFS"), Waddell & Reed Investment Management Company ("Waddell & Reed"), RS Investment Management L.P. ("RS") and Wellington Management Company, LLP ("Wellington Management"). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Enhanced Index Core Equity Fund, Small Cap Value Equity Fund and Small Company Opportunities Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management for the Enhanced Index Core Equity Fund and Small Cap Value Equity Fund. DLB receives a fee equal to an annual rate of 0.75% of the average daily net assets under management for the Small Company Opportunities Fund.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000 of aggregate net assets, 0.40% of the next $400,000,000 of assets and 0.35% of assets over $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Equity Index Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Equity Index Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% of the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to these Funds.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and
0.25% of aggregate net assets under management in excess $1,500,000,000.

Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management, Inc. as one of the Small Cap Growth Equity Fund's two sub-advisers. The interim sub-advisory agreement with Wellington Management provides that Wellington Management manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Wellington Management receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000. The interim sub-advisory agreement with Wellington Management will expire on the earlier of (i) 150 days from December 3, 2001 or (ii) the date on which a new sub-advisory agreement is approved by a "majority" of the Fund's outstanding voting securities.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of
$250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For the Equity Index Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive administrative and shareholder service fees incurred during the Fund's fiscal year for Class II and Class III in the amount of 0.05% of the average daily net assets of the respective classes.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2001, no significant amounts have been deferred.


4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                                                          LONG-TERM U.S.
                                                            GOVERNMENT              OTHER LONG-TERM
                                                            SECURITIES                SECURITIES
                                                         ----------------          -----------------
PURCHASES
Large Cap Value Fund                                     $             --           $     24,197,924
Equity Index Fund                                                      --                157,100,067
Enhanced Index Core Equity Fund                                        --                 16,741,864
Growth Equity Fund                                                     --                135,094,047
OTC 100 Fund                                                           --                 11,538,298
Small Cap Value Equity Fund                                            --                 55,544,332
Small Company Opportunities Fund                                       --                 16,623,473
Small Cap Growth Equity Fund                                           --                 51,477,224
Emerging Growth Fund                                                   --                 16,887,604

SALES
Large Cap Value Fund                                     $             --           $      4,282,778
Equity Index Fund                                                      --                  9,454,948
Enhanced Index Core Equity Fund                                        --                  5,662,331
Growth Equity Fund                                                     --                125,932,251
OTC 100 Fund                                                           --                  5,420,009
Small Cap Value Equity Fund                                            --                 42,379,732
Small Company Opportunities Fund                                       --                  5,134,193
Small Cap Growth Equity Fund                                           --                 55,475,598
Emerging Growth Fund                                                   --                 13,953,341

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                               YEAR ENDED DECEMBER 31, 2001    YEAR ENDED DECEMBER 31, 2000*
                                                                  SHARES          AMOUNT          SHARES         AMOUNT
                                                                ----------    -------------     ----------     -----------
LARGE CAP VALUE FUND
   Sold                                                          2,549,163    $  22,447,793      1,841,239     $18,185,323
   Issued as reinvestment of dividends                              13,954          122,094          6,445          63,591
   Redeemed                                                       (251,458)      (2,253,380)       (17,578)       (170,508)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  2,311,659    $  20,316,507      1,830,106     $18,078,406
                                                                ----------    -------------     ----------     -----------
EQUITY INDEX FUND CLASS I
   Sold                                                          1,336,653    $  19,849,621      4,348,681     $77,049,924
   Issued as reinvestment of dividends                              50,653          721,803         99,005       1,741,508
   Redeemed                                                       (709,047)     (10,180,534)    (4,601,774)    (82,427,165)
                                                                ----------    -------------     ----------     -----------
   Net increase (decrease)                                         678,259    $  10,390,890       (154,088)    $(3,635,733)
                                                                ----------    -------------     ----------     -----------
EQUITY INDEX FUND CLASS II
   Sold                                                          2,806,411    $  41,800,069      4,101,193     $72,840,560
   Issued as reinvestment of dividends                              55,015          783,443         28,709         477,363
   Redeemed                                                     (1,083,826)     (15,539,208)      (625,461)    (11,129,212)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  1,777,600    $  27,044,304      3,504,441     $62,188,711
                                                                ----------    -------------     ----------     -----------
EQUITY INDEX FUND CLASS III
   Sold                                                          9,699,724     $127,454,382      2,076,213     $37,288,787
   Issued as reinvestment of dividends                             128,459        1,825,417         20,767         346,760
   Redeemed                                                       (961,323)     (14,533,686)            --              --
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  8,866,860     $114,746,113      2,096,980     $37,635,547
                                                                ----------    -------------     ----------     -----------
ENHANCED INDEX CORE EQUITY FUND +
   Sold                                                          1,144,139    $  11,354,805             --     $        --
   Issued as reinvestment of dividends                               6,718           62,311             --              --
   Redeemed                                                         (3,666)         (34,750)            --              --
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  1,147,191    $  11,382,366             --     $        --
                                                                ----------    -------------     ----------     -----------
GROWTH EQUITY FUND
   Sold                                                          1,107,397    $   9,056,605      1,461,459     $19,275,200
   Issued as reinvestment of dividends                               1,987           15,162        850,225       9,068,280
   Redeemed                                                       (441,686)      (3,553,915)      (117,784)     (1,546,821)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                    667,698    $   5,517,852      2,193,900     $26,796,659
                                                                ----------    -------------     ----------     -----------
OTC 100 FUND
   Sold                                                          2,006,852    $   9,236,184      1,336,233     $12,948,785
   Issued as reinvestment of dividends                                  82              315          8,729          55,757
   Redeemed                                                       (682,951)      (3,012,076)       (21,402)       (192,161)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  1,323,983    $   6,224,423      1,323,560     $12,812,381
                                                                ----------    -------------     ----------     -----------
SMALL CAP VALUE EQUITY FUND
   Sold                                                          3,219,560    $  29,822,852      2,398,805     $21,068,390
   Issued as reinvestment of dividends                              28,361          277,041         55,249         501,296
   Redeemed                                                     (1,881,365)     (17,693,242)      (329,916)     (2,888,930)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  1,366,556    $  12,406,651      2,124,138     $18,680,756
                                                                ----------    -------------     ----------     -----------

                                                                YEAR ENDED DECEMBER 31, 2001   YEAR ENDED DECEMBER 31, 2000*
                                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                                                ----------    -------------     ----------     -----------
SMALL COMPANY OPPORTUNITIES FUND+
   Sold                                                          1,286,967    $  12,978,242             --     $        --
   Issued as reinvestment of dividends                              14,975          161,078             --              --
   Redeemed                                                        (26,624)        (270,526)            --              --
                                                                ----------    -------------     ----------     -----------
   Net increase                                                  1,275,318    $  12,868,794             --     $        --
                                                                ----------    -------------     ----------     -----------
SMALL CAP GROWTH EQUITY FUND
   Sold                                                            881,405    $   9,423,669      2,160,410     $35,185,032
   Issued as reinvestment of dividends                              21,557          223,215        766,660      10,547,895
   Redeemed                                                     (2,050,759)     (22,402,540)      (121,113)     (1,878,851)
                                                                ----------    -------------     ----------     -----------
   Net increase (decrease)                                      (1,147,797)   $ (12,755,656)     2,805,957     $43,854,076
                                                                ----------    -------------     ----------     -----------
EMERGING GROWTH FUND
   Sold                                                            659,985    $   4,072,990      1,535,052     $14,919,903
   Issued as reinvestment of dividends                                  --               --             --              --
   Redeemed                                                       (188,893)      (1,151,377)       (23,413)       (215,538)
                                                                ----------    -------------     ----------     -----------
   Net increase                                                    471,092    $   2,921,613      1,511,639     $14,704,365
                                                                ==========    =============     ==========     ===========


+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

* FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000 FOR THE LARGE CAP VALUE FUND, EQUITY INDEX FUND CLASS II, EQUITY INDEX FUND CLASS III, OTC 100 FUND AND EMERGING GROWTH FUND.


6.   FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


7.   FEDERAL INCOME TAX INFORMATION

At December 31, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                          FEDERAL        TAX BASIS       TAX BASIS     NET UNREALIZED
                                        INCOME TAX      UNREALIZED      UNREALIZED     APPRECIATION/
                                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                       ------------    ------------   -------------   ---------------
Large Cap Value Fund                   $ 36,592,042     $ 2,019,239   $ (2,961,877)    $   (942,638)
Equity Index Fund                       333,720,781      21,170,136    (31,990,622)     (10,820,486)
Enhanced Index Core Equity Fund          10,962,832         333,809       (746,794)        (412,985)
Growth Equity Fund                       49,376,468         653,849       (658,177)          (4,328)
OTC 100 Fund                             17,494,148         347,790     (6,789,638)      (6,441,848)
Small Cap Value Equity Fund              54,882,162       7,383,928     (1,700,058)       5,683,870
Small Company Opportunities Fund         12,683,322       1,401,727       (347,242)       1,054,485
Small Cap Growth Equity Fund             58,553,037       5,396,893     (4,190,777)       1,206,116
Emerging Growth Fund                     11,952,025       1,586,117       (809,033)         777,084

At December 31, 2001, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                              AMOUNT            EXPIRATION DATE
                                                            ----------         -----------------
Large Cap Value Fund                                       $     8,346         December 31, 2008
Large Cap Value Fund                                         1,163,000         December 31, 2009
Enhanced Index Core Equity Fund                                285,538         December 31, 2009
Growth Equity Fund                                          17,793,819         December 31, 2009
OTC 100                                                        943,131         December 31, 2009
Small Cap Value Equity Fund                                     78,475         December 31, 2006
Small Cap Value Equity Fund                                    626,497         December 31, 2007
Small Cap Value Equity Fund                                    646,698         December 31, 2008
Small Cap Growth Equity Fund                                10,101,238         December 31, 2009
Emerging Growth Fund                                         1,049,421         December 31, 2008
Emerging Growth Fund                                         4,870,511         December 31, 2009

The following Funds elected to defer to January 1, 2002 post-October losses:

                                                                                     AMOUNT
                                                                                   ---------
Large Cap Value Fund                                                              $  107,423
Equity Index Fund                                                                    156,425
Enhanced Index Core Equity Fund                                                      123,252
Growth Equity Fund                                                                   562,627
OTC 100 Fund                                                                         868,817
Small Company Opportunities Fund                                                      93,432
Small Cap Growth Equity Fund                                                       3,720,761
Emerging Growth Fund                                                                 166,735

The following Fund elected to defer January 1, 2002 post-October currency losses:

                                                                                     AMOUNT
                                                                                   ---------
Growth Equity Fund                                                                    $1,912

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                                           CAPITAL GAINS DIVIDEND
                                                                           ----------------------
Equity Index Fund                                                                 $1,237,228
Small Cap Growth Equity Fund                                                        $223,215

INDEPENDENT AUDITORS' REPORT


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Large Cap Value Fund, the MML Equity Index Fund, the MML Enhanced Index Core Equity Fund, the MML Growth Equity Fund, the MML OTC 100 Fund, the MML Small Cap Value Equity Fund, the MML Small Company Opportunities Fund, the MML Small Cap Growth Equity Fund and the MML Emerging Growth Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2001 and 2000 and financial highlights for the years ended December 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended December 31, 1998 and 1997 were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 8, 2002

DIRECTORS AND OFFICERS (UNAUDITED)


The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.


DISINTERESTED TRUSTEES

                                          TERM                                       NUMBER OF
                                       OF OFFICE**                                 PORTFOLIOS IN
                                          AND                                          FUND
                         POSITION(S)     LENGTH           PRINCIPAL                   COMPLEX                  OTHER
 NAME, ADDRESS*,         HELD WITH      OF TIME      OCCUPATION(S) DURING           OVERSEEN BY            DIRECTORSHIPS
    AND AGE                 FUND         SERVED          PAST 5 YEARS                 DIRECTOR           HELD BY DIRECTOR
----------------------  ------------  ------------  ----------------------------  ----------------  -----------------------------
Ronald J. Abdow          Trustee of      Since       President, Abdow                    38          Trustee, Abdow
Age: 69                  the Trust       1993        Corporation (operator                           G&R Trust and
                                                     of restaurants).                                Abdow G&R Co.
                                                                                                     (owners and operators
                                                                                                     or restaurant properties);
                                                                                                     Chairman, Western
                                                                                                     Mass Development
                                                                                                     Corp.; Chairman,
                                                                                                     American International
                                                                                                     College.

Richard H. Ayers         Trustee of      Since       Retired; former adviser to          38          Director, Applera
Age: 58                  the Trust       1999        Chairman (1997),                                Corporation
                                                     Chairman and Chief
                                                     Executive Officer
                                                     (1989-1996), The Stanley
                                                     Works (manufacturer of
                                                     tools, hardware and
                                                     specialty hardware
                                                     products).

Mary E. Boland           Trustee of      Since       Attorney at Law, Egan,              38          Director (1995-1999),
Age: 61                  the Trust       1973        Flanagan and Cohen, P.C.                        Trustee (until 1995),
                                                     (law firm), Springfield, MA.                    SIS Bank (formerly,
                                                                                                     Springfield Institution
                                                                                                     for Savings); Director
                                                                                                     (since 1999), First
                                                                                                     Mass Bank; Director
                                                                                                     (since 1999),
                                                                                                     Massachusetts
                                                                                                     Educational Financing
                                                                                                     Authority.

David E.A. Carson        Trustee of      Since       Retired; Chairman and               38          Director, United
Age: 66                  the Trust       1999        Chief Executive Officer                         Illuminating Co. (electric
                                                     (1997-2000), President and                      utility); Trustee (since
                                                     Chief Executive Officer                         1991), American
                                                     (1985-1997) People's Bank.                      Skandia Trust, American
                                                                                                     Skandia Advisor Funds
                                                                                                     and American Skandia
                                                                                                     Master Trust (open-end
                                                                                                     investment companies).

                                          TERM                                       NUMBER OF
                                       OF OFFICE**                                 PORTFOLIOS IN
                                          AND                                          FUND
                         POSITION(S)     LENGTH           PRINCIPAL                   COMPLEX                  OTHER
 NAME, ADDRESS*,         HELD WITH      OF TIME      OCCUPATION(S) DURING           OVERSEEN BY            DIRECTORSHIPS
    AND AGE                 FUND         SERVED          PAST 5 YEARS                 DIRECTOR           HELD BY DIRECTOR
----------------------  ------------  ------------  ----------------------------  ----------------  -----------------------------
Richard W. Greene        Trustee of      Since       Retired; Vice President for         38
Age: 65                  the Trust       1999        Investments and Treasurer
                                                     (1998-2000), Executive
                                                     Vice President and
                                                     Treasurer (1986-1998),
                                                     University of Rochester
                                                     (private university).

Beverly L. Hamilton      Trustee of      Since       President, ARCO Investment          38          Director (since 1991),
Age: 54                  the Trust       1999        Management Co.                                  American Funds
                                                     (1991-2000).                                    Emerging Markets
                                                                                                     Growth Fund
                                                                                                     (open-interval mutual
                                                                                                     fund); Trustee (since
                                                                                                     2000), Monterey
                                                                                                     Institute for International
                                                                                                     Studies; Trustee (since
                                                                                                     1998), the Common
                                                                                                     Fund; Investment
                                                                                                     Advisory Committees of
                                                                                                     Rockefeller Foundation,
                                                                                                     Unilever (Holland)
                                                                                                     pension fund, CFSB
                                                                                                     Sprout, University of
                                                                                                     Michigan endowment
                                                                                                     and Hartford Hospital.

F. William Marshall, Jr. Trustee of      Since       Consultant (since 1999);            38          Trustee (since 2000),
Age: 59                  the Trust       1996        Chairman (1999), Family                         Denver-based
                                                     Bank, F.S.B. (formerly SIS                      Oppenheimer and
                                                     Bank); Executive Vice                           Centennial Funds.
                                                     President (1999), Peoples
                                                     Heritage Financial Group;
                                                     President, Chief Executive
                                                     Officer and Director
                                                     (1993-1999), SIS
                                                     Bancorp, Inc. and
                                                     SIS Bank (formerly,
                                                     Springfield Institution
                                                     for Savings).

Charles J. McCarthy      Trustee of      Since       Retired; Proprietor                 38
Age: 77                  the Trust       1985        (until 2000), Synectics
                                                     Financial Company (venture
                                                     capital activities,
                                                     business consulting and
                                                     investments).

INTERESTED TRUSTEES

                                          TERM                                       NUMBER OF
                                       OF OFFICE**                                 PORTFOLIOS IN
                                          AND                                          FUND
                         POSITION(S)     LENGTH           PRINCIPAL                   COMPLEX                  OTHER
 NAME, ADDRESS*,         HELD WITH      OF TIME      OCCUPATION(S) DURING           OVERSEEN BY            DIRECTORSHIPS
    AND AGE                 FUND         SERVED          PAST 5 YEARS                 DIRECTOR           HELD BY DIRECTOR
----------------------  ------------  ------------  ----------------------------  ----------------  -----------------------------
Stuart H. Reese          Chairman        Since       Executive Vice President            38          Director (since 1994), Merrill
Age: 46                  and Trustee     1999        and Chief Investment                            Lynch Derivative Products;
                         of the Trust                Officer (since 1999),                           Director (since1996), Antares
                                                     Chief Executive Director                        Capital Corporation (finance
                                                     (1997-1999), Senior Vice                        company) and Charter Oak
                                                     President (1993-1997),                          Capital Management, Inc.
                                                     MassMutual; President and                       (investment adviser); Director
                                                     Chief Executive Officer                         (since 1996), HYP Management,
                                                     (since 1999), David L.                          Inc. (managing member of
                                                     Babson & Company Inc.                           MassMutual High Yield Partners
                                                     (investment adviser);                           LLC), and MMHC Investment,
                                                     President (since 1995),                         Inc. (investor in funds
                                                     Executive Vice President                        sponsored by MassMutual);
                                                     (1993-1995), MassMutual                         Director (since1994),
                                                     Corporate Investors and                         MassMutual Corporate Value
                                                     MassMutual Participation                        Partners Limited (investor in
                                                     Investors (closed-end                           debt and equity securities)
                                                     investment companies).                          and MassMutual Corporate Value
                                                                                                     Limited (parent of MassMutual
                                                                                                     Corporate Value Partners
                                                                                                     Limited); Director
                                                                                                     (1994-1996), Pace Industries
                                                                                                     (aluminum die caster);
                                                                                                     Advisory Board Member (since
                                                                                                     1995), Kirtland Capital
                                                                                                     Partners.

Richard G. Dooley        Trustee of      Since       Consultant (since 1993),            38          Director, Kimco Realty Corp.
Age: 71                  the Trust       1995        MassMutual;                                     (shopping center ownership and
                                                                                                     management); Director (since
                                                                                                     1993), Jefferies Group, Inc.
                                                                                                     (financial services holding
                                                                                                     company); Vice Chairman (since
                                                                                                     1995), Chairman (1982-1995),
                                                                                                     Director (since 1974),
                                                                                                     MassMutual Corporate
                                                                                                     Investors, and Vice Chairman
                                                                                                     (since 1995), Director (since
                                                                                                     1988), Chairman (1988-1995),
                                                                                                     MassMutual Participation
                                                                                                     Investors (closed-end
                                                                                                     investment companies),
                                                                                                     Director (since 1996), Charter
                                                                                                     Oak Capital Management, Inc.

Frederick C. Castellani  Trustee and     Since       Executive Vice President            38
Age: 54                  President       2001        (since 2001),
                         of the Trust                Senior Vice President
                                                     (1996 - 2001), MassMutual

OFFICERS/FEDERAL TAX INFORMATION (UNAUDITED)


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                     FUND
                          POSITION(S)    LENGTH            PRINCIPAL               COMPLEX
  NAME, ADDRESS*,         HELD WITH      OF TIME     OCCUPATION(S) DURING        OVERSEEN BY
    AND AGE                  FUND        SERVED          PAST 5 YEARS              OFFICER
-----------------------  --------------  -------  ----------------------------  -------------
James S. Collins         Chief           Since    Vice President (since 1999),        38
Age: 43                  Financial       2000     Second Vice President
                         Officer and              (since 1990), MassMutual.
                         Treasurer
                         of Trust

Isaac Williams, Jr.      Vice            Since    Managing Director (since            38
Age: 43                  President of    1999     1999), David L. Babson &
                         the Trust                Company Inc. (investment
                                                  adviser); Second Vice
                                                  President (1998-1999),
                                                  MassMutual; Regional
                                                  Director (1988-1998),
                                                  Peerless Insurance Company
                                                  (property/casualty
                                                  insurance company).

Thomas M. Kinzler        Vice President  Since    Vice President and                  38
Age: 45                  and Secretary   1999     Associate General Counsel
                         of the Trust             (since 1999), Second Vice
                                                  President and Associate
                                                  General Counsel (1996-1999),
                                                  Assistant Vice President
                                                  and Counsel (1995-1996),
                                                  MassMutual

Vernon J. Meyer          Vice President  Since    Vice President                      38
Age: 36                  of the Trust    1999     (since 1998), Second Vice
                                                  President (1995-1998),
                                                  MassMutual.

David W. O'Leary         Vice President  Since    Senior Vice President               13
Age: 41                  of the Trust    2001     (since 2001), MassMutual;
                                                  Senior Vice President
                                                  (1999-2001), Vice President
                                                  (1996-1999), Aetna
                                                  Financial Services.

* The address of each Trustee and Principal Officer is the same as that for the Trust: 1295 State Street, Springfield, Massachusetts 01111.
** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.


FEDERAL TAX INFORMATION

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

Large Cap Value Fund                               97.54%
Equity Index Fund                                 100.00%
Enhanced Index Core Equity Fund                   100.00%
Small Cap Value Equity Fund                       100.00%
Small Company Opportunities Fund                   38.82%

                                   Distributor
                              MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014




February 1, 2002                                                     L4540-9 202